June 30, 2000

AMERICAN CENTURY(reg.sm)
SEMIANNUAL REPORT

Equity Growth
Income & Growth
Small Cap Quantitative


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


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[left margin]

EQUITY GROWTH
(BEQGX)
--------------------------

INCOME & GROWTH
(BIGRX)
--------------------------

SMALL CAP QUANTITATIVE
(ASQIX)
--------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The first half of 2000 was an extraordinary period for the U.S. stock market. Several major shifts in investor sentiment led to unprecedented levels of volatility.

     The strong U.S. economy--and the accompanying rise in interest rates--was one key factor. But so was the "New Economy"--the burgeoning technology and telecommunications industries. Investors began to question the high valuations of many New Economy stocks, casting doubt on their profitability and long-term potential for success.

     As a result, the stock market grew increasingly volatile. For example, the tech-heavy Nasdaq Composite Index lost more than 25% in a single week in early April, then enjoyed one of its best months ever in June.

     For the most part, American Century's quantitative equity funds successfully weathered this unusual and rapidly changing environment. Our investment professionals review the period and the funds' performance in more detail beginning on page 3.

     We're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     We're also pleased to provide investors with two new investment tools. Fund Advisor,(1) an online advice engine, is designed to give impartial guidance in choosing the right no-load mutual funds to meet your financial goals.(2) And American Century is the program manager for Learning Quest,(SM) an educational savings program launched by the state of Kansas on July 1 that allows parents to invest tax-deferred to meet higher education costs. The summer issue of the American Century investor newsletter provides more details on these tools.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

(1) Patent pending.

(2) American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service, or other fees from funds recommended through Fund Advisor. These arrangements are described in Acumation Inc.'s Form ADV Part II.

[right margin]

Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
EQUITY GROWTH
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8
INCOME & GROWTH
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Schedule of Investments ................................................   15
SMALL CAP QUANTITATIVE
   Performance Information ................................................   20
   Management Q&A .........................................................   21
   Schedule of Investments ................................................   24
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   28
   Statement of Operations ................................................   29
   Statement of Changes
      in Net Assets .......................................................   30
   Notes to Financial
      Statements ..........................................................   32
   Financial Highlights ...................................................   36
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   44
   Background Information
      Investment Philosophy
         and Policies .....................................................   45
      Comparative Indices .................................................   45
      Lipper Rankings .....................................................   45
      Investment Team
         Leaders ..........................................................   45
   Glossary ...............................................................   46


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   U.S. stocks posted mixed returns in a volatile first half of 2000.

* Small- and mid-cap stocks perform-ed well, while large-cap stocks fell slightly.

* New Economy stocks (technology and telecommunications) soared early in the year, plunged in April and May, and then rebounded in June.

* During the tech sell-off, investors shifted into undervalued sectors of the market that had been languishing earlier in the year.

* Economic uncertainty and the speculative fervor surrounding New Economy stocks caused greater day-to-day volatility.

EQUITY GROWTH

*   The fund posted a slightly negative return but outperformed the S&P 500.

* Equity Growth beat the index because of its focus on growth stocks (which outperformed value shares) and good stock selection.

* Among technology stocks, the fund benefited the most from companies that supply components and infrastructure for electronic devices.

*   Equity Growth's health care and energy stocks were also strong performers.

* Financial services stocks and retailers had a negative impact on fund performance, as did stock selection among computer hardware stocks.

INCOME & GROWTH

* The fund produced a negative return in the first half of 2000 and trailed the S&P 500.

* Income & Growth underperformed the index because of weakness in large-cap value stocks and poor stock selection.

* The fund's semiconductor and computer hardware stocks posted strong returns, but stock selection within these industries hurt fund performance relative to the S&P 500.

* Income & Growth benefited from stock selection among health care, computer software, and defense/aerospace companies.

*   Telephone, home products, and retail stocks detracted from fund performance.

SMALL CAP QUANTITATIVE

*   The fund posted a strong return and outperformed the S&P SmallCap 600.

* Most of Small Cap Quantitative's outperformance occurred in the first quarter of the year, when the fund's technology and biotechnology stocks soared.

* One of the main themes in the portfolio was the human genome project, which provided a boost to the fund's biotech stocks.

* Another theme was the wireless industry--many of Small Cap Quantitative's best-performing stocks were tech companies that make circuitry or components for wireless devices.

* Energy and food & beverage stocks also contributed positively to fund performance.

* Basic materials stocks, information services firms, and retailers had the biggest negative impact on fund performance.

[left margin]

                  EQUITY GROWTH(1)
                       (BEQGX)
    TOTAL RETURNS:                AS OF 6/30/00
       6 Months                       -0.22%(2)
       1 Year                             9.35%
    INCEPTION DATE:                      5/9/91
    NET ASSETS:                    $2.5 billion(3)


                 INCOME & GROWTH(1)
                       (BIGRX)
    TOTAL RETURNS:                AS OF 6/30/00
       6 Months                       -3.55%(2)
       1 Year                             3.72%
    INCEPTION DATE:                    12/17/90
    NET ASSETS:                    $7.2 billion(3)


              SMALL CAP QUANTITATIVE(1)
                       (ASQIX)
    TOTAL RETURNS:                AS OF 6/30/00
       6 Months                        9.29%(2)
       1 Year                            18.69%
    INCEPTION DATE:                     7/31/98
    NET ASSETS:                   $20.1 million(4)

(1)  Investor Class.

(2)  Not annualized.

(3)  Includes Investor, Advisor, and Institutional classes.

(4)  Includes Investor and Institutional classes.

See Total Returns on pages 4, 11, and 20.

Investment terms are defined in the Glossary on pages 46-47.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     Volatility was the watchword in the U.S. stock market during the first half of 2000. Uncertainty about the economy, inflation, and interest rates--along with the mood swings symptomatic of "dot-com fever"--led to wide fluctuations in the major stock indexes.

     Large-cap stocks posted slightly negative returns, while small- and mid-cap stocks fared better (see the table at right).

RUNNING WITH THE PACK

     After finishing 1999 at record highs, the major stock indexes stumbled out of the gate in 2000. However, technology and telecommunications stocks--also known as "New Economy" stocks-- continued to soar, extending their phenomenal 1999 performance. Investors discarded "Old Economy" stocks and snapped up shares of dot-coms and other tech-oriented firms.

     This herd-like behavior pushed the Nasdaq Composite Index, which is dominated by tech stocks, up by nearly 25% from the end of 1999 to its peak on March 10, 2000. In contrast, the S&P 500 declined by 5%.

     But the speculative fervor surrounding New Economy stocks contributed to greater market volatility. Day-to-day swings of 2% or more in the major stock indexes became increasingly common as investors scurried from dot-com to dot-com, trying to latch on to the next Yahoo! or Amazon.

SHIFTING GEARS

     By March, disillusionment brought a sudden change in market sentiment. A series of interest rate increases by the Federal Reserve threatened to cool off the hot U.S. economy, which grew at its fastest rate in almost 16 years in the fourth quarter of 1999. In addition, concerns surfaced about sustainability and profitability in the New Economy, especially among electronic-commerce and other Internet-related companies.

     As a result, many investors began to turn away from high-flying growth stocks, seeking out opportunities in undervalued sectors of the market or sitting on the sidelines entirely. Between mid-March and late May, the Nasdaq fell 37%, including a record 25% plunge in the second week of April, while the S&P 500 edged 1% lower.

     After this deflation of the New Economy balloon, growth stocks staged a solid comeback in June. However, the market remained volatile amid mixed signals about the economy's strength and future Fed interest rate policy.

SMALL WONDERS

     After being left behind in 1998 and 1999, small- and mid-cap stocks attracted more attention during the first half of 2000, outperforming large-company stocks. Aggressive investors were especially fond of mid-cap stocks because they had the high growth potential of smaller companies and the ease of trading associated with larger stocks.

[right margin]

"DAY-TO-DAY SWINGS OF 2% OR MORE IN THE MAJOR STOCK INDEXES BECAME INCREASINGLY COMMON."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
   S&P 500                -0.42%
   S&P MIDCAP 400          9.06%
   S&P SMALLCAP 600        6.93%

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2000
Value on 6/30/00
S&P 500            $1.00
S&P MidCap 400     $1.09
S&P SmallCap 600   $1.07

                  S&P 500         S&P MidCap 400     S&P SmallCap 600
12/31/99           $1.00               $1.00               $1.00
1/31/00            $0.95               $0.97               $0.97
2/29/00            $0.93               $1.04               $1.10
3/31/00            $1.02               $1.13               $1.06
4/30/00            $0.99               $1.09               $1.04
5/31/00            $0.97               $1.07               $1.01
6/30/00            $1.00               $1.09               $1.07

Source: Lipper Inc.


                                                www.americancentury.com      3


Equity Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                                   INVESTOR CLASS                          ADVISOR CLASS       INSTITUTIONAL CLASS
                                 (INCEPTION 5/9/91)                     (INCEPTION 10/9/97)     (INCEPTION 1/2/98)
                 EQUITY                 MULTI-CAP CORE FUNDS(2)           EQUITY                 EQUITY
                 GROWTH   S&P 500   AVERAGE RETURN   FUND'S RANKING       GROWTH   S&P 500       GROWTH   S&P 500
=======================================================================================================================
6 MONTHS(1)      -0.22%   -0.42%        2.53%              --             -0.34%    -0.42%       -0.15%    -0.42%
1 YEAR            9.35%    7.24%       11.54%        196 OUT OF 366        9.10%     7.24%        9.59%     7.24%
=======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          19.96%   19.66%       16.27%         42 OUT OF 213         --        --           --        --
5 YEARS          23.60%   23.80%       19.33%         17 OUT OF 126         --        --           --        --
LIFE OF FUND     18.45%   18.34%       16.48%         13 OUT OF 55        15.13%    17.58%       17.35%    19.15%

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 44-46 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/00
Equity Growth      $47,018
S&P 500            $46,630

                Equity Growth         S&P 500
DATE                VALUE              VALUE
5/9/91             $10,000            $10,000
6/30/91             $9,640            $9,731
9/30/91            $10,378            $10,252
12/31/91           $11,747            $11,111
3/31/92            $11,128            $10,830
6/30/92            $10,923            $11,035
9/30/92            $11,291            $11,383
12/31/92           $12,232            $11,957
3/31/93            $12,773            $12,479
6/30/93            $12,998            $12,540
9/30/93            $13,697            $12,864
12/31/93           $13,630            $13,162
3/31/94            $12,997            $12,663
6/30/94            $13,178            $12,717
9/30/94            $13,681            $13,338
12/31/94           $13,599            $13,336
3/31/95            $14,867            $14,635
6/30/95            $16,300            $16,032
9/30/95            $17,324            $17,307
12/31/95           $18,301            $18,349
3/31/96            $19,450            $19,334
6/30/96            $20,249            $20,202
9/30/96            $21,173            $20,826
12/31/96           $23,305            $22,561
3/31/97            $23,622            $23,166
6/30/97            $27,243            $27,213
9/30/97            $30,942            $29,249
12/31/97           $31,710            $30,088
3/31/98            $36,739            $34,285
6/30/98            $37,525            $35,417
9/30/98            $32,317            $31,893
12/31/98           $39,782            $38,686
3/31/99            $39,718            $40,616
6/30/99            $43,007            $43,484
9/30/99            $41,420            $40,766
12/31/99           $47,128            $46,832
3/31/00            $48,419            $47,905
6/30/00            $47,018            $46,630

$10,000 investment made 5/9/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Equity Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                Equity Growth      S&P 500
DATE               RETURN           RETURN
6/30/91*           -3.60%           -2.31%
6/30/92            13.31%           13.36%
6/30/93            19.00%           13.57%
6/30/94             1.37%            1.43%
6/30/95            23.69%           25.99%
6/30/96            24.23%           25.92%
6/30/97            34.53%           34.69%
6/30/98            37.74%           30.03%
6/30/99            14.61%           22.75%
6/30/00             9.35%            7.24%

* From 5/9/91 (the fund's inception date) to 6/30/91.


4      1-800-345-2021


Equity Growth--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]

     An interview with Jeff Tyler, a portfolio manager on the Equity Growth fund investment team.

HOW DID EQUITY GROWTH PERFORM DURING THE FIRST HALF OF 2000?

     The fund posted a slightly negative return but outperformed its benchmark, the S&P 500. Equity Growth's six-month return was -0.22%, compared with the -0.42% return of the S&P 500.*

     Equity Growth didn't do as well within its peer group--the fund's return trailed the 2.53% average return of the 414 multi-cap core funds tracked by Lipper Inc. (See the previous page for more fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS PEER GROUP AVERAGE?

     The multi-cap category consists of funds that do not concentrate solely on one capitalization sector. Although Equity Growth can and does invest in small- and mid-cap stocks, its main focus is on large-cap stocks. Therefore, when small- and mid-cap stocks outperform large-caps--as they did in the past six months--we're more likely to fall short of the category average.

     Over the long term, the fund has had better success within its Lipper category (see the previous page). But our most important target is the fund's performance benchmark. We're out to beat the S&P 500, as we did during the six-month period and over the fund's nine-year existence.

THE FUND HAS AN EXCELLENT LONG-TERM RECORD, BUT LET'S LOOK AT THE MOST RECENT SIX-MONTH PERIOD. WHAT FACTORS HELPED EQUITY GROWTH OUTPERFORM THE S&P 500?

     Our growth orientation was one key factor. Within the S&P 500, growth stocks outperformed value shares by more than six percentage points.

     The rest of it came down to successful stock picking. Our results were a bit mixed, but more often than not, our stock selection models put us in the right places at the right times.

     Actually, these two factors blend together within our quantitative stock selection model.

HOW SO?

     The fund's slight bias toward growth is embedded in the computer model that picks stocks for the portfolio. This model has always incorporated both growth measures (such as earnings growth and earnings surprises) and value measures (such as price/earnings and price/book ratios) into its stock-ranking process.

     Within the last year, though, we adjusted the model to emphasize growth more than value when ranking stocks. We took this a step further when it came to technology stocks--we now use growth measures almost exclusively when evaluating companies in this sector.

     We give these stock picks what we call a "reasonableness check" and then run them through another computer model, which puts in a few risk controls and keeps our industry weightings close to those in the S&P 500. The end result is a diversified portfolio of stocks with a definite growth tilt.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"MORE OFTEN THAN NOT, OUR STOCK SELECTION MODELS PUT US IN THE RIGHT PLACES AT THE RIGHT TIMES."

PORTFOLIO AT A GLANCE
                           6/30/00      12/31/99
NO. OF COMPANIES             175          181
DIVIDEND YIELD              1.11%        1.01%
MEDIAN P/E RATIO            32.3         27.5
PORTFOLIO TURNOVER         35%(1)       86%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.67%(3)       0.68%

(1)  Six months ended 6/30/00.

(2)  Year ended 12/31/99.

(3)  Annualized.

Investment terms are defined in the Glossary on pages 46-47.


                                                www.americancentury.com      5


Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU GIVE SOME EXAMPLES OF YOUR SUCCESSFUL STOCK PICKS?

     Technology is a good place to start, since it was the most active and volatile sector of the market. One of the themes among technology stocks was a shift away from manufacturers and toward companies that build infrastructure or provide supplies and components to these manufacturers.

     An example from Equity Growth's portfolio is Applied Materials (up 43% during the first half of the year), which makes equipment for semiconductor manufacturers. Increased demand for personal computers, cellular phones, and other electronic devices caused chip makers to boost production, and that in turn created strong demand for manufacturing equipment.

WHERE ELSE HAS THIS THEME TAKEN HOLD?

     We've seen it among companies involved in producing fiber-optic equipment and components. Fiber-optic networks are the backbone of the developing infrastructure for high-speed Internet access and data transmission.

     A good example is Corning (up 110%), which produces glass fibers for telecommunications networks. The company is growing as fast as it possibly can and still has a backlog of orders for its products. Equity Growth held a substantial overweight in Corning for much of the past six months.

     Other top-performing overweights included Integrated Device Technology (up 106%), which produces computer chips for telecommunications; Scientific-Atlanta (up 167%), which makes set-top boxes that connect digital cable and the Internet to your TV or computer; and Vishay Intertechnology (up 80%), one of the largest manufacturers of electronic components and circuitry for cell phones.

THOSE ARE SOME PRETTY BIG WINNERS. ANY LOSERS AMONG TECHNOLOGY STOCKS?

     Definitely. Even though Equity Growth's tech stocks outperformed those in the S&P 500 as a group, there were plenty of missteps to offset our successes.

     For example, the fund was underweight in the S&P 500's two biggest semiconductor stocks, Intel (up 62%) and Texas Instruments (up 42%). In fact, six months ago we didn't own even a single share of Intel. That turned out to be our worst individual decision in terms of lost performance relative to the index.

     Stock selection among computer hardware companies was also a weak spot. Fund overweights in Adaptec (down 54%) and Electronics For Imaging (down 56%) --both of which are no longer in the portfolio--more than offset a beneficial overweight in Hewlett-Packard (up 38%).

     And of course there's Microsoft, the fund's biggest holding six months ago. Microsoft's antitrust violations and a possible break-up by the Justice Department pushed its stock price down by more than 30%. We cut back our holdings to an underweight position compared with the S&P 500, but Microsoft is still the fund's third-largest holding.

HOW DID THE PORTFOLIO FARE IN OTHER SECTORS OF THE MARKET?

     Health care and energy stocks were by far the best sectors in the portfolio. Equity Growth was neutral overall in health care, but we were overweight drug and biotechnology stocks and underweight medical products companies.

[left margin]

"HEALTH CARE AND ENERGY STOCKS WERE BY FAR THE BEST SECTORS IN THE PORTFOLIO."

TOP TEN HOLDINGS
                          % OF FUND INVESTMENTS
                           AS OF         AS OF
                          6/30/00       12/31/99
CISCO SYSTEMS INC.         3.8%           2.8%
GENERAL ELECTRIC CO.
     (U.S.)                3.3%           2.2%
MICROSOFT CORP.            2.9%           5.3%
PFIZER, INC.               2.9%           0.7%
INTEL CORP.                2.8%            --
WAL-MART STORES, INC.      2.5%           3.7%
ORACLE CORP.               2.0%            --
CITIGROUP INC.             1.8%           0.6%
VIACOM, INC. CL B          1.7%           0.4%
CHASE MANHATTAN
     CORP.                 1.7%           2.4%


6      1-800-345-2021


Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     The fund's largest overweights in this sector were two big pharmaceutical stocks, Pfizer (up 49%) and Warner-Lambert (up 59%). Pfizer, which makes five of the world's 20 top-selling medicines, recently acquired Warner-Lambert, providing a boost to both stocks.

     Equity Growth also had several biotech holdings that performed very well. The near-completion of the human genome project generated a great deal of excitement in these stocks. Small holdings in IVAX (up 142%), Andrx (up 202%), and Vertex Pharmaceuticals (up 204%) enhanced fund performance.

     Among energy stocks, our biggest overweights included Amerada Hess (up 9%), Apache (up 59%), and Union Pacific Resources (up 74%). These companies are among the leading oil and natural gas exploration companies, and they benefited from a 30% rise in the price of oil.

AND ON THE NEGATIVE SIDE?

     Financial stocks, especially banks, were among the portfolio's weakest performers. Rising interest rates led to reduced lending activity, and that in turn squeezed profit margins at many banks. Fund overweights in Chase Manhattan (down 10%), UnionBanCal (down 52%), and Bank of America (down 13%) were a drag on fund performance.

     Retailers were also something of a disaster area, hurt by worries of a slowdown in consumer spending. Equity Growth was overweight in Home Depot (down 27%) and top-ten holding Wal-Mart (down 16%), and also held small positions in decreasingly popular teenage clothing stores like Abercrombie & Fitch (down 54%) and American Eagle Outfitters (down 69%). These last two stocks are no longer in the portfolio.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET FOR THE REST OF THE YEAR?

     The slight decline in the S&P 500 during the first half of the year allowed corporate earnings to catch up a bit with the rise in stock prices over the past several years. Instead of the 25% annual returns that the S&P 500 posted in recent years, we expect equity returns to be more in line with corporate earnings growth as we move forward.

     That said, we also believe that we're closer to the beginning than the end of the shakeout among technology companies, and that could mean more volatility in the coming months.

     Investors are taking a harder look at the long-term business plans and profitability of their technology investments. Prior to this year, venture capital for technology start-ups flowed freely, and tech firms were going public at a rate of several per week. In the past six months, however, the market for initial public offerings dried up, and venture capital became increasingly hard to get.

     As the tech sector continues to evolve, we expect to see more consolidation. A large number of companies that were built on promises and little else will likely be bought out or disappear completely. In the end, though, we expect the survivors to be stronger and in a better position to be successful and profitable companies over the long term.

WHAT ARE YOUR PLANS FOR EQUITY GROWTH IN THE COMING MONTHS?

     Our goal is to outperform the S&P 500 by remaining fully invested in U.S. stocks and using our quantitative models to help us pick the best stocks in each industry of the market. That objective won't change.

[right margin]

"WE BELIEVE THAT WE'RE CLOSER TO THE BEGINNING THAN THE END OF THE SHAKEOUT AMONG TECHNOLOGY COMPANIES, AND THAT COULD MEAN MORE VOLATILITY."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/00)
                           % OF              % OF
                          FUND'S              S&P
                          STOCKS              500
AMERADA HESS CORP.         1.68%             0.04%
QUAKER OATS CO.            1.46%             0.08%
CHASE MANHATTAN
   CORP.                   1.80%             0.46%
VIACOM, INC. CL B          1.81%             0.83%
MORGAN STANLEY DEAN
   WITTER & CO.            1.71%             0.75%


FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/00)
                           % OF              % OF
                          FUND'S              S&P
                          STOCKS              500
LUCENT TECHNOLOGIES
   INC.                     0%               1.54%
EXXON MOBIL CORP.          0.81%             2.19%
AMERICAN
   INTERNATIONAL GROUP,
   INC.                    0.20%             1.45%
COCA-COLA CO.               0%               1.14%
ROYAL DUTCH
   PETROLEUM CO.
   NEW YORK SHARES          0%               1.06%


                                                 www.americancentury.com      7


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.5%
AIRLINES -- 0.1%
                   31,500  AMR Corp.(1)                          $      832,781
                   28,700  Delta Air Lines Inc.                       1,451,144
                                                                 --------------
                                                                       2,283,925
                                                                 --------------
ALCOHOL -- 0.5%
                  100,200  Anheuser-Busch Companies, Inc.             7,483,688
                   77,700  Coors (Adolph) Co. Cl B                    4,700,850
                                                                 --------------
                                                                      12,184,538
                                                                 --------------
BANKS -- 5.8%
                  467,000  Bank of America Corp.                     20,081,000
                  946,350  Chase Manhattan Corp.                     43,591,247
                  769,800  Citigroup Inc.                            46,380,450
                  521,700  Fleet Boston Financial Corp.              17,737,800
                  130,200  Old Kent Financial Corp.                   3,482,850
                   88,900  Silicon Valley Bancshares(1)               3,792,141
                  275,000  UnionBanCal Corp.                          5,104,688
                  147,000  Wells Fargo & Co.                          5,696,250
                                                                 --------------
                                                                     145,866,426
                                                                 --------------
CHEMICALS -- 1.3%
                  771,900  Dow Chemical Co.                          23,301,731
                  200,800  du Pont (E.I.) de Nemours & Co.            8,785,000
                                                                 --------------
                                                                      32,086,731
                                                                 --------------
CLOTHING STORES -- 0.1%
                  140,100  TJX Companies, Inc. (The)                  2,626,875
                                                                 --------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 5.5%
                  171,000  Apple Computer, Inc.(1)                    8,950,781
                  335,500  Dell Computer Corp.(1)                    16,554,828
                   30,000  Digital Lightwave, Inc.(1)                 3,017,812
                  395,800  EMC Corp. (Mass.)(1)                      30,451,862
                  281,200  Hewlett-Packard Co.                       35,114,850
                   65,000  Network Appliances, Inc.(1)                5,230,469
                  432,100  Sun Microsystems, Inc.(1)                 39,307,597
                                                                 --------------
                                                                     138,628,199
                                                                 --------------
COMPUTER SOFTWARE -- 7.0%
                  165,300  Computer Associates
                              International, Inc.                     8,461,294
                  229,000  International Business
                              Machines Corp.                         25,089,813
                  900,000  Microsoft Corp.(1)                        71,971,875
                  584,100  Oracle Corp.(1)                           49,082,653
                   23,000  Siebel Systems, Inc.(1)                    3,762,656
                  189,900  Sybase, Inc.(1)                            4,373,634
                   71,000  Symantec Corp.(1)                          3,831,781
                   75,000  Veritas Software Corp.(1)                  8,472,656
                                                                 --------------
                                                                     175,046,362
                                                                 --------------
CONSUMER DURABLES -- 0.3%
                  160,000  Whirlpool Corp.                            7,460,000
                                                                 --------------

Shares                                                               Value
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.9%
                  399,500  Boeing Co.                            $   16,704,094
                   72,700  Northrop Grumman Corp.                     4,816,375
                                                                 --------------
                                                                      21,520,469
                                                                 --------------
DEPARTMENT STORES -- 3.0%
                  105,300  Federated Department Stores,
                              Inc.(1)                                 3,553,875
                  197,400  Sears, Roebuck & Co.                       6,440,175
                1,110,100  Wal-Mart Stores, Inc.                     63,969,512
                                                                 --------------
                                                                      73,963,562
                                                                 --------------
DRUGS -- 8.3%
                   70,200  Allergan, Inc.                             5,229,900
                  281,400  Amgen Inc.(1)                             19,777,144
                   47,400  Andrx Corp.(1)                             3,029,156
                   93,300  Biogen, Inc.(1)                            6,014,934
                  329,100  Bristol-Myers Squibb Co.                  19,170,075
                  100,000  Elan Corp., plc ADR(1)                     4,843,750
                  162,200  IVAX Corp.(1)                              6,731,300
                  180,000  Jones Pharma Inc.                          7,183,125
                   86,900  MedImmune, Inc.(1)                         6,427,884
                  212,100  Merck & Co., Inc.                         16,252,162
                1,493,500  Pfizer, Inc.                              71,688,000
                  150,000  Pharmacia Corporation                      7,753,125
                  615,100  Schering-Plough Corp.                     31,062,550
                   40,000  Vertex Pharmaceuticals, Inc.(1)            4,213,750
                                                                 --------------
                                                                     209,376,855
                                                                 --------------
ELECTRICAL EQUIPMENT -- 8.7%
                   58,700  ADTRAN, Inc.(1)                            3,512,828
                  291,000  AVX Corp.                                  6,674,812
                1,506,700  Cisco Systems Inc.(1)                     95,722,534
                   57,000  Comverse Technology, Inc.(1)               5,302,781
                  117,700  Corning Inc.                              31,764,288
                  177,500  Credence Systems Corp.(1)                  9,790,234
                  398,000  KEMET Corp.(1)                             9,974,875
                  120,400  KLA-Tencor Corp.(1)                        7,054,688
                  408,800  Nortel Networks Corp. ADR                 27,900,600
                   91,100  Scientific-Atlanta, Inc.                   6,786,950
                  357,600  Vishay Intertechnology, Inc.(1)           13,566,450
                                                                 --------------
                                                                     218,051,040
                                                                 --------------
ELECTRICAL UTILITIES -- 1.9%
                  147,600  AES Corp. (The)(1)                         6,734,250
                  120,000  Calpine Corp.(1)                           7,890,000
                  193,800  Minnesota Power & Light Co.                3,355,162
                  360,700  Public Service Enterprise
                              Group Inc.                             12,489,238
                  314,300  Reliant Energy, Inc.                       9,291,494
                  233,800  Southern Co.                               5,450,462
                   88,800  Texas Utilities Co.                        2,619,600
                                                                 --------------
                                                                      47,830,206
                                                                 --------------
ENERGY RESERVES & PRODUCTION -- 5.4%
                  660,000  Amerada Hess Corp.                        40,755,000
                  385,500  Apache Corp.                              22,672,219


8      1-800-345-2021                        See Notes to Financial Statements


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

                  234,356  BP Amoco Plc ADR                      $   13,255,761
                  250,056  Exxon Mobil Corp.                         19,629,396
                  391,800  Kerr-McGee Corp.                          23,091,712
                  309,300  Occidental Petroleum Corp.                 6,514,631
                  434,600  Union Pacific Resources                    9,561,200
                                                                 --------------
                                                                     135,479,919
                                                                 --------------
ENTERTAINMENT -- 1.7%
                  643,700  Viacom, Inc. Cl B(1)                      43,892,294
                                                                 --------------
FINANCIAL SERVICES -- 5.2%
                  516,600  Fannie Mae                                26,960,062
                  229,800  Federal Home Loan Mortgage
                              Corporation                             9,306,900
                   43,200  Gallagher (Arthur J.) & Co.                1,814,400
                1,555,500  General Electric Co. (U.S.)               82,441,500
                  116,600  Providian Financial Corp.                 10,494,000
                                                                 --------------
                                                                     131,016,862
                                                                 --------------
FOOD & BEVERAGE -- 3.0%
                   91,000  General Mills, Inc.                        3,480,750
                  269,000  Hormel Foods Corp.                         4,522,563
                  522,600  IBP, Inc.                                  8,067,638
                  200,000  PepsiCo, Inc.                              8,887,500
                  469,800  Quaker Oats Co. (The)                     35,293,725
                  228,100  Suiza Foods Corp.(1)                      11,148,388
                   97,200  SYSCO Corp.                                4,094,550
                                                                 --------------
                                                                      75,495,114
                                                                 --------------
FOREST PRODUCTS & PAPER -- 0.8%
                  144,400  International Paper Co.                    4,304,925
                   99,300  Temple-Inland Inc.                         4,170,600
                   98,500  Westvaco Corp.                             2,444,031
                  242,300  Weyerhaeuser Co.                          10,418,900
                                                                 --------------
                                                                      21,338,456
                                                                 --------------
GROCERY STORES -- 0.4%
                  249,100  Safeway Inc.(1)                           11,240,638
                                                                 --------------
HEAVY ELECTRICAL EQUIPMENT -- 0.8%
                  286,900  CommScope, Inc.(1)                        11,762,900
                  173,200  Cummins Engine Company, Inc.               4,719,700
                   80,100  Rockwell International Corp.               2,523,150
                                                                 --------------
                                                                      19,005,750
                                                                 --------------
HOME PRODUCTS -- 1.7%
                  166,700  Avon Products, Inc.                        7,418,150
                  165,400  Colgate-Palmolive Co.                      9,903,325
                  123,800  Fortune Brands, Inc.                       2,855,138
                  188,400  Procter & Gamble Co. (The)                10,785,900
                  285,000  Ralston Purina Co.                         5,682,188
                  224,900  Tupperware Corp.                           4,947,800
                                                                 --------------
                                                                      41,592,501
                                                                 --------------
HOTELS -- 0.1%
                   99,800  MGM Grand, Inc.                            3,206,075
                                                                 --------------

Shares                                                               Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 1.1%
                  357,000  Illinois Tool Works Inc.              $   20,349,000
                   65,700  Ingersoll-Rand Co.                         2,644,425
                   80,400  United Technologies Corp.                  4,733,550
                                                                 --------------
                                                                      27,726,975
                                                                 --------------
INDUSTRIAL SERVICES -- 0.2%
                  201,200  Hertz Corp. Cl A                           5,646,175
                                                                 --------------
INFORMATION SERVICES -- 1.3%
                  165,000  Automatic Data Processing, Inc.            8,837,812
                  187,700  Electronic Data Systems Corp.              7,742,625
                  278,700  MarchFirst, Inc.(1)                        5,094,984
                  276,100  Valassis Communications, Inc.(1)          10,526,312
                                                                 --------------
                                                                      32,201,733
                                                                 --------------
INTERNET -- 1.8%
                  555,500  America Online Inc.(1)                    29,302,625
                  122,200  Yahoo! Inc.(1)                            15,141,344
                                                                 --------------
                                                                      44,443,969
                                                                 --------------
LIFE & HEALTH INSURANCE -- 1.3%
                  117,500  CIGNA Corp.                               10,986,250
                  612,500  Lincoln National Corp.                    22,126,562
                                                                 --------------
                                                                      33,112,812
                                                                 --------------
MEDIA -- 1.8%
                  424,600  Comcast Corp. Cl A(1)                     17,209,569
                  168,200  Cox Communications, Inc. Cl A(1)           7,663,612
                  521,100  Disney (Walt) Co.                         20,225,194
                                                                 --------------
                                                                      45,098,375
                                                                 --------------
MEDICAL PRODUCTS & SUPPLIES -- 2.4%
                  220,900  Bard (C.R.), Inc.                         10,630,813
                  388,100  Johnson & Johnson                         39,537,688
                  129,800  Mallinckrodt Inc.                          5,638,188
                   64,800  PE Corp-PE Biosystems Group                4,268,700
                                                                 --------------
                                                                      60,075,389
                                                                 --------------
MEDICAL PROVIDERS & SERVICES -- 1.1%
                  386,100  Oxford Health Plans, Inc.(1)               9,194,006
                   79,200  PacifiCare Health Systems, Inc.(1)         4,764,375
                  154,100  United HealthCare Corp.                   13,214,075
                                                                 --------------
                                                                      27,172,456
                                                                 --------------
MINING & METALS -- 0.5%
                  100,400  Alcan Aluminium Ltd. ADR                   3,112,400
                  232,400  Alcoa Inc.                                 6,739,600
                   54,400  Ball Corporation                           1,751,000
                                                                 --------------
                                                                      11,603,000
                                                                 --------------
MOTOR VEHICLES & PARTS -- 0.8%
                  346,400  Ford Motor Co.                            14,895,200
                   89,900  General Motors Corp.                       5,219,819
                   45,355  Visteon Corp.(1)                             549,929
                                                                 --------------
                                                                      20,664,948
                                                                 --------------
MULTI-INDUSTRY -- 0.6%
                  309,700  Tyco International Ltd.                   14,672,038
                                                                 --------------


See Notes to Financial Statements               www.americancentury.com      9


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
OIL REFINING -- 0.1%
                   57,100  Texaco Inc.                           $    3,040,575
                                                                 --------------
OIL SERVICES -- 0.5%
                   52,600  BJ Services Co.(1)                         3,287,500
                  262,900  Ensco International Inc.                   9,415,106
                                                                 --------------
                                                                      12,702,606
                                                                 --------------
PROPERTY & CASUALTY INSURANCE -- 1.2%
                  146,700  Ambac Financial Group, Inc.                8,040,994
                   42,000  American International Group, Inc.         4,935,000
                  180,000  MGIC Investment Corp.                      8,190,000
                  185,700  Radian Group Inc.                          9,609,975
                                                                 --------------
                                                                      30,775,969
                                                                 --------------
PUBLISHING -- 0.8%
                  365,300  Deluxe Corp.                               8,607,381
                  158,300  Dow Jones & Co., Inc.                     11,595,475
                                                                 --------------
                                                                      20,202,856
                                                                 --------------
RAILROADS -- 0.1%
                   75,000  Union Pacific Corp.                        2,789,062
                                                                 --------------
RESTAURANTS -- 0.6%
                  235,200  Brinker International, Inc.(1)             6,879,600
                  292,400  Jack in the Box Inc.(1)                    7,200,350
                                                                 --------------
                                                                      14,079,950
                                                                 --------------
SECURITIES & ASSET MANAGEMENT -- 1.9%
                   25,300  Lehman Brothers Holdings Inc.              2,392,431
                   33,300  Merrill Lynch & Co., Inc.                  3,829,500
                  497,100  Morgan Stanley Dean Witter & Co.          41,383,575
                                                                 --------------
                                                                      47,605,506
                                                                 --------------
SEMICONDUCTOR -- 7.3%
                  117,400  Analog Devices, Inc.(1)                    8,922,400
                  271,400  Applied Materials, Inc.(1)                24,604,106
                   86,000  Cypress Semiconductor Corp.(1)             3,633,500
                  293,400  Integrated Device Technology,
                              Inc.(1)                                17,604,000
                  524,900  Intel Corp.                               70,156,166
                  161,600  International Rectifier Corp.(1)           9,049,600
                  103,500  Kulicke & Soffa Industries, Inc.(1)        6,129,141
                  282,200  Lam Research Corp.(1)                     10,591,319
                   61,100  LSI Logic Corp.(1)                         3,307,038
                  171,600  National Semiconductor Corp.(1)            9,738,300
                  157,800  Teradyne, Inc.(1)                         11,598,300
                  100,300  Texas Instruments Inc.                     6,889,356
                                                                 --------------
                                                                     182,223,226
                                                                 --------------
SPECIALTY STORES -- 1.9%
                   99,300  Best Buy Co., Inc.(1)                      6,280,725
                  656,500  Home Depot, Inc.                          32,783,969
                   46,800  Tiffany & Co.                              3,159,000
                  183,800  Zale Corp.(1)                              6,708,700
                                                                 --------------
                                                                      48,932,394
                                                                 --------------

Shares                                                               Value
--------------------------------------------------------------------------------
TELEPHONE -- 5.6%
                  604,350  AT&T Corp.                            $   19,112,569
                  160,800  Bell Atlantic Corp.                        8,170,650
                  629,000  BellSouth Corp.                           26,811,125
                  298,000  GTE Corp.                                 18,550,500
                  773,015  SBC Communications Inc.                   33,432,899
                  289,300  Sprint Corp.                              14,754,300
                   59,100  U S WEST, Inc.                             5,067,825
                  341,800  WorldCom, Inc.(1)                         15,690,756
                                                                 --------------
                                                                     141,590,624
                                                                 --------------
TOBACCO -- 0.1%
                  133,800  Universal Corp.                            2,826,525
                                                                 --------------
WIRELESS TELECOMMUNICATIONS -- 1.0%
                  140,000  Nextel Communications, Inc.(1)             8,561,875
                  149,600  QUALCOMM Inc.(1)                           8,971,325
                  132,300  Sprint PCS(1)                              7,871,850
                                                                 --------------
                                                                      25,405,050
                                                                 --------------
TOTAL COMMON STOCKS                                               2,423,785,010
                                                                 --------------
   (Cost $1,919,199,135)

TEMPORARY CASH INVESTMENTS -- 3.5%*
    Repurchase Agreement, Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.30%, dated 6/30/00,
       due 7/3/00 (Delivery value $88,146,253)                       88,100,000
                                                                 --------------
   (Cost $88,100,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $2,511,885,010
                                                                 ==============
   (Cost $2,007,299,135)

FUTURES CONTRACTS
                                          Underlying
                     Expiration           Face Amount        Unrealized
   Purchased            Date               at Value             Loss
-------------------------------------------------------------------------------
  166 S&P 500        September
    Futures             2000             $61,067,250         $(663,170)
                                      =======================================

* Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 1.1%.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.


10      1-800-345-2021                        See Notes to Financial Statements


Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                                INVESTOR CLASS                            ADVISOR CLASS        INSTITUTIONAL CLASS
                             (INCEPTION 12/17/90)                      (INCEPTION 12/15/97)    (INCEPTION 1/28/98)
               INCOME &                LARGE-CAP VALUE FUNDS(2)         INCOME &               INCOME &
                GROWTH    S&P 500   AVERAGE RETURN   FUND'S RANKING      GROWTH    S&P 500      GROWTH     S&P 500
========================================================================================================================
6 MONTHS(1)     -3.55%    -0.42%        -1.65%             --            -3.71%    -0.42%       -3.47%      -0.42%
1 YEAR           3.72%     7.24%        -0.93%       107 OUT OF 343       3.44%     7.24%        3.95%       7.24%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         18.36%    19.66%        12.65%        23 OUT OF 232        --         --          --          --
5 YEARS         22.76%    23.80%        18.01%        7 OUT OF 152         --         --          --          --
LIFE OF FUND    19.76%   19.55%(3)     16.48%(3)     5 OUT OF 57(3)      16.12%    19.50%(4)    16.93%      19.02%

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/20/90, the date nearest the class's inception for which data are available.

(4) Since 12/11/97, the date nearest the class's inception for which data are available.

See pages 44-46 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/00
Income & Growth    $55,144
S&P 500            $54,832

               Income & Growth        S&P 500
DATE                VALUE              VALUE
12/20/90           $10,000            $10,000
12/31/90           $10,009            $10,014
3/31/91            $11,681            $11,469
6/30/91            $11,644            $11,443
9/30/91            $12,539            $12,055
12/31/91           $13,917            $13,065
3/31/92            $13,436            $12,734
6/30/92            $13,440            $12,976
9/30/92            $13,832            $13,385
12/31/92           $15,010            $14,060
3/31/93            $15,741            $14,674
6/30/93            $16,103            $14,746
9/30/93            $16,779            $15,127
12/31/93           $16,707            $15,478
3/31/94            $15,955            $14,891
6/30/94            $16,038            $14,953
9/30/94            $16,651            $15,685
12/31/94           $16,614            $15,682
3/31/95            $18,068            $17,209
6/30/95            $19,772            $18,852
9/30/95            $21,415            $20,351
12/31/95           $22,741            $21,576
3/31/96            $24,012            $22,735
6/30/96            $24,984            $23,756
9/30/96            $25,836            $24,490
12/31/96           $28,234            $26,530
3/31/97            $28,736            $27,241
6/30/97            $33,257            $32,000
9/30/97            $37,001            $34,393
12/31/97           $37,963            $35,380
3/31/98            $43,726            $40,316
6/30/98            $44,715            $41,646
9/30/98            $39,666            $37,503
12/31/98           $48,464            $45,491
3/31/99            $49,390            $47,761
6/30/99            $53,163            $51,133
9/30/99            $50,223            $47,937
12/31/99           $57,164            $55,070
3/31/00            $57,536            $56,331
6/30/00            $55,144            $54,832

$10,000 investment made 12/20/90(3)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

              Income & Growth      S&P 500
DATE               RETURN           RETURN
6/30/91*           16.44%           16.79%
6/30/92            15.44%           13.36%
6/30/93            19.82%           13.57%
6/30/94            -0.40%            1.43%
6/30/95            23.28%           25.99%
6/30/96            26.36%           25.92%
6/30/97            33.10%           34.69%
6/30/98            34.46%           30.03%
6/30/99            18.89%           22.75%
6/30/00             3.72%            7.24%

* From 12/20/90 (the date nearest the fund's inception for which index data are available) to 6/30/91.


                                                www.americancentury.com      11


Income & Growth--Q&A
--------------------------------------------------------------------------------
[photo of John Schniedwind]   [photo of Kurt Borgwardt]

     An interview with John Schniedwind and Kurt Borgwardt, portfolio managers on the Income & Growth fund investment team.

HOW DID INCOME & GROWTH PERFORM DURING THE FIRST HALF OF 2000?

     The fund's six-month return of -3.55% reflected the general weakness of large-cap stocks.* Income & Growth's performance trailed the -0.42% return of its benchmark, the S&P 500, as well as the -1.65% average return of the 382 large-cap value funds tracked by Lipper Inc. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM BOTH THE S&P 500 AND THE AVERAGE LARGE-CAP VALUE FUND?

     We focus on the S&P 500 as our performance target, so we're less concerned with how our returns stack up against the average large-cap value fund. If we can consistently beat the S&P 500, our peer group performance should take care of itself. (See the previous page for the fund's long-term record against its peer group.)

     With regard to the index, part of the reason we lagged was the outperformance of growth stocks over value stocks in the large-cap market. We incorporate both growth and value measures into our stock selection process, but with a slight tilt toward value. This value bias hurt fund performance relative to the S&P 500--the S&P/BARRA Growth Index returned 2.63% in the first half of 2000, while the S&P/BARRA Value Index returned -4.07%.

     But the main reason we underperformed the index--and the average large-cap value fund, for that matter--was stock selection. Our industry-neutral approach puts a heavy emphasis on the stock picking of our quantitative models, and unfortunately this worked against us during the six-month period.

CAN YOU TALK A LITTLE MORE ABOUT YOUR INDUSTRY-NEUTRAL APPROACH AND STOCK SELECTION PROCESS?

     "Industry neutral" means the fund's industry weightings typically match or come close to the industry weightings of the S&P 500. In other words, we're not making significant bets on technology, financials, or any other sector of the market.

     This approach increases the importance of our stock selection. We try to outperform the index by investing in the best-performing companies within each industry. We use a quantitative analytical model--basically a sophisticated computer program--that evaluates stocks and ranks them based on their growth prospects and their relative value.

     The human element is also a key part of the process. We review the stock picks within the context of supplemental information not already reflected in the model.

      Ultimately, we try to own as many high-ranking stocks as we can, within limitations. These limitations include our industry-neutral positioning, as well as some controls that keep the fund's risk profile close to that of the S&P 500.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE FUND'S SIX-MONTH RETURN REFLECTED THE GENERAL WEAKNESS OF LARGE-CAP
STOCKS."

PORTFOLIO AT A GLANCE
                          6/30/00      12/31/99
NO. OF COMPANIES            286          279
DIVIDEND YIELD             1.51%        1.36%
MEDIAN P/E RATIO           27.4         23.5
PORTFOLIO TURNOVER        34%(1)       58%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)       0.67%(3)       0.68%

(1)  Six months ended 6/30/00.

(2)  Year ended 12/31/99.

(3)  Annualized.

Investment terms are defined in the Glossary on pages 46-47.


12      1-800-345-2021


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WERE THERE ANY SPECIFIC AREAS WHERE YOUR STOCK SELECTION WAS PROBLEMATIC?

     Some of the areas where our stock selection struggled the most were actually ones that contributed positively to the fund's overall return.

     Semiconductor stocks are a good example. As a group, the fund's semiconductor holdings returned about 50% in the first half of this year--the best industry return in the portfolio. This performance was driven by strong demand for personal computers, cellular phones, and other electronic devices requiring computer chips. The stock prices of several fund holdings, including Integrated Device Technology and Micron, more than doubled.

     However, the semiconductor stocks in the S&P 500 returned almost 60% as a group. Income & Growth's underweights in the two largest semiconductor companies, Intel (up 62% during the period) and Texas Instruments (up 42%), hurt fund performance relative to the index. Our models downgraded these two stocks because of their extremely high prices.

HOW DID THE FUND FARE IN THE REST OF THE TECHNOLOGY SECTOR?

     Electrical equipment stocks produced solid returns, especially in the first quarter. Our best performers included Scientific-Atlanta (up 166%), which was a fund overweight for most of the period, and Corning (up 110%).
Scientific-Atlanta makes set-top boxes that connect digital cable and the Internet to a TV or computer, while Corning manufactures glass components for fiber-optic telecommunications networks.

     Computer hardware stocks also performed well thanks to increased PC demand, but our stock selection hurt us in this area. Although we made some good decisions among the larger computer makers--overweights in Hewlett-Packard (up 38%) and Apple (up 2%), underweights in Gateway (down 21%) and Dell Computer (down 3%)--these were overshadowed by heavy weightings in Adaptec (down 54%) and Electronics For Imaging (down 56%).

     The opposite occurred in the fund's computer software holdings--overall performance was weak, but our stock selection was favorable. We were overweight Adobe (up 93%), which produces the leading desktop-publishing and photography software, and we stayed away from BMC Software (down 54%) and Parametric Technology (down 59%), both of which reported disappointing earnings.

     The anti-trust trial and proposed break-up of the biggest software company of all--Microsoft (down 31%)--weighed heavily on its stock price and the fund's performance. We shifted to an underweight position in Microsoft relative to the S&P 500, but it remained one of the fund's largest holdings.

WHAT OTHER SECTORS OF THE MARKET HAD THE BIGGEST IMPACT ON FUND PERFORMANCE?

     On the positive side, health care was Income & Growth's best sector, especially in the second quarter. This included our holdings among drug, medical products, and medical services stocks.

     Evidence of a slower U.S. economy boosted demand for drug stocks, which tend to produce steady profit growth regardless of economic conditions. The large drug stocks were also considered a safety play for investors as they rotated out of technology stocks in the second quarter.

[right margin]

"WE SHIFTED TO AN UNDERWEIGHT POSITION IN MICROSOFT RELATIVE TO THE S&P 500, BUT IT REMAINED ONE OF THE FUND'S LARGEST HOLDINGS."

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                            AS OF         AS OF
                           6/30/00       12/31/99
GENERAL ELECTRIC CO.
     (U.S.)                 4.2%           3.3%
CISCO SYSTEMS INC.          3.3%           2.7%
PFIZER, INC.                3.2%           1.3%
INTEL CORP.                 3.0%           1.3%
MICROSOFT CORP.             2.9%           4.9%
CITIGROUP INC.              2.4%           1.6%
ORACLE CORP.                1.9%           1.1%
JOHNSON & JOHNSON           1.7%           1.1%
MERCK & CO., INC.           1.7%           1.2%
EXXON MOBIL CORP.           1.6%           1.4%


                                               www.americancentury.com      13


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Among pharmaceutical firms, the fund benefited from an overweight in Pfizer (up 50%). The company completed the acquisition of one of its biggest competitors, Warner-Lambert, creating the world's largest pharmaceuticals company.

     Our stock selection among defense and aerospace stocks was significantly positive. The fund was overweight in Northrop Grumman (up 25%), which sold many of its low-profit businesses and saw increased orders for its airplanes. In addition, we didn't own any shares in Honeywell (down 41%) and Raytheon (down 27%).

WHAT ABOUT HOLDINGS THAT DETRACTED FROM FUND PERFORMANCE?

     Telephone stocks declined across the board. They went through a sizable correction after a huge run-up in 1999. The good news is that we were underweight in two of the worst performers, AT&T (down 37%) and Global Crossing (down 47%).

     In addition, home products companies contributed negatively to fund performance. The biggest damage was done by Procter & Gamble (down 47%), which posted disappointing earnings in two consecutive quarters.

     Retailers, from department stores to home improvement warehouses, were also weak performers. Clothing stores like Abercrombie & Fitch (down 54%) and American Eagle Outfitters (down 69%) were trounced because of concerns about declining popularity and market share among teenagers. The fund no longer held these stocks by the end of June.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET FOR THE REST OF THE YEAR?

     The performance of the stock market during the second half of 2000 will hinge on how successful the Federal Reserve is in achieving a "soft landing" --slowing the economy to a moderate, sustainable growth rate while keeping a lid on inflation.

     So far, the economy has remained healthy, but we're finally starting to see some evidence that the Fed's six interest rate increases over the past year are slowing things down.

     If the Fed pulls this off successfully, as it did in 1995, it would be positive for the stock market. If the Fed is unsuccessful--either by failing to stay ahead of the inflation curve or tightening the screws too hard, causing a recession--stocks could weaken along with corporate earnings.

     We're not likely to see greater market volatility than in the first half of the year--that would be hard to imagine--but we don't think it will go away any time soon, either.

WHAT ARE YOUR PLANS FOR INCOME & GROWTH IN THE COMING MONTHS?

     We intend to keep following the same disciplined, quantitative approach, seeking out what our models indicate are the best companies in each industry of the market.

[left margin]

"THE PERFORMANCE OF THE STOCK MARKET DURING THE SECOND HALF OF 2000 WILL HINGE ON HOW SUCCESSFUL THE FEDERAL RESERVE IS IN ACHIEVING A 'SOFT LANDING.'"

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/00)
                             % OF       % OF
                            FUND'S       S&P
                            STOCKS       500
SEARS, ROEBUCK & CO.         1.10%      0.09%
OCCIDENTAL PETROLEUM
     CORP.                   1.05%      0.06%
KERR-MCGEE CORP.             1.01%      0.04%
FLEET BOSTON
     FINANCIAL CORP.         1.11%      0.25%
CITIGROUP INC.               2.46%      1.63%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/00)
                             % OF       % OF
                            FUND'S       S&P
                            STOCKS       500
LUCENT TECHNOLOGIES
     INC.                    0.13%      1.54%
AMERICAN
     INTERNATIONAL GROUP,
     INC.                    0.33%      1.45%
COCA-COLA CO.                0.06%      1.14%
WAL-MART STORES, INC.        1.31%      2.05%
AMERICAN HOME
     PRODUCTS CORP.           0%        0.61%


14      1-800-345-2021


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.4%
AIRLINES -- 0.1%
                   85,200  AMR Corp.(1)                          $    2,252,475
                   75,300  Delta Air Lines Inc.                       3,807,356
                                                                 --------------
                                                                       6,059,831
                                                                 --------------
ALCOHOL -- 0.4%
                  358,700  Anheuser-Busch Companies, Inc.            26,790,406
                                                                 --------------
APPAREL & TEXTILES -- 0.1%
                  229,100  Liz Claiborne, Inc.                        8,075,775
                  106,400  Reebok International Ltd.(1)               1,695,750
                                                                 --------------
                                                                       9,771,525
                                                                 --------------
BANKS -- 6.1%
                2,074,100  Bank of America Corp.                     89,186,300
                1,218,500  Chase Manhattan Corp.                     56,127,156
                2,904,900  Citigroup Inc.                           175,020,224
                   28,400  City National Corp.                        1,008,200
                  311,500  First Union Corp.                          7,729,094
                2,329,000  Fleet Boston Financial Corp.              79,186,000
                  211,300  PNC Bank Corp.                             9,904,688
                  262,400  Silicon Valley Bancshares(1)              11,193,000
                  651,000  UnionBanCal Corp.                         12,084,188
                                                                 --------------
                                                                     441,438,850
                                                                 --------------
CHEMICALS -- 1.6%
                1,683,900  Dow Chemical Co.                          50,832,731
                  104,400  du Pont (E.I.) de Nemours & Co.            4,567,500
                  363,600  Engelhard Corp.                            6,203,925
                  526,500  Minnesota Mining &
                              Manufacturing Co.                      43,436,250
                  669,400  Sherwin-Williams Co.                      14,182,912
                                                                 --------------
                                                                     119,223,318
                                                                 --------------
CLOTHING STORES -- 0.5%
                1,250,800  Limited, Inc. (The)                       27,048,550
                  134,500  Talbots, Inc.                              7,389,094
                                                                 --------------
                                                                      34,437,644
                                                                 --------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 5.3%
                  234,600  Adaptec, Inc.(1)                           5,344,481
                  144,000  Advanced Digital Information
                              Corp.(1)                                2,290,500
                  812,800  Apple Computer, Inc.(1)                   42,545,000
                   52,700  Compaq Computer Corp.                      1,347,144
                1,234,700  Dell Computer Corp.(1)                    60,924,727
                  218,500  Diebold, Inc.                              6,090,688
                  117,500  Electronics for Imaging, Inc.(1)           2,966,875
                  715,200  EMC Corp. (Mass.)(1)                      55,025,700
                   60,400  Gateway Inc.(1)                            3,427,700
                  634,200  Hewlett-Packard Co.                       79,195,725
                  160,000  Network Appliances, Inc.(1)               12,875,000
                  298,400  Pitney Bowes Inc.                         11,936,000

Shares                                                               Value
--------------------------------------------------------------------------------

                   72,700  Seagate Technology, Inc.(1)           $    3,998,500
                  995,800  Sun Microsystems, Inc.(1)                 90,586,680
                  100,900  Xerox Corp.                                2,093,675
                                                                 --------------
                                                                     380,648,395
                                                                 --------------
COMPUTER SOFTWARE -- 6.9%
                   82,700  Adobe Systems Inc.                        10,743,247
                   33,100  BEA Systems, Inc.(1)                       1,635,347
                  435,300  Computer Associates
                              International, Inc.                    22,281,919
                  806,500  International Business
                              Machines Corp.                         88,362,156
                2,578,900  Microsoft Corp.(1)                       206,231,409
                1,620,700  Oracle Corp.(1)                          136,189,447
                   60,200  Siebel Systems, Inc.(1)                    9,848,344
                  218,100  Sybase, Inc.(1)                            5,023,116
                  157,200  Veritas Software Corp.(1)                 17,758,688
                                                                 --------------
                                                                     498,073,673
                                                                 --------------
CONSTRUCTION & REAL PROPERTY -- 0.1%
                   33,300  Centex Corp.                                 782,550
                   32,900  Mastec, Inc.(1)                            1,256,369
                  178,100  USG Corp.                                  5,409,788
                                                                 --------------
                                                                       7,448,707
                                                                 --------------
CONSUMER DURABLES -- 0.2%
                  395,000  Whirlpool Corp.                           18,416,875
                                                                 --------------
DEFENSE/AEROSPACE -- 1.3%
                  949,400  Boeing Co.                                39,696,788
                  850,700  Northrop Grumman Corp.                    56,358,875
                                                                 --------------
                                                                      96,055,663
                                                                 --------------
DEPARTMENT STORES -- 2.9%
                1,102,000  Federated Department Stores,
                              Inc.(1)                                37,192,500
                2,389,800  Sears, Roebuck & Co.                      77,967,225
                1,615,900  Wal-Mart Stores, Inc.                     93,116,238
                                                                 --------------
                                                                     208,275,963
                                                                 --------------
DRUGS -- 7.9%
                  115,000  Allergan, Inc.                             8,567,500
                   28,900  Andrx Corp.(1)                             1,846,891
                1,220,300  Bristol-Myers Squibb Co.                  71,082,475
                   74,500  Cardinal Health, Inc.                      5,513,000
                   89,900  Elan Corp., plc ADR(1)                     4,354,531
                  227,600  Jones Pharma Inc.                          9,082,662
                  439,900  Lilly (Eli) & Co.                         43,935,012
                1,602,700  Merck & Co., Inc.                        122,806,888
                4,803,400  Pfizer, Inc.                             230,563,200
                1,427,600  Schering-Plough Corp.                     72,093,800
                                                                 --------------
                                                                     569,845,959
                                                                 --------------
ELECTRICAL EQUIPMENT -- 7.5%
                  466,200  AVX Corp.                                 10,693,462
                  100,800  Cabletron Systems, Inc.(1)                 2,545,200
                3,795,500  Cisco Systems Inc.(1)                    241,132,859
                  136,500  Corning Inc.                              36,837,938


See Notes to Financial Statements               www.americancentury.com      15


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

                  290,400  Credence Systems Corp.(1)             $   16,017,375
                  343,600  Eaton Corp.                               23,021,200
                  653,300  KEMET Corp.(1)                            16,373,331
                  329,800  KLA-Tencor Corp.(1)                       19,324,219
                  159,500  LTX Corp.(1)                               5,577,516
                  152,900  Lucent Technologies Inc.                   9,059,325
                  909,500  Motorola, Inc.                            26,432,344
                   73,000  Nokia Corp. Cl A ADR                       3,645,438
                1,397,700  Nortel Networks Corp. ADR                 95,393,025
                  259,100  Scientific-Atlanta, Inc.                  19,302,950
                  334,200  Sensormatic Electronics Corp.(1)           5,284,538
                   12,800  Technitrol, Inc.                           1,240,000
                  349,400  Vishay Intertechnology, Inc.(1)           13,255,362
                                                                 --------------
                                                                     545,136,082
                                                                 --------------
ELECTRICAL UTILITIES -- 2.6%
                  269,200  Ameren Corp.                               9,085,500
                  120,000  Calpine Corp.(1)                           7,890,000
                   41,500  Conectiv, Inc. Cl A                        1,011,562
                   24,800  Consolidated Edison, Inc.                    734,700
                  111,600  Constellation Energy Group                 3,633,975
                  297,300  Duke Energy Corp.                         16,760,288
                  243,800  Edison International                       4,997,900
                  396,300  GPU Inc.                                  10,724,869
                  519,900  Minnesota Power & Light Co.                9,000,769
                  903,200  PG&E Corp.                                22,241,300
                  111,700  PP&L Resources, Inc.                       2,450,419
                  791,300  Public Service Enterprise
                              Group Inc.                             27,398,762
                1,390,400  Reliant Energy, Inc.                      41,103,700
                  198,418  Sempra Energy                              3,373,106
                  392,700  Texas Utilities Co.                       11,584,650
                  320,500  Unicom Corp.                              12,399,344
                                                                 --------------
                                                                     184,390,844
                                                                 --------------
ENERGY RESERVES & PRODUCTION -- 5.7%
                   79,800  Amerada Hess Corp.                         4,927,650
                  917,500  Chevron Corp.                             77,815,469
                1,503,100  Exxon Mobil Corp.                        117,993,350
                1,221,100  Kerr-McGee Corp.                          71,968,581
                3,541,300  Occidental Petroleum Corp.                74,588,631
                  235,900  Phillips Petroleum Co.                    11,957,181
                      865,200 Royal Dutch Petroleum Co. New
                              York Shares                            53,263,875
                                                                 --------------
                                                                     412,514,737
                                                                 --------------
ENTERTAINMENT -- 0.4%
                  142,300  Pixar, Inc.(1)                             5,020,522
                  297,222  Viacom, Inc. Cl B(1)                      20,266,825
                                                                 --------------
                                                                      25,287,347
                                                                 --------------
EQUITY REAL ESTATE
INVESTMENT TRUST -- 0.2%
                  442,200  CarrAmerica Realty Corp.                  11,718,300
                   80,900  Spieker Properties, Inc.                   3,822,525
                                                                 --------------
                                                                      15,540,825
                                                                 --------------

Shares                                                               Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.7%
                  107,600  AmeriCredit Corp.(1)                  $    1,829,200
                  163,100  Block (H & R), Inc.                        5,280,362
                1,118,800  Fannie Mae                                58,387,375
                  198,900  Gallagher (Arthur J.) & Co.                8,353,800
                5,660,400  General Electric Co. (U.S.)              300,001,200
                   90,800  Marsh & McLennan
                              Companies, Inc.                         9,482,925
                  151,400  MBNA Corp.                                 4,106,725
                  525,000  Metris Companies Inc.                     13,190,625
                  113,800  Providian Financial Corp.                 10,242,000
                  499,200  Standard and Poor's 500
                              Depositary Receipt                     72,524,400
                                                                 --------------
                                                                     483,398,612
                                                                 --------------
FOOD & BEVERAGE -- 2.9%
                   79,000  Archer-Daniels-Midland Co.                   775,188
                   30,200  Bestfoods                                  2,091,350
                   77,300  Coca-Cola Company (The)                    4,439,919
                2,131,400  ConAgra, Inc.                             40,629,812
                   39,500  Heinz (H.J.) Co.                           1,728,125
                  195,200  Hormel Foods Corp.                         3,281,800
                  565,900  IBP, Inc.                                  8,736,081
                  144,700  Keebler Foods Co.                          5,371,988
                  449,700  Kellogg Co.                               13,378,575
                  800,400  PepsiCo, Inc.                             35,567,775
                  740,500  Quaker Oats Co. (The)                     55,630,062
                1,705,600  Supervalu Inc.                            32,513,000
                   61,100  SYSCO Corp.                                2,573,838
                   94,200  Unilever N.V. New York Shares              4,050,600
                                                                 --------------
                                                                     210,768,113
                                                                 --------------
FOREST PRODUCTS & PAPER -- 0.7%
                  413,004  International Paper Co.                   12,312,682
                  277,900  Temple-Inland Inc.                        11,671,800
                  410,900  Westvaco Corp.                            10,195,456
                  313,700  Weyerhaeuser Co.                          13,489,100
                                                                 --------------
                                                                      47,669,038
                                                                 --------------
GAS & WATER UTILITIES -- 0.1%
                  145,600  Keyspan Energy Corp.                       4,477,200
                                                                 --------------
GOLD -- 0.1%
                  301,700  Barrick Gold Corp. ADR                     5,487,169
                  269,400  Placer Dome Inc. ADR                       2,576,138
                                                                 --------------
                                                                       8,063,307
                                                                 --------------
GROCERY STORES -- 0.2%
                  219,300  Great Atlantic & Pacific Tea Co.,
                              Inc. (The)                              3,645,862
                  250,500  Safeway Inc.(1)                           11,303,812
                                                                 --------------
                                                                      14,949,674
                                                                 --------------
HEAVY ELECTRICAL EQUIPMENT -- 1.0%
                  168,400  Cooper Industries, Inc.                    5,483,525
                  706,800  Cummins Engine Company, Inc.              19,260,300


16      1-800-345-2021                        See Notes to Financial Statements


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

                1,015,500  Dover Corp.                           $   41,191,219
                  200,700  Rockwell International Corp.               6,322,050
                                                                 --------------
                                                                      72,257,094
                                                                 --------------
HOME PRODUCTS -- 1.6%
                   53,500  Alberto-Culver Company Cl B                1,635,094
                  132,600  Avon Products, Inc.                        5,900,700
                  153,400  Church & Dwight Co., Inc.                  2,761,200
                  391,200  Colgate-Palmolive Co.                     23,423,100
                  106,900  Fortune Brands, Inc.                       2,465,381
                  171,300  International Flavors &
                              Fragrances Inc.                         5,171,119
                  519,300  National Service Industries, Inc.         10,126,350
                  654,800  Procter & Gamble Co. (The)                37,487,300
                  324,400  Ralston Purina Co.                         6,467,725
                  842,000  Tupperware Corp.                          18,524,000
                                                                 --------------
                                                                     113,961,969
                                                                 --------------
HOTELS(2)
                   46,300  Anchor Gaming(1)                           2,220,953
                                                                 --------------
INDUSTRIAL PARTS -- 0.7%
                  225,400  Briggs & Stratton Corp.                    7,719,950
                   88,100  Caterpillar Inc.                           2,984,388
                  247,700  Illinois Tool Works Inc.                  14,118,900
                  216,400  ITT Industries, Inc.                       6,573,150
                  566,200  Pall Corp.                                10,474,700
                  230,800  Stanley Works (The)                        5,481,500
                                                                 --------------
                                                                      47,352,588
                                                                 --------------
INDUSTRIAL SERVICES -- 0.4%
                  440,400  Hertz Corp. Cl A                          12,358,725
                  114,600  Manpower Inc.                              3,667,200
                  576,400  Viad Corp.                                15,706,900
                                                                 --------------
                                                                      31,732,825
                                                                 --------------
INFORMATION SERVICES -- 1.1%
                   79,700  Automatic Data Processing, Inc.            4,268,931
                   39,300  Diamond Technology Partners
                              Inc.(1)                                 3,457,172
                   39,800  Dun & Bradstreet Corp. (The)               1,139,275
                  632,000  Electronic Data Systems Corp.             26,070,000
                  132,200  Galileo International, Inc.                2,759,675
                  645,000  MarchFirst, Inc.(1)                       11,791,406
                   76,600  Omnicom Group Inc.                         6,822,188
                   27,600  Proxicom, Inc.(1)                          1,320,488
                  110,600  TMP Worldwide Inc.(1)                      8,160,206
                  318,900  True North Communications Inc.            14,031,600
                                                                 --------------
                                                                      79,820,941
                                                                 --------------
INTERNET -- 1.5%
                1,305,200  America Online Inc.(1)                    68,849,300
                   30,700  InfoSpace, Inc.(1)                         1,697,134
                  289,200  Yahoo! Inc.(1)                            35,833,688
                                                                 --------------
                                                                     106,380,122
                                                                 --------------

Shares                                                               Value
--------------------------------------------------------------------------------
LEISURE -- 0.4%
                  523,500  Brunswick Corp.                       $    8,670,469
                  283,900  Eastman Kodak Co.                         16,892,050
                                                                 --------------
                                                                      25,562,519
                                                                 --------------
LIFE & HEALTH INSURANCE -- 1.5%
                   28,300  American General Corp.                     1,726,300
                  597,600  CIGNA Corp.                               55,875,600
                1,187,500  Lincoln National Corp.                    42,898,438
                  343,700  MetLife, Inc.(1)                           7,239,181
                   46,300  Torchmark Corp.                            1,143,031
                                                                 --------------
                                                                     108,882,550
                                                                 --------------
MEDIA -- 2.6%
                  833,700  Comcast Corp. Cl A(1)                     33,790,903
                2,064,700  Disney (Walt) Co.                         80,136,169
                  265,200  Gannett Co., Inc.                         15,862,275
                   95,400  Hispanic Broadcasting Corp.(1)             3,160,125
                  268,500  MediaOne Group Inc.(1)                    17,805,242
                  239,100  Time Warner Inc.                          18,171,600
                  594,500  Tribune Co.                               20,807,500
                                                                 --------------
                                                                     189,733,814
                                                                 --------------
MEDICAL PRODUCTS & SUPPLIES -- 3.0%
                  258,400  Bard (C.R.), Inc.                         12,435,500
                  319,800  Bausch & Lomb Inc. Cl A                   24,744,525
                  251,800  Baxter International, Inc.                17,704,688
                   39,600  Beckman Coulter Inc.                       2,311,650
                   95,000  Cytyc Corp.(1)                             5,067,656
                1,215,600  Johnson & Johnson                        123,839,250
                  621,900  Mallinckrodt Inc.                         27,013,781
                                                                 --------------
                                                                     213,117,050
                                                                 --------------
MEDICAL PROVIDERS & SERVICES -- 0.6%
                  460,500  Oxford Health Plans, Inc.(1)              10,965,656
                   45,200  PacifiCare Health Systems, Inc.(1)         2,719,062
                  337,100  United HealthCare Corp.                   28,906,325
                                                                 --------------
                                                                      42,591,043
                                                                 --------------
MINING & METALS -- 0.4%
                  195,100  Alcan Aluminium Ltd. ADR                   6,048,100
                   45,000  Alcoa Inc.                                 1,305,000
                  222,400  Ball Corporation                           7,158,500
                  229,000  Nucor Corp.                                7,599,938
                   70,300  USX-U.S. Steel Group                       1,304,944
                  385,300  Worthington Industries, Inc.               4,045,650
                                                                 --------------
                                                                      27,462,132
                                                                 --------------
MOTOR VEHICLES & PARTS -- 1.3%
                1,221,700  Ford Motor Co.                            52,533,100
                  464,900  General Motors Corp.                      26,993,256
                   65,500  Johnson Controls, Inc.                     3,360,969
                  183,200  PACCAR Inc.                                7,270,750
                  159,960  Visteon Corp.(1)                           1,939,515
                                                                 --------------
                                                                      92,097,590
                                                                 --------------


See Notes to Financial Statements               www.americancentury.com      17


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
MULTI-INDUSTRY -- 0.4%
                  569,400  Tyco International Ltd.               $   26,975,325
                                                                 --------------
OIL REFINING -- 0.6%
                  102,200  Texaco Inc.                                5,442,150
                1,509,800  Ultramar Diamond Shamrock Corp.           37,461,912
                                                                 --------------
                                                                      42,904,062
                                                                 --------------
OIL SERVICES -- 0.5%
                  213,600  BJ Services Co.(1)                        13,350,000
                  116,100  Ensco International Inc.                   4,157,831
                  137,300  Noble Drilling Corp.(1)                    5,655,044
                  388,400  Tidewater Inc.                            13,982,400
                                                                 --------------
                                                                      37,145,275
                                                                 --------------
PROPERTY & CASUALTY INSURANCE -- 1.3%
                  265,600  Ambac Financial Group, Inc.               14,558,200
                  202,275  American International Group, Inc.        23,767,312
                   22,000  Hartford Financial Services Group
                              Inc. (The)                              1,230,625
                  318,100  MGIC Investment Corp.                     14,473,550
                  429,700  PMI Group, Inc. (The)                     20,410,750
                  395,800  Radian Group Inc.                         20,482,650
                                                                 --------------
                                                                      94,923,087
                                                                 --------------
PUBLISHING -- 0.3%
                  683,900  Deluxe Corp.                              16,114,394
                  131,300  Knight-Ridder, Inc.                        6,983,519
                                                                 --------------
                                                                      23,097,913
                                                                 --------------
RAILROADS -- 0.1%
                  253,300  Burlington Northern Santa Fe Corp.         5,810,069
                  127,300  Union Pacific Corp.                        4,733,969
                                                                 --------------
                                                                      10,544,038
                                                                 --------------
RESTAURANTS -- 0.3%
                  140,200  Brinker International, Inc.(1)             4,100,850
                  704,000  Darden Restaurants, Inc.                  11,440,000
                  321,300  Tricon Global Restaurants Inc.(1)          9,076,725
                                                                 --------------
                                                                      24,617,575
                                                                 --------------
SECURITIES & ASSET MANAGEMENT -- 1.8%
                   52,100  AXA Financial, Inc.                        1,771,400
                  308,500  Lehman Brothers Holdings Inc.             29,172,531
                  149,300  Merrill Lynch & Co., Inc.                 17,169,500
                  983,000  Morgan Stanley Dean Witter & Co.          81,834,750
                                                                 --------------
                                                                     129,948,181
                                                                 --------------
SEMICONDUCTOR -- 6.5%
                   51,541  Advanced Energy Industries, Inc.(1)        3,037,698
                  135,100  Advanced Micro Devices, Inc.(1)           10,436,475
                  181,183  Agilent Technologies, Inc.(1)             13,362,246
                  190,400  Analog Devices, Inc.(1)                   14,470,400
                  539,800  Applied Materials, Inc.(1)                48,936,244
                  194,000  Asyst Technologies, Inc.(1)                6,608,125

Shares                                                               Value
--------------------------------------------------------------------------------

                  184,200  Conexant Systems, Inc.(1)             $    8,973,994
                  144,000  Cypress Semiconductor Corp.(1)             6,084,000
                  396,000  Integrated Device Technology, Inc.(1)     23,760,000
                1,645,600  Intel Corp.                              219,944,725
                   75,000  International Rectifier Corp.(1)           4,200,000
                  309,200  Kulicke & Soffa Industries, Inc.(1)       18,310,438
                  343,600  Lam Research Corp.(1)                     12,895,738
                  135,000  National Semiconductor Corp.(1)            7,661,250
                   97,700  PerkinElmer, Inc.                          6,460,412
                   67,800  SanDisk Corp.(1)                           4,150,631
                  241,400  Teradyne, Inc.(1)                         17,742,900
                  635,400  Texas Instruments Inc.                    43,644,038
                      15,400 Varian Semiconductor Equipment
                              Associates, Inc.(1)                       967,794
                                                                 --------------
                                                                     471,647,108
                                                                 --------------
SPECIALTY STORES -- 1.7%
                  145,900  Best Buy Co., Inc.(1)                      9,228,175
                  337,900  Circuit City Stores-Circuit City
                              Group                                  11,214,056
                1,079,950  Home Depot, Inc.                          53,930,003
                   20,500  Insight Enterprises, Inc.(1)               1,216,547
                  220,400  Lowe's Companies, Inc.                     9,050,175
                  145,700  Michaels Stores, Inc.(1)                   6,679,434
                   95,900  RadioShack Corp.                           4,543,262
                  176,100  Tiffany & Co.                             11,886,750
                  405,300  Zale Corp.(1)                             14,793,450
                                                                 --------------
                                                                     122,541,852
                                                                 --------------
TELEPHONE -- 6.2%
                1,236,900  AT&T Corp.                                39,116,962
                1,249,700  Bell Atlantic Corp.                       63,500,381
                1,959,000  BellSouth Corp.                           83,502,375
                   89,200  Dycom Industries, Inc.(1)                  4,103,200
                  644,000  GTE Corp.                                 40,089,000
                1,974,700  SBC Communications Inc.                   85,405,775
                  831,100  Sprint Corp.                              42,386,100
                  290,800  U S WEST, Inc.                            24,936,100
                1,449,800  WorldCom, Inc.(1)                         66,554,881
                                                                 --------------
                                                                     449,594,774
                                                                 --------------
THRIFTS -- 0.2%
                  653,200  GreenPoint Financial Corp.                12,247,500
                                                                 --------------
TOBACCO -- 0.6%
                1,186,800  Philip Morris Companies Inc.              31,524,375
                  586,700  UST Inc.                                   8,617,156
                                                                 --------------
                                                                      40,141,531
                                                                 --------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                   98,200  FDX Corp.(1)                               3,731,600
                   46,100  United Parcel Service, Inc. Cl B           2,719,900
                                                                 --------------
                                                                       6,451,500
                                                                 --------------


18      1-800-345-2021                        See Notes to Financial Statements


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.2%
                  165,000  ALLTEL Corp.                          $   10,219,688
                  502,600  Nextel Communications, Inc.(1)            30,737,131
                  420,000  QUALCOMM Inc.(1)                          25,186,875
                  297,200  Sprint PCS(1)                             17,683,400
                   41,800  Telephone & Data Systems, Inc.             4,190,450
                                                                 --------------
                                                                      88,017,544
                                                                 --------------
TOTAL COMMON STOCKS                                               7,102,653,043
                                                                 --------------
   (Cost $5,714,675,660)

EQUITY-LINKED DEBT SECURITIES -- 0.1%
SECURITIES & ASSET MANAGEMENT
                   87,935  Morgan Stanley Group, 8.00%,
                              4/30/02, EMC Corp. (Mass.),
                              PERQS                                   2,242,342
                  390,000  Morgan Stanley Group, 6.00%,
                              5/30/02, Home Depot, Inc.,
                              PERQS                                   4,972,500
                                                                 --------------
TOTAL EQUITY-LINKED DEBT SECURITIES                                   7,214,842
                                                                 --------------
   (Cost $7,511,718)

TEMPORARY CASH INVESTMENTS -- 1.5%*
    Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.23%, dated 6/30/00,
       due 7/3/00 (Delivery value $107,555,810)                     107,500,000
                                                                 --------------
   (Cost $107,500,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $7,217,367,885
                                                                 ==============
   (Cost $5,829,687,378)

FUTURES CONTRACTS
                                             Underlying
                      Expiration             Face Amount          Unrealized
   Purchased             Date                 at Value               Loss
--------------------------------------------------------------------------------
  222 S&P 500          September
    Futures              2000               $81,668,250           $(886,890)
                                         =======================================

* Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 0.4%.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

PERQS = Performance Equity-Linked Redemption Quarterly-Pay Securities

(1) Non-income producing.

(2) Industry or category is less than 0.05% of total investment securities.


See Notes to Financial Statements               www.americancentury.com      19


Small Cap Quantitative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                          INVESTOR CLASS (INCEPTION 7/31/98)                 INSTITUTIONAL CLASS (INCEPTION 10/1/99)
               SMALL CAP     S&P SMALLCAP       SMALL-CAP CORE FUNDS(2)             SMALL CAP    S&P SMALLCAP
              QUANTITATIVE    600 INDEX     AVERAGE RETURN   FUND'S RANKING        QUANTITATIVE    600 INDEX
========================================================================================================================
6 MONTHS(1)       9.29%         6.93%           9.20%              --                  9.29%          6.93%
1 YEAR           18.69%        14.43%          27.14%        100 OUT OF 194             --             --
========================================================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND     10.20%        10.48%          18.97%        105 OUT OF 167          25.96%(1)      20.25%(1)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 44-46 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 6/30/00 S&P SmallCap 600 Index $12,103 Small Cap Quantitative $12,043

                 Small Cap         S&P SmallCap
                Quantitative        600 Index
DATE               VALUE              VALUE
7/31/98           $10,000            $10,000
8/31/98            $8,000             $8,070
9/30/98            $8,460             $8,564
10/31/98           $8,840             $8,961
11/30/98           $9,399             $9,466
12/31/98          $10,040            $10,070
1/31/99            $9,679             $9,944
2/28/99            $8,799             $9,048
3/31/99            $8,642             $9,165
4/30/99            $9,404             $9,770
5/31/99            $9,685            $10,008
6/30/99           $10,146            $10,577
7/31/99           $10,046            $10,484
8/31/99            $9,685            $10,023
9/30/99            $9,685            $10,065
10/31/99           $9,745            $10,040
11/30/99          $10,126            $10,462
12/31/99          $11,019            $11,319
1/31/00           $10,658            $10,968
2/29/00           $12,003            $12,437
3/31/00           $11,862            $11,977
4/30/00           $11,842            $11,772
5/31/00           $11,421            $11,424
6/30/00           $12,043            $12,103

$10,000 investment made 7/31/98

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P SmallCap 600 Index is provided for comparison. Small Cap Quantitative's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return of the index does not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


20      1-800-345-2021


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
[photo of Bill Martin]   [photo of Matti von Turk]

     An interview with Bill Martin and Matti von Turk, portfolio managers on the Small Cap Quantitative fund investment team.

HOW DID SMALL CAP QUANTITATIVE PERFORM DURING THE FIRST HALF OF 2000?

     The fund outperformed both its performance benchmark and the average return of its peer group. Small Cap Quantitative's six-month return was 9.29%, compared with the 6.93% return of its benchmark, the S&P SmallCap 600, and the 9.20% average return of the 217 small-cap core funds tracked by Lipper Inc.* (See the previous page for other fund performance comparisons.)

WHY DID THE FUND PERFORM SO WELL COMPARED WITH ITS BENCHMARK INDEX?

     Most of the fund's outperformance came in the first quarter of the year, when technology and biotechnology stocks were leading the small-cap market higher. Our stock selection among tech and biotech companies was quite successful--eight of Small Cap Quantitative's best performers were in these two sectors--and it gave us a leg up on the index.

CAN YOU GIVE A REFRESHER ON YOUR  STOCK-PICKING PROCESS?

     We use a computer model to analyze and rank about 1,500 small-cap stocks. The model is structured to strike a balance between growth and value, and it combines several growth and value components into a blended stock-picking approach. The main component of the model is GARP, which stands for "growth at a reasonable price."

     We use a slightly different model to evaluate technology stocks. We found that the GARP element was not very effective when it came to tech stocks. Instead, the model focuses on "growth on a sustainable basis." This new model has worked well since we began using it at the beginning of the year.

     An important part of the stock-picking process is our own analysis. We give the model's results a "reasonableness check" and review additional information outside of the model that may affect the rankings.

AND YOU JUST INVEST IN THE HIGHEST- RANKING STOCKS?

     Sort of. Our performance target is the S&P SmallCap 600, which we think is an excellent diversified representation of the small-cap market. We want Small Cap Quantitative to have many of the same basic characteristics as the index, so we run our model's favorite stock picks through an "optimizer." This is another computer program that makes sure the portfolio's industry weightings and risk features are similar to those of the index.

     We count on our stock-picking model to select the stocks that provide the highest return potential, and we rely on the optimizer to control risk and keep the fund from straying too far from the index.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE FUND OUTPERFORMED BOTH ITS PERFORMANCE BENCHMARK AND THE AVERAGE RETURN OF ITS PEER GROUP."

PORTFOLIO AT A GLANCE
                           6/30/00      12/31/99
NO. OF COMPANIES             182          151
DIVIDEND YIELD              0.57%        0.57%
MEDIAN P/E RATIO            20.4         20.5
PORTFOLIO TURNOVER         43%(1)       148%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.88%(3)       0.88%

(1)  Six months ended 6/30/00.

(2)  Year ended 12/31/99.

(3)  Annualized.

Investment terms are defined in the Glossary on pages 46-47.


                                                www.americancentury.com      21


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

LET'S TALK ABOUT SOME SPECIFIC FUND HOLDINGS. WHAT STOCKS CONTRIBUTED THE MOST TO SMALL CAP QUANTITATIVE'S RETURN?

     Health care was our best sector, mainly because of the strong performance of biotechnology stocks. The catalyst was the effort to map out the human genome and the vast potential for using this knowledge to fight disease. The attention surrounding the project provided a boost to the entire biotech industry.

     The fund held overweights in several top-performing biotech stocks. Examples included Vertex Pharmaceuticals (up 204% for the six-month period) and Protein Design Labs (up 136%).

     Another favorable overweight--the biggest one currently in the portfolio--was IDEC Pharmaceuticals (up 19%). IDEC, which has successfully developed several cancer-treatment therapies, was Small Cap Quantitative's largest holding six months ago and is still in the fund's top ten.

YOU MENTIONED EARLIER THAT TECHNOLOGY STOCKS WERE ALSO STRONG PERFORMERS. WHAT STOCKS DID YOUR MODELS LIKE IN THIS AREA?

     There were a couple of themes within our technology holdings. The first was the huge demand for wireless devices like cellular phones and mobile radios. In 1999, cell phone sales numbered 200 million units, and that's expected to more than double this year.

     We focused on companies that make circuitry and components for the wireless industry. A great example is Powerwave Technologies (up 126%), which makes amplifiers that increase the signal strength of wireless devices. Another top performer was Vishay Intertechnology (up 80%), the largest maker of electronic components for cell phones.

     These stocks soared in the first part of the year, but they got beaten up a little in June as analysts began to reduce their forecasts for wireless demand. Still, many of these companies have order backlogs beyond the end of this year, and their earnings continue to grow extremely fast.

     Another theme was the expansion of demand for computer chips.

DID THIS ALSO STEM FROM THE WIRELESS EXPLOSION?

     Exactly. Chips are now used in everything from cell phones to hand-held computers. As a result, earnings at semiconductor companies soared, attracting the attention of our models.

     One of our biggest overweights was Integrated Device Technology (up 106%), a company that has been increasing its production of chips for telecommunications equipment. Other good performers included International Rectifier (up 115%), which manufactures chips for electrical power conversion, and Burr-Brown (up 140%), which was recently acquired by Texas Instruments.

     That was another minor theme in the portfolio--several fund holdings were acquired by other companies.

IS THAT WHY YOU WERE INVESTED IN THOSE COMPANIES?

     No, it's just part of the landscape in the small-cap market. Smaller firms are often acquisition targets for larger companies looking to expand or diversify. In some cases, a company simply wants to join forces with a growing competitor.

     Other fund holdings involved in acquisitions included Ben & Jerry's (up 76%), the socially responsible ice cream maker that was bought by Unilever, and US Trust (up 83%), a financial services firm bought by Charles Schwab.

[left margin]

"TECHNOLOGY AND BIOTECHNOLOGY WERE THE BIG POSITIVE STORIES--EIGHT OF OUR TEN BEST PERFORMERS WERE IN THESE TWO SECTORS."

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                               AS OF         AS OF
                              6/30/00       12/31/99
EXPEDITORS
     INTERNATIONAL OF
     WASHINGTON, INC.          1.4%           1.5%
VINTAGE PETROLEUM,
     INC.                      1.2%           0.9%
KEMET CORP.                    1.2%           1.0%
TECHNITROL, INC.               1.2%            --
CULLEN/FROST
     BANKERS, INC.             1.2%           1.5%
LATTICE SEMI-
     CONDUCTOR CORP.           1.2%           0.9%
IDEC PHARMACEUTICALS
     CORP.                     1.2%           1.9%
EARTHGRAINS COMPANY            1.1%           0.8%
INSIGHT ENTERPRISES,
     INC.                      1.1%           0.6%
SEI INVESTMENTS CO.            1.1%           1.3%


22          1-800-345-2021


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ABOUT OTHER AREAS IN THE PORTFOLIO?

     Energy stocks benefited from rising oil and gasoline prices. Our best performers included Vintage Petroleum (up 87%), the fund's second-largest holding, and Oceaneering International (up 27%).

     Food and beverage stocks were also positive contributors to fund performance, especially when evidence of slower economic growth appeared in the second quarter. Food and beverage stocks tend to be less sensitive to the ebbs and flows of the economy, so they become most attractive when the economy weakens.

     In addition to good performance from Ben & Jerry's, we benefited from an overweight in Earthgrains (up 21%), one of our top ten holdings. Earthgrains makes bread and other baked goods, both in the U.S. and in several overseas markets.

WE HAVEN'T HEARD ANY BAD NEWS YET. WERE ALL OF THE FUND'S STOCKS UP DURING THE PERIOD?

     Not at all. There are always going to be some disappointments in the portfolio. The weakest performers across the board were basic materials stocks--chemicals, forest products, and mining companies. Chemical company profits were hurt by rising oil and raw materials prices, while many forest product and mining stocks felt the sting of higher interest rates, which slowed the economy in general and the housing market in particular.

     Another area hit hard by rising rates was retail stores and other cyclical consumer stocks. Perceptions of reduced consumer spending weighed on many of these companies.

     Technology consulting firms seemed to have a cloud hanging over them. First, they lost a major source of revenue when Y2K came and went without a hitch. Then Internet companies began to see their funding dry up, and consultants were the first to go.

     Our worst individual performer was a consulting firm called Marchfirst (down 66%). The company acquired two other companies but had difficulty integrating them, and employee turnover was very heavy. We still like Marchfirst's prospects--its earnings are growing rapidly, and the stock now looks very attractive from a value perspective.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR SMALL-CAP STOCKS DURING THE REST OF THE YEAR?

     After lagging large-cap stocks for the past few years, small-cap stocks are finally attracting some attention from investors. The outlook is still bright for small-caps--earnings growth remains healthy, and despite their recent outperformance, small-cap stocks continue to have lower valuations than large-caps.

     Right now, we appear to be in a transitional period that is wringing some of the past excesses out of the market. That's likely to mean more of the extreme day-to-day volatility we saw in the first half of the year.

     The economy may also be an important factor in the second half of the year. More interest rate increases by the Federal Reserve or further evidence of slower economic growth could lead to weaker corporate earnings and lower stock prices.

WHAT ARE YOUR PLANS FOR SMALL CAP QUANTITATIVE IN THE COMING MONTHS?

     We intend to stay true to our long-term investment approach, staying fully invested in small-cap stocks and relying on our quantitative models to steer us toward the best companies in each industry.

[right margin]

"AFTER LAGGING LARGE-CAP STOCKS FOR THE PAST FEW YEARS, SMALL-CAP STOCKS ARE FINALLY ATTRACTING SOME ATTENTION FROM INVESTORS."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 600 (AS OF 6/30/00)
                                 % OF       % OF
                                FUND'S       S&P
                                STOCKS       600
IDEC PHARMACEUTICALS
     CORP.                      1.21%        0%
MERCURY INTERACTIVE
     CORP.                      1.10%        0%
COMMSCOPE, INC.                 1.04%        0%
VALASSIS
     COMMUNICATIONS,
     INC.                       1.03%        0%
INTEGRATED DEVICE
     TECHNOLOGY, INC.           0.96%        0%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 600 (AS OF 6/30/00)
                                 % OF       % OF
                                FUND'S       S&P
                                STOCKS       600
DALLAS SEMICONDUCTOR
     CORP.                       0%         0.65%
TRUE NORTH
     COMMUNICATIONS              0%         0.58%
PLEXUS CORP.                     0%         0.55%
HENRY (JACK) &
     ASSOCIATES                  0%         0.54%
UNIVERSAL HEALTH
     SERVICES, INC. CL B         0%         0.52%


                                                www.americancentury.com      23


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.0%
AIRLINES -- 0.4%
                    2,100  SkyWest, Inc.                            $    77,831
                                                                    -----------
ALCOHOL -- 0.7%
                    2,800  Canandaigua Brands, Inc. Cl A(1)             141,225
                                                                    -----------
APPAREL & TEXTILES -- 1.4%
                    3,400  Guess?, Inc.(1)                               47,600
                    2,600  Quiksilver, Inc.(1)                           40,462
                    2,700  Timberland Co. (The)(1)                      191,194
                                                                    -----------
                                                                         279,256
                                                                    -----------
BANKS -- 3.8%
                    1,500  City National Corp.                           53,250
                    9,000  Cullen/Frost Bankers, Inc.                   236,812
                    6,200  Hamilton Bancorp Inc.(1)                     109,081
                    4,884  Hudson United Bancorp                        109,585
                    3,392  Imperial Bancorp(1)                           53,000
                    4,700  Silicon Valley Bancshares(1)                 200,484
                                                                    -----------
                                                                         762,212
                                                                    -----------
CHEMICALS -- 2.1%
                    8,100  Geon Co.                                     149,850
                    2,600  H.B. Fuller Co.                              118,219
                    6,000  Olin Corp.                                    99,000
                    1,600  Scotts Co. (The) Cl A(1)                      58,400
                                                                    -----------
                                                                         425,469
                                                                    -----------
CLOTHING STORES -- 1.3%
                    8,700  Cato Corp. Cl A                              101,138
                   11,100  Wilsons The Leather Experts Inc.(1)          161,991
                                                                    -----------
                                                                         263,129
                                                                    -----------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.7%
                    1,500  Black Box Corporation(1)                     118,734
                    2,450  Cybex Computer Products Corp.(1)             103,283
                      500  Digital Lightwave, Inc.(1)                    50,297
                    4,400  In Focus Systems, Inc.(1)                    141,350
                    3,000  Zebra Technologies Corp. Cl A(1)             132,375
                                                                    -----------
                                                                         546,039
                                                                    -----------
COMPUTER SOFTWARE -- 5.2%
                    1,200  Adobe Systems Inc.                           155,888
                    2,700  Dendrite International, Inc.(1)               90,028
                    3,000  FileNet Corp.(1)                              55,031
                      600  HNC Software Inc.(1)                          37,125
                    1,900  J.D. Edwards & Company(1)                     28,559
                    2,500  Lightbridge, Inc.(1)                          59,766
                    1,100  Mercury Computer Systems, Inc.(1)             35,612
                    2,200  Mercury Interactive Corp.(1)                 212,919
                    1,500  National Instruments Corp.(1)                 65,531
                    4,400  Progress Software Corp.(1)                    80,575
                    1,800  Remedy Corp.(1)                              100,406

Shares                                                               Value
--------------------------------------------------------------------------------

                    1,500  Symantec Corp.(1)                        $    80,953
                    1,500  Synopsys, Inc.(1)                             51,797
                                                                    -----------
                                                                       1,054,190
                                                                    -----------
CONSTRUCTION & REAL PROPERTY -- 1.8%
                    3,800  M/I Schottenstein Homes, Inc.                 59,850
                    1,800  NVR, Inc.(1)                                 102,600
                    3,600  Pulte Corp.                                   77,850
                    5,400  Ryland Group, Inc. (The)                     119,475
                                                                    -----------
                                                                         359,775
                                                                    -----------
CONSUMER DURABLES -- 1.0%
                      5,600 Furniture Brands International,
                              Inc.(1)                                    84,700
                    5,000  Mohawk Industries, Inc.(1)                   108,750
                                                                    -----------
                                                                         193,450
                                                                    -----------
DEFENSE/AEROSPACE -- 0.4%
                    1,100  Alliant Techsystems Inc.(1)                   74,181
                                                                    -----------
DEPARTMENT STORES -- 0.2%
                    3,400  ShopKo Stores, Inc.(1)                        52,275
                                                                    -----------
DRUGS -- 7.8%
                    1,900  ALPHARMA INC.                                118,275
                    2,250  Barr Laboratories, Inc.(1)                   100,828
                       3,600 Bio-Technology General Corp.
                              ADR(1)                                     47,475
                    1,600  Cambrex Corp.                                 72,000
                    2,100  Cephalon, Inc.(1)                            127,706
                    1,200  COR Therapeutics, Inc.(1)                    102,338
                    1,200  Enzo Biochem, Inc.(1)                         82,800
                      300  Human Genome Sciences, Inc.(1)                40,003
                      600  Incyte Pharmaceuticals, Inc.(1)               49,294
                    4,350  Jones Pharma Inc.                            173,592
                       1,900 Medicis Pharmaceutical Corp.
                              Cl A(1)                                   108,300
                    1,400  Priority Healthcare Corp. Cl B(1)            103,819
                    1,100  Protein Design Labs, Inc.(1)                 181,328
                    1,700  Regeneron Pharmaceuticals, Inc.(1)            50,734
                    1,500  ResMed Inc. ADR(1)                            40,125
                    1,700  Vertex Pharmaceuticals, Inc.(1)              179,084
                                                                    -----------
                                                                       1,577,701
                                                                    -----------
ELECTRICAL EQUIPMENT -- 8.7%
                    2,100  Aspect Telecommunications
                              Corp.(1)                                   82,491
                    1,900  C-COR.net Corp.(1)                            51,241
                    2,600  C-Cube Microsystems Inc.(1)                   51,025
                    2,600  Cognex Corp.(1)                              134,469
                    1,300  Coherent, Inc.(1)                            108,916
                    1,800  Credence Systems Corp.(1)                     99,281
                    4,500  Digital Microwave Corp.(1)                   171,422
                    1,251  Harmonic Inc.(1)                              31,080
                    6,400  InterVoice-Brite, Inc.(1)                     42,200
                    9,700  KEMET Corp.(1)                               243,106
                      800  Polycom, Inc.(1)                              75,250


24      1-800-345-2021                        See Notes to Financial Statements


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

                    3,300  Powerwave Technologies, Inc.(1)          $   145,200
                    2,500  Technitrol, Inc.                             242,188
                      800  Terayon Communication
                              Systems, Inc.(1)                           51,375
                    3,750  Vishay Intertechnology, Inc.(1)              142,266
                    1,800  Xircom, Inc.(1)                               85,556
                                                                    -----------
                                                                       1,757,066
                                                                    -----------
ELECTRICAL UTILITIES -- 0.6%
                    4,500  Central Maine Power Co.                      131,906
                                                                    -----------
ENERGY RESERVES & PRODUCTION -- 2.3%
                    3,000  Newfield Exploration Company(1)              117,375
                    4,200  Pogo Producing Co.                            92,925
                   11,000  Vintage Petroleum, Inc.                      248,188
                                                                    -----------
                                                                         458,488
                                                                    -----------
FINANCIAL SERVICES -- 1.9%
                    8,600  Doral Financial Corp. ADR                     98,094
                    1,900  Express Scripts, Inc. Cl A(1)                117,266
                    4,000  Gallagher (Arthur J.) & Co.                  168,000
                                                                    -----------
                                                                         383,360
                                                                    -----------
FOOD & BEVERAGE -- 2.7%
                   11,600  Earthgrains Company                          225,475
                    2,800  Michael Foods, Inc.                           69,125
                    1,400  Pilgrim's Pride Corp. Cl A                     7,612
                    7,300  Supervalu Inc.                               139,156
                    8,000  Tasty Baking Co.                             102,500
                                                                    -----------
                                                                         543,868
                                                                    -----------
FOREST PRODUCTS & PAPER -- 0.9%
                    4,900  Boise Cascade Corp.                          126,788
                    1,700  United Stationers Inc.(1)                     55,091
                                                                    -----------
                                                                         181,879
                                                                    -----------
GAS & WATER UTILITIES -- 2.7%
                   10,900  Cascade Natural Gas Corp.                    181,894
                    1,100  E'town Corp.                                  73,081
                    2,900  Equitable Resources Inc.                     139,925
                    2,000  Kinder Morgan, Inc.                           69,125
                    2,800  Piedmont Natural Gas Co., Inc.                74,375
                                                                    -----------
                                                                         538,400
                                                                    -----------
GROCERY STORES -- 0.1%
                    2,300  Casey's General Stores, Inc.                  23,934
                                                                    -----------
HEAVY ELECTRICAL EQUIPMENT -- 1.5%
                    4,900  CommScope, Inc.(1)                           200,900
                    4,900  Smith (A.O.) Corp.                           102,594
                                                                    -----------
                                                                         303,494
                                                                    -----------
HEAVY MACHINERY -- 0.5%
                    4,100  Astec Industries, Inc.(1)                    104,294
                                                                    -----------
HOME PRODUCTS -- 0.2%
                    2,200  Tupperware Corp.                              48,400
                                                                    -----------

Shares                                                               Value
--------------------------------------------------------------------------------
HOTELS -- 0.6%
                    8,500  Aztar Corp.(1)                           $   131,750
                                                                    -----------
INDUSTRIAL PARTS -- 2.7%
                    2,100  Graco Inc.                                    68,250
                    3,700  Helix Technology Corp.                       144,184
                    3,800  Pentair, Inc.                                134,900
                    2,600  Tecumseh Products Cl A                        99,369
                    1,200  The Toro Co.                                  39,525
                    2,600  York International Corp.                      67,925
                                                                    -----------
                                                                         554,153
                                                                    -----------
INDUSTRIAL SERVICES -- 1.5%
                    6,200  Avis Rent A Car, Inc.(1)                     116,250
                    3,100  Insurance Auto Auctions, Inc.(1)              64,906
                    7,000  Spherion Corp.(1)                            124,250
                                                                    -----------
                                                                         305,406
                                                                    -----------
INFORMATION SERVICES -- 7.4%
                    3,700  ADVO, Inc.(1)                                155,400
                        5,900 American Management System,
                              Inc.(1)                                   193,594
                    2,100  Catalina Marketing Corp.(1)                  214,200
                    6,900  MarchFirst, Inc.(1)                          126,141
                    2,700  MAXIMUS, Inc.(1)                              59,738
                    4,500  MedQuist Inc.(1)                             153,562
                    4,900  Profit Recovery Group
                              International, Inc. (The)(1)               81,309
                    5,400  SEI Investments Co.                          217,012
                    2,200  Tetra Tech, Inc.(1)                           50,394
                    3,400  URS Corp.(1)                                  47,600
                    5,250  Valassis Communications, Inc.(1)             200,156
                                                                    -----------
                                                                       1,499,106
                                                                    -----------
INTERNET -- 1.2%
                    6,300  Netpliance, Inc.(1)                           56,897
                    1,900  RSA Security Inc.(1)                         131,931
                    1,600  Verity, Inc.(1)                               60,800
                                                                    -----------
                                                                         249,628
                                                                    -----------
LEISURE -- 0.9%
                    4,750  Fossil, Inc.(1)                               89,953
                    5,000  Pinnacle Entertainment, Inc.(1)               97,188
                                                                    -----------
                                                                         187,141
                                                                    -----------
LIFE & HEALTH INSURANCE -- 0.2%
                    1,100  Delphi Financial Group, Inc. Cl A             37,331
                                                                    -----------
MEDIA -- 0.2%
                    1,400  Westwood One, Inc.(1)                         47,775
                                                                    -----------
MEDICAL PRODUCTS & SUPPLIES -- 5.0%
                    1,000  Biomatrix, Inc.(1)                            22,625
                    4,300  ICU Medical, Inc.(1)                         114,756
                    2,000  IDEC Pharmaceuticals Corp.(1)                234,562
                    1,800  Invacare Corp.                                47,250
                    1,500  Mentor Corp.                                  40,734
                    3,700  Patterson Dental Co.(1)                      188,353


See Notes to Financial Statements               www.americancentury.com      25


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

                    1,000  Techne Corp.(1)                          $   131,000
                    2,300  Varian Medical Systems, Inc.(1)               89,988
                    3,600  Wesley Jessen VisionCare, Inc.(1)            135,338
                                                                    -----------
                                                                       1,004,606
                                                                    -----------
MEDICAL PROVIDERS & SERVICES -- 1.8%
                    5,100  Oxford Health Plans, Inc.(1)                 121,444
                    1,900  Quest Diagnostics Inc.(1)                    135,969
                    4,400  Renal Care Group Inc.(1)                     107,662
                                                                    -----------
                                                                         365,075
                                                                    -----------
MINING & METALS -- 1.5%
                    1,500  Ball Corporation                              48,281
                    2,300  Commonwealth Industries, Inc.                 13,584
                    4,000  Mueller Industries, Inc.(1)                  112,000
                    2,000  Stillwater Mining Co. (1)                     55,750
                    4,000  Valmont Industries, Inc.                      79,375
                                                                    -----------
                                                                         308,990
                                                                    -----------
MOTOR VEHICLES & PARTS -- 1.4%
                    2,300  Arvin Industries, Inc.                        39,962
                    2,300  Borg-Warner Automotive, Inc.                  80,788
                    4,300  Gentex Corp.(1)                              107,769
                    1,700  Navistar International Corp.(1)               52,806
                                                                    -----------
                                                                         281,325
                                                                    -----------
OIL SERVICES -- 1.4%
                    7,500  Oceaneering International, Inc.(1)           142,500
                    4,800  Patterson Energy, Inc.(1)                    136,650
                                                                    -----------
                                                                         279,150
                                                                    -----------
PROPERTY & CASUALTY INSURANCE -- 1.2%
                    2,300  PMI Group, Inc. (The)                        109,250
                    2,400  Radian Group Inc.                            124,200
                                                                    -----------
                                                                         233,450
                                                                    -----------
PUBLISHING -- 0.5%
                    2,800  McClatchy Newspapers, Inc.                    92,750
                                                                    -----------
RESTAURANTS -- 1.4%
                    8,300  Darden Restaurants, Inc.                     134,875
                    5,700  Jack in the Box Inc.(1)                      140,362
                                                                    -----------
                                                                         275,237
                                                                    -----------
SECURITIES & ASSET MANAGEMENT -- 1.7%
                    1,600  Dain Rauscher Corp.                          105,600
                    6,000  ITLA Capital Corp.(1)                         84,375
                    4,626  Schwab (Charles) Corp.                       155,549
                                                                    -----------
                                                                         345,524
                                                                    -----------
SEMICONDUCTOR -- 7.9%
                    2,000  Alpha Industries, Inc.(1)                     88,187
                    2,100  Burr-Brown Corp.(1)                          182,044
                    1,400  CTS Corp.                                     63,000
                    3,600  Cypress Semiconductor Corp.(1)               152,100

Shares                                                               Value
--------------------------------------------------------------------------------

                    1,500  Electro Scientific Industries, Inc.(1)   $    66,047
                    1,900  Electroglas, Inc.(1)                          40,909
                    3,100  Integrated Device Technology, Inc.(1)        186,000
                    3,300  International Rectifier Corp.(1)             184,800
                    2,000  Kulicke & Soffa Industries, Inc.(1)          118,438
                    3,400  Lattice Semiconductor Corp.(1)               235,131
                    3,600  Micrel, Inc.(1)                              156,488
                    2,200  Novellus Systems, Inc.(1)                    124,506
                                                                    -----------
                                                                       1,597,650
                                                                    -----------
SPECIALTY STORES -- 3.0%
                    3,700  Insight Enterprises, Inc.(1)                 219,572
                    4,000  Linens 'n Things, Inc.(1)                    108,500
                    2,900  Michaels Stores, Inc.(1)                     132,947
                    5,300  NBTY, Inc.(1)                                 33,622
                    3,000  Zale Corp.(1)                                109,500
                                                                    -----------
                                                                         604,141
                                                                    -----------
TELEPHONE -- 0.6%
                    2,150  Dycom Industries, Inc.(1)                     98,900
                    3,700  Talk.com, Inc.(1)                             21,391
                                                                    -----------
                                                                         120,291
                                                                    -----------
THRIFTS -- 0.8%
                    5,300  Golden State Bancorp Inc.(1)                  95,400
                    4,400  Roslyn Bancorp, Inc.                          73,150
                                                                    -----------
                                                                         168,550
                                                                    -----------
TRUCKING, SHIPPING & AIR FREIGHT -- 2.0%
                        5,800 Expeditors International of
                              Washington, Inc.                          274,231
                    8,400  Yellow Corp.(1)                              123,638
                                                                    -----------
                                                                         397,869
                                                                    -----------
WIRELESS TELECOMMUNICATIONS -- 0.2%
                    1,500  Audiovox Corp. Cl A(1)                        33,047
                                                                    -----------
TOTAL COMMON STOCKS                                                  19,401,767
                                                                    -----------
   (Cost $16,702,175)

TEMPORARY CASH INVESTMENTS -- 4.0%*
    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.40%, dated 6/30/00,
       due 7/3/00 (Delivery value $800,427)                             800,000
                                                                    -----------
   (Cost $800,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $20,201,767
                                                                    ===========
   (Cost $17,502,175)


26      1-800-345-2021                        See Notes to Financial Statements


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

FUTURES CONTRACTS
                                            Underlying
                        Expiration          Face Amount         Unrealized
     Purchased             Date              at Value              Loss
--------------------------------------------------------------------------------
  3 Russell 2000        September
      Futures              2000              $782,250            $(5,148)
                                         ======================================

* Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 0.1%.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.


See Notes to Financial Statements                www.americancentury.com      27


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                            EQUITY            INCOME &          SMALL CAP
JUNE 30, 2000 (UNAUDITED)                   GROWTH             GROWTH         QUANTITATIVE

ASSETS
Investment securities, at value
  (identified cost of
  $2,007,299,135, $5,829,687,378,
  and $17,502,175,
  respectively) (Note 3) .............  $ 2,511,885,010   $ 7,217,367,885   $    20,201,767
Cash .................................             --           3,232,259              --
Receivable for investments sold ......       13,968,624         8,379,534           299,834
Receivable for variation
  margin on futures contracts ........        3,680,915         5,136,579            59,637
Dividends and interest receivable ....        1,555,865         7,612,259             4,530
                                        ---------------   ---------------   ---------------
                                          2,531,090,414     7,241,728,516        20,565,768
                                        ---------------   ---------------   ---------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .............           61,777              --             145,576
Payable for investments purchased ....       20,200,085         8,313,567           312,250
Accrued management fees (Note 2) .....        1,310,414         3,752,236            13,923
Distribution fees payable (Note 2) ...           41,059           192,630              --
Service fees payable (Note 2) ........           41,059           192,630              --
Payable for directors' fees
  and expenses .......................            8,622            25,000                68
Accrued expenses and other
  liabilities ........................          101,808           174,997             2,220
                                        ---------------   ---------------   ---------------
                                             21,764,824        12,651,060           474,037
                                        ---------------   ---------------   ---------------
Net Assets ...........................  $ 2,509,325,590   $ 7,229,077,456   $    20,091,731
                                        ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) ...................  $ 1,864,344,766   $ 5,756,959,139   $    15,979,796
Accumulated net investment loss ......          (29,568)          (79,692)           (8,815)
Accumulated undistributed
  net realized gain on
  investment transactions ............      141,087,687        85,404,392         1,426,306
Net unrealized appreciation on
  investments (Note 3) ...............      503,922,705     1,386,793,617         2,694,444
                                        ---------------   ---------------   ---------------
                                        $ 2,509,325,590   $ 7,229,077,456   $    20,091,731
                                        ===============   ===============   ===============

Investor Class,
  $10.00 Par Value
Net assets ...........................  $ 2,159,191,515   $ 6,029,989,325   $    18,774,479
Shares outstanding ...................       83,592,301       184,399,978         3,131,333
Net asset value per share ............  $         25.83   $         32.70   $          6.00

Advisor Class,
  $10.00 Par Value
Net assets ...........................  $   200,756,715   $   947,745,148               N/A
Shares outstanding ...................        7,773,538        28,988,008               N/A
Net asset value per share ............  $         25.83   $         32.69               N/A

Institutional Class,
  $10.00 Par Value
Net assets ...........................  $   149,377,360   $   251,342,983   $     1,317,252
Shares outstanding ...................        5,783,107         7,685,468           219,540
Net asset value per share ............  $         25.83   $         32.70   $          6.00


28      1-800-345-2021                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                     EQUITY          INCOME &        SMALL CAP
                                     GROWTH           GROWTH        QUANTITATIVE
INVESTMENT INCOME (L0SS)
Income:
Dividends (net of foreign taxes
  withheld of $14,381, $134,141,
  and $140, respectively) ........ $12,018,311      $49,885,689        $47,745
Interest .........................  2,172,500        4,818,411         24,348
                                  --------------   --------------   ------------
                                    14,190,811       54,704,100        72,093
                                  --------------   --------------   ------------

Expenses (Note 2):
Management fees ..................  7,688,361        22,226,754        79,033
Distribution fees --
   Advisor Class .................   217,502         1,004,171           --
Service fees -- Advisor Class ....   217,502         1,004,171           --
Directors' fees and expenses .....    31,155           97,132           1,875
                                  --------------   --------------   ------------
                                    8,154,520        24,332,228        80,908
                                  --------------   --------------   ------------

Net investment income (loss) .....  6,036,291        30,371,872        (8,815)
                                  --------------   --------------   ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments .  147,873,990      117,531,137      1,641,832
Change in net unrealized
  appreciation on investments .... (163,834,189)    (418,439,286)     (180,228)
                                  --------------   --------------   ------------

Net realized and unrealized
  gain (loss) on investments ..... (15,960,199)     (300,908,149)     1,461,604
                                  --------------   --------------   ------------

Net Increase (Decrease) in
  Net Assets Resulting
  from Operations ................ $(9,923,908)    $(270,536,277)    $1,452,789
                                  ==============   ==============   ============


See Notes to Financial Statements                www.americancentury.com      29


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1999

                                            EQUITY GROWTH                    INCOME & GROWTH
Increase in Net Assets                2000              1999             2000             1999

OPERATIONS
Net investment income ............  $6,036,291       $17,130,940      $30,371,872       $61,649,574
Net realized gain (loss)
  on investments ................. 147,873,990        56,400,161      117,531,137      (12,882,683)
Change in net unrealized
  appreciation
  on investments ................. (163,834,189)      316,556,243     (418,439,286)     962,722,731
                                  ---------------   --------------   --------------   --------------
Net increase (decrease)
  in net assets
  resulting from operations ......  (9,923,908)       390,087,344     (270,536,277)    1,011,489,622
                                  ---------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .................  (5,523,217)      (16,885,363)     (26,627,278)     (58,713,804)
  Advisor Class ..................   (249,706)         (667,458)       (2,673,616)      (2,682,788)
  Institutional Class ............   (385,867)         (67,824)        (1,150,670)      (1,320,265)
In excess of net investment income:
  Investor Class .................      --                --               --            (263,158)
  Advisor Class ..................      --                --               --            (26,692)
  Institutional Class ............      --                --               --             (8,055)
From net realized gains on
  investment transactions:
  Investor Class ................. (22,342,146)      (38,041,404)          --               --
  Advisor Class ..................  (1,852,380)       (2,103,968)          --               --
  Institutional Class ............   (675,745)         (128,588)           --               --
In excess of net realized gains on
  investment transactions:
  Investor Class .................      --                --               --          (11,296,136)
  Advisor Class ..................      --                --               --            (375,184)
  Institutional Class ............      --                --               --            (147,458)
                                  ---------------   --------------   --------------   --------------
Decrease in net assets
  from distributions ............. (31,029,061)      (57,894,605)     (30,451,564)     (74,833,540)
                                  ---------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase in net assets
  from capital share
  transactions ...................  85,820,216        24,441,106      310,934,382      1,866,804,226
                                  ---------------   --------------   --------------   --------------

Net increase in net assets .......  44,867,247       356,633,845       9,946,541       2,803,460,308

NET ASSETS
Beginning of period ..............2,464,458,343     2,107,824,498    7,219,130,915     4,415,670,607
                                  ---------------   --------------   --------------   --------------
End of period ....................$2,509,325,590    $2,464,458,343   $7,229,077,456   $7,219,130,915
                                  ===============   ==============   ==============   ==============

Accumulated undistributed
  net investment income
  (loss) .........................   $(29,568)         $92,931          $(79,692)           --
                                  ===============   ==============   ==============   ==============


30      1-800-345-2021                        See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1999

                                                SMALL CAP QUANTITATIVE
                                                 2000            1999
OPERATIONS
Net investment income (loss) ...............   $(8,815)         $ 8,724
Net realized gain (loss) on investments ....  1,641,832        (184,204)
Change in net unrealized
  appreciation on investments ..............   (180,228)       1,580,571
                                            --------------   -------------
Net increase in net assets
  resulting from operations ................  1,452,789        1,405,091
                                            --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...........................      --           (15,088)
  Institutional Class ......................      --              (2)
In excess of net realized gains on
  investment transactions:
  Investor Class ...........................      --           (34,249)
                                            --------------   -------------
Decrease in net assets
  from distributions .......................      --           (49,339)
                                            --------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions ...............  1,579,567         732,969
                                            --------------   -------------

Net increase in net assets .................  3,032,356        2,088,721

NET ASSETS
Beginning of period ........................  17,059,375      14,970,654
                                            --------------   -------------
End of period .............................. $20,091,731      $17,059,375
                                            ==============   =============

Accumulated net investment loss ............   $(8,815)           --
                                            ==============   =============


See Notes to Financial Statements                www.americancentury.com      31


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Equity Growth Fund (Equity Growth), Income & Growth Fund (Income & Growth) and Small Cap Quantitative Fund (Small Cap Quantitative) (the funds) are three of the six funds issued by the corporation. The funds are diversified under the 1940 Act. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. Small Cap Quantitative seeks long-term capital appreciation by investing primarily in equity securities of small companies. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Each fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Small Cap Quantitative had not commenced as of the report date.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the funds' custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly for the funds. Distributions from net realized gains for the funds are expected to be declared and paid twice a year.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 1999, Income & Growth and Small Cap Quantitative had accumulated net realized capital loss carryovers for federal income tax purposes of $1,698,568 and $89,383 (expiring in 2007), respectively, which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


32      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to 0.5200% for Equity Growth and Income & Growth and 0.5380% to 0.7200% for Small Cap Quantitative. The rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class and the Institutional Class are 0.2500% less and 0.2000% less, respectively, at each point within the Complex Fee range. For the six months ended June 30, 2000, the effective annual Investor Class management fee was 0.67%, 0.67%, and 0.87%, for Equity Growth, Income & Growth, and Small Cap Quantitative, respectively.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June 30, 2000, were $435,004 and $2,008,342 for Equity Growth and Income & Growth, respectively.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended June 30, 2000, were as follows:

                                                                    SMALL CAP
                         EQUITY GROWTH       INCOME & GROWTH      QUANTITATIVE

Purchases                 $833,863,388       $2,757,245,212        $9,463,494
Proceeds from sales       $813,270,340       $2,363,150,594        $7,663,779

    On June 30, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                    SMALL CAP
                         EQUITY GROWTH       INCOME & GROWTH      QUANTITATIVE

Appreciation              $610,508,857       $1,739,180,350        $4,298,014
Depreciation              (110,041,196)       (370,847,470)        (1,675,986)
                         ---------------     ---------------     ---------------
Net                       $500,467,661       $1,368,332,880        $2,622,028
                         ===============     ===============     ===============
Federal Tax Cost         $2,011,417,349      $5,849,035,005        $17,579,739
                         ===============     ===============     ===============


                                                www.americancentury.com      33


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund. Transactions in shares of the funds were as follows:

                                                  EQUITY GROWTH                      INCOME & GROWTH
                                             SHARES           AMOUNT            SHARES            AMOUNT
INVESTOR CLASS
Designated shares ........................1,000,000,000                     1,000,000,000
                                          =============                     ===============
Six months ended June 30, 2000
Sold ..................................... 18,870,380      $483,358,517       50,206,678      $1,643,994,722
Issued in reinvestment of distributions ..  1,018,142       25,852,220          753,889         25,204,810
Redeemed .................................(24,586,025)     (628,386,231)     (53,421,055)     (1,741,764,855)
                                          -------------   ---------------   ---------------   --------------
Net decrease ............................. (4,697,503)    $(119,175,494)      (2,460,488)      $(72,565,323)
                                          =============   ===============   ===============   ==============

Year ended December 31, 1999
Sold ..................................... 55,155,715     $1,304,199,212      141,394,263     $4,375,918,621
Issued in reinvestment of distributions ..  2,163,970       52,015,100         2,193,327        66,909,394
Redeemed .................................(58,264,405)    (1,379,518,575)    (104,220,183)    (3,246,302,638)
                                          -------------   ---------------   ---------------   --------------
Net increase (decrease) ..................  (944,720)      $(23,304,263)      39,367,407      $1,196,525,377
                                          =============   ===============   ===============   ==============

ADVISOR CLASS
Designated shares ........................ 250,000,000                        250,000,000
                                          =============                     ===============
Six months ended June 30, 2000
Sold .....................................  4,019,435      $101,879,383       21,837,252       $707,958,640
Issued in reinvestment of distributions ..   80,621          2,038,230          79,016           2,634,053
Redeemed ................................. (1,652,898)     (42,306,082)      (12,441,845)      (398,541,694)
                                          -------------   ---------------   ---------------   --------------
Net increase .............................  2,447,158       $61,611,531        9,474,423       $312,050,999
                                          =============   ===============   ===============   ==============

Year ended December 31, 1999
Sold .....................................  4,139,828       $97,132,261       19,465,861       $599,301,498
Issued in reinvestment of distributions ..   109,282         2,646,424          97,446           3,008,635
Redeemed ................................. (2,136,168)     (51,064,956)       (2,211,757)      (68,108,043)
                                          -------------   ---------------   ---------------   --------------
Net increase .............................  2,112,942       $48,713,729       17,351,550       $534,202,090
                                          =============   ===============   ===============   ==============

INSTITUTIONAL CLASS
Designated shares ........................ 250,000,000                        250,000,000
                                          =============                     ===============
Six months ended June 30, 2000
Sold .....................................  5,844,794      $153,305,995        4,301,587       $144,668,132
Issued in reinvestment of distributions ..   40,479          1,032,685          29,901            995,450
Redeemed .................................  (429,839)      (10,954,501)       (2,266,981)      (74,214,876)
                                          -------------   ---------------   ---------------   --------------
Net increase .............................  5,455,434      $143,384,179        2,064,507        $71,448,706
                                          =============   ===============   ===============   ==============

Year ended December 31, 1999
Sold .....................................   299,523        $7,165,345         8,828,731       $278,383,106
Issued in reinvestment of distributions ..    6,941           167,422           40,920           1,266,180
Redeemed .................................  (356,037)       (8,301,127)       (4,578,723)      (143,572,527)
                                          -------------   ---------------   ---------------   --------------
Net increase (decrease) ..................  (49,573)        $(968,360)         4,290,928       $136,076,759
                                          =============   ===============   ===============   ==============


34      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                  SMALL CAP QUANTITATIVE
                                                  SHARES         AMOUNT
INVESTOR CLASS
Designated shares ........................... 1,000,000,000
                                              =============
Six months ended June 30, 2000
Sold ........................................   1,726,917      $9,931,202
Redeemed ....................................   (1,703,524)    (9,519,201)
                                              -------------   -------------
Net increase ................................     23,393        $412,001
                                              =============   =============

Year ended December 31, 1999
Sold ........................................   3,722,527      $18,042,033
Issued in reinvestment of distributions .....     10,454         48,221
Redeemed ....................................   (3,607,006)   (17,358,791)
                                              -------------   -------------
Net increase ................................    125,975        $731,463
                                              =============   =============

INSTITUTIONAL CLASS
Designated shares ...........................  250,000,000
                                              =============
Six months ended June 30, 2000
Sold ........................................    269,497       $1,470,314
Redeemed ....................................    (50,172)       (302,748)
                                              -------------   -------------
Net increase ................................    219,325       $1,167,566
                                              =============   =============

Year ended December 31, 1999(1)
Sold ........................................     4,827          $23,183
Redeemed ....................................     (4,612)       (21,677)
                                              -------------   -------------
Net increase ................................      215           $1,506
                                              =============   =============

(1) October 1, 1999 (commencement of sale) through December 31, 1999.

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended June 30, 2000.


                                                www.americancentury.com      35


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                    Investor Class
                                      2000(1)        1999         1998          1997         1996         1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..............  $26.23        $22.71       $19.04        $15.96       $14.25       $11.53
                                    -----------   ----------   -----------   ----------   ----------   ---------
Income From Investment Operations
  Net Investment Income ............  0.07(2)       0.18(2)      0.22(2)       0.27(2)       0.27         0.26
  Net Realized and Unrealized
  Gain (Loss)
  on Investment Transactions .......  (0.13)         3.96         4.53          5.36         3.55         3.70
                                    -----------   ----------   -----------   ----------   ----------   ---------
  Total From Investment Operations .  (0.06)         4.14         4.75          5.63         3.82         3.96
                                    -----------   ----------   -----------   ----------   ----------   ---------
Distributions
  From Net Investment Income .......  (0.07)        (0.19)       (0.20)        (0.24)       (0.26)       (0.23)
  From Net Realized Gains on
  Investment Transactions ..........  (0.27)        (0.43)       (0.88)        (2.31)       (1.85)       (1.01)
                                    -----------   ----------   -----------   ----------   ----------   ---------
  Total Distributions ..............  (0.34)        (0.62)       (1.08)        (2.55)       (2.11)       (1.24)
                                    -----------   ----------   -----------   ----------   ----------   ---------
Net Asset Value, End of Period .....  $25.83        $26.23       $22.71        $19.04       $15.96       $14.25
                                    ===========   ==========   ===========   ==========   ==========   =========
  Total Return(3) ..................  (0.22)%       18.47%       25.45%        36.06%       27.34%       34.56%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .............. 0.67%(4)        0.68%        0.69%         0.67%        0.63%        0.71%
Ratio of Net Investment Income
to Average Net Assets .............. 0.51%(4)        0.77%        1.07%         1.39%        1.74%        1.96%
Portfolio Turnover Rate ............    35%           86%          89%          161%         131%         126%
Net Assets, End of Period
  (in thousands) ...................$2,159,192    $2,316,164   $2,026,304     $773,425     $274,433     $159,450

(1)  Six months ended June 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


36      1-800-345-2021                        See Notes to Financial Statements


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                         Advisor Class
                                         2000(1)       1999         1998       1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $26.23       $22.70       $19.04      $21.61
                                       ----------   ----------   ---------   ---------
Income From Investment Operations
  Net Investment Income(3) ............   0.03         0.12         0.16        0.05
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...  (0.13)        3.98         4.54       (0.25)
                                       ----------   ----------   ---------   ---------
  Total From Investment Operations ....  (0.10)        4.10         4.70       (0.20)
                                       ----------   ----------   ---------   ---------
Distributions
  From Net Investment Income ..........  (0.03)       (0.14)       (0.16)      (0.06)
  From Net Realized Gains on
  Investment Transactions .............  (0.27)       (0.43)       (0.88)      (2.31)
                                       ----------   ----------   ---------   ---------
  Total Distributions .................  (0.30)       (0.57)       (1.04)      (2.37)
                                       ----------   ----------   ---------   ---------
Net Asset Value, End of Period ........  $25.83       $26.23       $22.70      $19.04
                                       ==========   ==========   =========   =========
  Total Return(4) .....................  (0.34)%      18.28%       25.14%      (0.50)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................. 0.92%(5)       0.93%        0.94%     0.94%(5)
Ratio of Net Investment Income
to Average Net Assets ................. 0.26%(5)       0.52%        0.82%     1.14%(5)
Portfolio Turnover Rate ...............    35%          86%          89%        161%
Net Assets, End of Period
  (in thousands) ...................... $200,757     $139,696      $72,954      $553

(1)  Six months ended June 30, 2000 (unaudited).

(2)  October 9, 1997 (commencement of sale) through December 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements                www.americancentury.com      37


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                  Institutional Class
                                          2000(1)        1999        1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...  $26.24       $22.71       $19.06
                                        ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(3) .............   0.09         0.23         0.27
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....  (0.14)        3.97         4.51
                                        ----------   ----------   ----------
  Total From Investment Operations .....  (0.05)        4.20         4.78
                                        ----------   ----------   ----------
Distributions
  From Net Investment Income ...........  (0.09)       (0.24)       (0.25)
  From Net Realized Gains on
  Investment Transactions ..............  (0.27)       (0.43)       (0.88)
                                        ----------   ----------   ----------
  Total Distributions ..................  (0.36)       (0.67)       (1.13)
                                        ----------   ----------   ----------
Net Asset Value, End of Period .........  $25.83       $26.24       $22.71
                                        ==========   ==========   ==========
  Total Return(4) ......................  (0.15)%      18.78%       25.59%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................. 0.47%(5)       0.48%      0.49%(5)
Ratio of Net Investment Income
to Average Net Assets .................. 0.71%(5)       0.97%      1.27%(5)
Portfolio Turnover Rate ................    35%          86%          89%
Net Assets, End of Period
  (in thousands) ....................... $149,377      $8,598       $8,566

(1)  Six months ended June 30, 2000 (unaudited).

(2)  January 2, 1998 (commencement of sale) through December 31, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


38      1-800-345-2021                        See Notes to Financial Statements


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                    Investor Class
                                       2000(1)        1999         1998         1997         1996         1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............  $34.05        $29.25       $24.31       $20.16       $17.81       $13.92
                                     -----------   ----------   ----------   ----------   ----------   ---------
Income From Investment Operations
  Net Investment Income .............  0.14(2)       0.33(2)      0.36(2)      0.43(2)       0.44         0.42
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................  (1.34)         4.87         6.23         6.40         3.79         4.64
                                     -----------   ----------   ----------   ----------   ----------   ---------
  Total From Investment Operations ..  (1.20)         5.20         6.59         6.83         4.23         5.06
                                     -----------   ----------   ----------   ----------   ----------   ---------
Distributions
  From Net Investment Income ........  (0.15)        (0.33)       (0.35)       (0.39)       (0.44)       (0.42)
  In Excess of Net
  Investment Income .................    --           --(3)         --           --           --           --
  From Net Realized Gains on
  Investment Transactions ...........    --           --          (1.30)       (2.29)       (1.44)       (0.75)
  In Excess of Net Realized
  Gains on Investment
  Transactions ......................    --          (0.07)         --           --           --           --
                                     -----------   ----------   ----------   ----------   ----------   ---------
  Total Distributions ...............  (0.15)        (0.40)       (1.65)       (2.68)       (1.88)       (1.17)
                                     -----------   ----------   ----------   ----------   ----------   ---------
Net Asset Value,
  End of Period .....................  $32.70        $34.05       $29.25       $24.31       $20.16       $17.81
                                     ===========   ==========   ==========   ==========   ==========   =========
  Total Return(4) ...................  (3.55)%       17.96%       27.67%       34.52%       24.15%       36.88%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ............... 0.67%(5)        0.68%        0.69%        0.65%        0.62%        0.67%
Ratio of Net Investment Income
to Average Net Assets ............... 0.89%(5)        1.08%        1.31%        1.81%        2.32%        2.61%
Portfolio Turnover Rate .............    34%           58%          86%         102%          92%          70%
Net Assets, End of Period
  (in thousands) ....................$6,029,989    $6,363,283   $4,313,575   $1,795,124    $717,695     $373,701

(1)  Six months ended June 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements                www.americancentury.com      39


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                        Advisor Class
                                         2000(1)      1999         1998        1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $34.05      $29.22       $24.30       $26.36
                                       ---------   ----------   ----------   ---------
Income From Investment Operations
  Net Investment Income(3) ............   0.10        0.25         0.31         0.01
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...  (1.36)       4.87         6.22         0.25
                                       ---------   ----------   ----------   ---------
  Total From Investment Operations ....  (1.26)       5.12         6.53         0.26
                                       ---------   ----------   ----------   ---------
Distributions
  From Net Investment Income ..........  (0.10)      (0.22)       (0.31)       (0.03)
  In Excess of Net Investment Income ..    --         --(4)         --           --
  From Net Realized Gains on
  Investment Transactions .............    --          --         (1.30)       (2.29)
  In Excess of Net Realized Gains
  on Investment Transactions ..........    --        (0.07)         --           --
                                       ---------   ----------   ----------   ---------
  Total Distributions .................  (0.10)      (0.29)       (1.61)       (2.32)
                                       ---------   ----------   ----------   ---------
Net Asset Value, End of Period ........  $32.69      $34.05       $29.22       $24.30
                                       =========   ==========   ==========   =========
  Total Return(5) .....................  (3.71)%     17.65%       27.37%        1.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................. 0.92%(6)      0.93%        0.94%      0.94%(6)
Ratio of Net Investment Income
to Average Net Assets ................. 0.64%(6)      0.83%        1.06%      1.22%(6)
Portfolio Turnover Rate ...............    34%         58%          86%         102%
Net Assets, End of Period
  (in thousands) ...................... $947,745    $664,412      $63,169      $3,720

(1)  Six months ended June 30, 2000 (unaudited).

(2)  December 15, 1997 (commencement of sale) through December 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


40      1-800-345-2021                        See Notes to Financial Statements


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                              Institutional Class
                                         2000(1)      1999        1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $34.06      $29.27       $24.29
                                       ---------   ----------   ---------
Income From Investment Operations
  Net Investment Income(3) ............   0.18        0.39         0.39
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...  (1.36)       4.90         6.26
                                       ---------   ----------   ---------
  Total From Investment Operations ....  (1.18)       5.29         6.65
                                       ---------   ----------   ---------
Distributions
  From Net Investment Income ..........  (0.18)      (0.43)       (0.37)
  In Excess of Net Investment Income ..    --         --(4)         --
  From Net Realized Gains on
  Investment Transactions .............    --          --         (1.30)
  In Excess of Net Realized Gains
  on Investment Transactions ..........    --        (0.07)         --
                                       ---------   ----------   ---------
  Total Distributions .................  (0.18)      (0.50)       (1.67)
                                       ---------   ----------   ---------
Net Asset Value, End of Period ........  $32.70      $34.06       $29.27
                                       =========   ==========   =========
  Total Return(5) .....................  (3.47)%     18.27%       27.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................. 0.47%(6)      0.48%      0.49%(6)
Ratio of Net Investment Income
to Average Net Assets ................. 1.09%(6)      1.28%      1.51%(6)
Portfolio Turnover Rate ...............    34%         58%          86%
Net Assets, End of Period
  (in thousands) ...................... $251,343    $191,436      $38,926

(1)  Six months ended June 30, 2000 (unaudited).

(2)  January 28, 1998 (commencement of sale) through December 31, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


See Notes to Financial Statements                www.americancentury.com      41


Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                    Investor Class
                                          2000(1)        1999         1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $5.49         $5.02         $5.00
                                        -----------   -----------   ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) ......   --(4)         --(4)         --(4)
  Net Realized and Unrealized Gain
  on Investment Transactions ...........   0.51          0.48          0.02
                                        -----------   -----------   ----------
  Total From Investment Operations .....   0.51          0.48          0.02
                                        -----------   -----------   ----------
Distributions
  From Net Investment Income ...........    --          --(4)           --
  In Excess of Net Realized Gains
  on Investment Transactions ...........    --          (0.01)          --
                                        -----------   -----------   ----------
  Total Distributions ..................    --          (0.01)          --
                                        -----------   -----------   ----------
Net Asset Value, End of Period .........   $6.00         $5.49         $5.02
                                        ===========   ===========   ==========
  Total Return(5) ......................   9.24%         9.76%         0.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................. 0.88%(6)        0.88%       0.94%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets ..................(0.10)%(6)       0.06%       0.20%(6)
Portfolio Turnover Rate ................    43%          148%           30%
Net Assets, End of Period
  (in thousands) .......................  $18,774       $17,058       $14,971

(1)  Six months ended June 30, 2000 (unaudited).

(2)  July 31, 1998 (inception) through December 31, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


42      1-800-345-2021                        See Notes to Financial Statements


Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                              Institutional Class
                                            2000(1)        1999(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .....   $5.49          $4.77
                                          ------------   -----------
Income From Investment Operations
  Net Investment Income(3) ...............   --(4)          --(4)
  Net Realized and Unrealized Gain
  on Investment Transactions .............   0.51           0.73
                                          ------------   -----------
  Total From Investment Operations .......   0.51           0.73
                                          ------------   -----------
Distributions
  From Net Investment Income .............     --          (0.01)
                                          ------------   -----------
Net Asset Value, End of Period ...........   $6.00          $5.49
                                          ============   ===========
  Total Return(5) ........................   9.32%         15.25%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................... 0.68%(6)       0.68%(6)
Ratio of Net Investment Income
to Average Net Assets .................... 0.10%(6)       0.36%(6)
Portfolio Turnover Rate ..................    43%           148%
Net Assets, End of Period ................$1,317,252       $1,180

(1)  Six months ended June 30, 2000 (unaudited).

(2)  October 1, 1999 (commencement of sale) through December 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


See Notes to Financial Statements                www.americancentury.com      43


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class. The Advisor Class had not commenced as of June 30, 2000, for the Small Cap Quantitative fund.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined-benefit pension plans, or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


44      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century's quantitative equity funds are managed using computer models as key tools in making investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates portfolios that balance high-ranking stocks with an overall risk level that is comparable to each fund's benchmark index.

     EQUITY GROWTH seeks capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500.

     INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     SMALL CAP QUANTITATIVE seeks capital appreciation by investing in the common stocks of smaller companies. Its goal is to achieve a total return that exceeds the total return of the S&P SmallCap 600. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods of less than one year.

     The Lipper categories for the quantitative equity funds are:

     MULTI-CAP CORE FUNDS (Equity Growth) -- funds that invest in a variety of market capitalizations and strike a balance between growth and value stocks.

     LARGE-CAP VALUE FUNDS (Income & Growth) -- funds that invest primarily in large companies that are considered to be undervalued relative to major stock indexes.

     SMALL-CAP CORE FUNDS (Small Cap Quantitative) -- funds that invest primarily in small companies and strike a balance between growth and value stocks.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       KURT BORGWARDT
       BILL MARTIN
       JOHN SCHNIEDWIND
       JEFF TYLER
       MATTI VON TURK

[photo of Quantitative Analyst Team]

Quantitative Analyst Team


                                                www.americancentury.com      45


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 36-43.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES --the number of different companies held by the fund on a given date.

* DIVIDEND YIELD --a percentage return calculated by dividing the fund's dividend distributions over the past year by its current share price.

* PRICE/EARNINGS (P/E) RATIO --a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share are calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER --the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO --the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

EQUITY TERMS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of technology, healthcare, and consumer goods companies.

* VALUE STOCKS -- stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.


46      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      47


Notes
--------------------------------------------------------------------------------


48      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities               Technology             International Discovery
Giftrust(reg.tm)                Life Sciences          International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
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Century

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THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
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TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
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--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0008                                  American Century Investment Services, Inc.
SH-SAN-21702                       (c)2000 American Century Services Corporation

June 30, 2000

AMERICAN CENTURY(reg.sm)
SEMIANNUAL REPORT

Global Gold
Global Natural Resources


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


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want when choosing mutual funds. Now you can get the insight you need with Fund
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from funds recommended through Fund Advisor. These agreements are described in
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[left margin]

GLOBAL GOLD
(BGEIX)
--------------------------

GLOBAL NATURAL RESOURCES
(BGRIX)
--------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The first half of 2000 was a period of exceptional volatility in the financial markets, as strong economic growth ran up against coordinated interest rate increases by world central banks. Prices for precious metals and other commodities were further buffeted by concerns about supply and demand.

     The performance of natural resources-related stocks was widely divergent, while worries about the execution of some high-profile mergers weighed on gold company shares. In times such as these, it pays to recall that American Century Global Gold and Global Natural Resources are intended to play a small but important role in diversifying a larger, long-term investment portfolio.

     Despite the challenging environment, American Century Global Gold and Global Natural Resources outperformed their respective benchmarks, though our more pure-play management approach meant they lagged their Lipper category averages. Our investment professionals review the period and the funds' performance in more detail beginning on page 3.

     On the corporate front, we're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     We're also pleased to provide investors with two new investment tools. Fund Advisor,(1) an online advice engine, is designed to give impartial guidance in choosing the right no-load mutual funds to meet your financial goals.(2) And American Century is the program manager for Learning Quest,(SM) an educational savings program launched by the state of Kansas on July 1 that allows parents to invest tax-deferred to meet higher education costs. The summer issue of the American Century investor newsletter provides more details on these tools.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

(1) Patent pending.

(2) American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service, or other fees from funds recommended through Fund Advisor. These arrangements are described in Acumation Inc.'s Form ADV Part II.

[right margin]
Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
GLOBAL GOLD
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
   Portfolio at a Glance ...................................................   6
   Top Ten Holdings ........................................................   7
   Geographic Composition ..................................................   8
   Schedule of Investments .................................................   9
GLOBAL NATURAL RESOURCES
   Performance Information .................................................  10
   Management Q&A ..........................................................  11
   Industry Weightings .....................................................  11
   Portfolio at a Glance ...................................................  11
   Top Ten Holdings ........................................................  12
   Geographic Composition ..................................................  13
   Economic Growth
      Forecasts ............................................................  13
   Schedule of Investments .................................................  14
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  16
   Statement of Operations .................................................  17
   Statement of Changes
      in Net Assets ........................................................  18
   Notes to Financial
      Statements ...........................................................  19
   Financial Highlights ....................................................  22
OTHER INFORMATION
   Share Class and Retirement
      Account Information ..................................................  26
   Background Information
      Investment Philosophy
         and Policies ......................................................  27
      Comparative Indices ..................................................  27
      Lipper Rankings ......................................................  27
      Investment Team
         Leaders ...........................................................  27
   Glossary ................................................................  28


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

Gold

* Gold's price was little changed in the first six months of the year, finishing at about $290 an ounce.

* One negative for gold was more aboveground supply--world central bank sales and hedging activity by gold producers continued apace.

* While supply increased, demand rose modestly thanks to better global economic growth.

* Gold stocks finished lower because of negative sentiment after many companies mishandled their hedging activity late last year.

* By region, the low-cost North American gold producers held up better than African and Australian companies.

Natural Resources

* Commodity prices diverged sharply in the first half of 2000 as energy prices rose while most basic materials were flat.

* Energy prices were helped by OPEC's decision to cut back its output, as well as by better demand and low inventories.

* Higher oil prices meant positive returns for energy stocks. Integrated oil companies posted mildly positive returns, while small oil exploration and service stocks performed best because they're more closely tied to the price of oil.

* Basic materials shares performed poorly. Investors worried that higher interest rates would slow economic growth and hurt corporate profits.

GLOBAL GOLD

* Global Gold produced negative returns, in line with the broader gold market. The fund beat its benchmark but lagged its Lipper group.

* The portfolio outdid its benchmark because of some of our company weightings relative to the index, and because we kept about 5% of assets in more liquid (easier to buy and sell) platinum and palladium companies.

* Several high-profile mergers failed to boost the gold sector--investors worried that consolidation would mean much lower production costs, and ultimately lower prices for the underlying metal.

* Gold seems locked in a trading range between about $260 and $300 an ounce. However, gold company shares look like they currently have more upside than downside.

GLOBAL NATURAL RESOURCES

* Global Natural Resources beat its benchmark, though the fund underperformed its Lipper group.

* The key reason the fund beat the benchmark is that the portfolio was overweight energy and underweight basic materials relative to the index.

* The stocks that had the biggest positive impact on performance were in the oil services sector, while those that hurt returns most were steel and paper company shares.

* We believe economic growth should remain strong through the end of the year, which would create a positive backdrop for natural resources-related shares.

[left margin]

                GLOBAL GOLD(1)
                   (BGEIX)
    TOTAL RETURNS:          AS OF 6/30/00
       6 Months                   -15.20%(2)
       1 Year                     -10.91%
    INCEPTION DATE:               8/17/88
    NET ASSETS:            $167.8 million(3)

           GLOBAL NATURAL RESOURCES(1)
                   (BGRIX)
    TOTAL RETURNS:          AS OF 6/30/00
       6 Months                     0.47%(2)
       1 Year                       7.86%
    INCEPTION DATE:               9/15/94
    NET ASSETS:             $52.5 million(3)

(1)  Investor Class.

(2)  Not annualized.

(3)  Includes Investor and Advisor classes.

See Total Returns on pages 5 and 10.

Investment terms are defined in the Glossary on pages 28-29.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

GOLD OVERVIEW

     Gold bullion finished the first half of 2000 about where it began the year--at around $290 an ounce. While gold's price was basically flat, gold company stocks finished lower.

BULLION LITTLE CHANGED

     A key reason gold languished was that inflation remained largely in check. The Federal Reserve and other world central banks so far have been successful at raising interest rates to keep a lid on inflation. That's bad for gold because its price typically rises in an inflationary environment, or one where "real" interest rates are 0% or less. ("Real" rates equal nominal interest rates minus the inflation rate.) But with inflation running at only about 3% annually in the U.S. and Treasury bond yields around 6% or more, we're nowhere near zero real rates.

     Gold sales by world central banks again weighed on the precious metal. Austria, Canada, the Netherlands, and the U.K. were among the more prominent central banks to sell gold during the six months. Further blows to the market were reports that France and Switzerland intended to sell a portion of their gold reserves.

     In addition, gold producers increased their hedging activity. Central bank sales and hedging by gold producers meant more aboveground supply, which hurt gold prices.

     While supply increased, demand rose modestly. According to the World Gold Council, gold demand rose 1% in the first quarter of 2000 (the latest period for which figures are available). Total demand for gold is derived from two sources: fabrication (gold used in jewelry, for example) and investment. Fabrication demand rose sharply thanks to better global economic growth. Investment demand for gold fell, however, after peaking late last year because of Y2K concerns.

GOLD STOCKS LOWER

     While the price of gold bullion was little changed, gold shares did not fare as well. Sentiment surrounding these stocks has remained negative since late 1999, when many gold companies failed to benefit from a rally in gold's price because they mismanaged their hedging activity. Being heavily hedged meant many companies didn't participate fully in gold's brief rally.

     By region, North American gold shares held up best. In general, North American gold companies have lower-than-average production costs, so they tend to perform better than their competitors when gold's price is relatively low.

     African and Australian gold producers fared worse than the market as a whole. These companies generally have high production costs, which crimped their profitability with gold trading below $300 an ounce.

     In addition, Australian-area gold companies include those in Papua New Guinea and Indonesia, where labor unrest created an unfavorable environment for these stocks.

[right margin]

"A KEY REASON GOLD LANGUISHED WAS THAT INFLATION REMAINED LARGELY IN CHECK."

GOLD RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
   GOLD BULLION
   SPOT PRICE OF GOLD BULLION           2.75%
   GOLD STOCK INDICES
   FT-SE GOLD MINES INDEX             -13.02%
      Africa                          -21.18%
      Australia                       -25.45%
      North America                    -7.19%

Source: Bloomberg Financial Markets

"WHILE GOLD SUPPLY INCREASED, DEMAND  ROSE MODESTLY."


                                                www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

COMMODITIES

     Commodity price performance was sharply divided in the first half of 2000, as oil prices leapt while most other commodities languished. For the six months, the Goldman Sachs Commodities Index, which is heavily weighted toward energy, rose almost a third. By comparison, the Commodities Research Bureau Commodities Index was up about 10%.

     The disparity in commodity performance is starkly apparent in some of the components of the Goldman index. For example, the Goldman Sachs Energy Index was up almost 60%, while the Goldman Metals Index fell 4%.

     Key to the increase in prices for oil and energy-related products were production cuts by OPEC. While OPEC was cutting back on its output, inventories ran low because of strong demand for petroleum-based products. Less supply and higher demand sent oil prices surging.

     Basic materials--such as paper, forest products, and nonferrous metals--faced a more difficult environment. Prices for many of these commodities came under pressure because of concerns that higher interest rates could mean slower economic growth going forward.

     Base metals in particular performed surprisingly poorly despite tight supply. A big reason for the disconnect between supply and prices is that metal consumers are keeping smaller inventories. Without inventory building, demand for base metals suffered.

NATURAL RESOURCES STOCKS

     As with the commodities themselves, performance for natural resources-related stocks was mixed. Energy shares were helped to positive returns by the big jump in oil prices, while basic materials shares lagged badly (see the graph at left).

     Within the energy sector, the small oil service and exploration companies generally performed best. They did better than the big international integrated oil companies because the smaller companies are a purer play on changes in oil prices. The big integrated companies are much more diverse, with refining and chemical sides to their businesses.

     Natural gas stocks also posted solid gains. Strong global demand and high energy prices fueled growth in the sector. In addition, these shares reaped the rewards from investors' shift from growth to more traditional value stocks in March and April.

     Basic materials companies--such as papers, metals, and mining companies--hit a rough patch in the first half of 2000 because investors were worried that coordinated interest rate increases by world central banks would put the brakes on global growth. The success of these companies is tied to industrial production and commodity demand, so slower growth threatens their profits.

     By region, shares of U.S. natural resources-related companies were among the weakest performers globally, while European and Japanese companies held up better.

[left margin]

"ENERGY SHARES WERE HELPED TO POSITIVE RETURNS BY THE BIG JUMP IN OIL PRICES, WHILE BASIC MATERIALS SHARES LAGGED BADLY."

[line graph - data below]

ENERGY & BASIC MATERIALS STOCKS
(PERFORMANCE OF $1.00 FOR THE SIX MONTHS ENDED 6/30/00)

DATE           Basic Materials       Energy
12/31/99            $1.00            $1.00
01/07/00            $1.02            $1.02
01/14/00            $1.00            $1.00
01/21/00            $0.97            $0.10
01/28/00            $0.94            $0.95
02/04/00            $0.93            $0.93
02/11/00            $0.90            $0.92
02/18/00            $0.88            $0.93
02/25/00            $0.83            $0.89
03/03/00            $0.82            $0.94
03/10/00            $0.83            $0.98
03/17/00            $0.85            $0.98
03/24/00            $0.86            $0.99
03/31/00            $0.87            $1.03
04/07/00            $0.87            $1.01
04/14/00            $0.85            $1.00
04/21/00            $0.82            $0.98
04/28/00            $0.82            $0.99
05/05/00            $0.80            $1.01
05/12/00            $0.81            $1.06
05/19/00            $0.81            $1.06
05/26/00            $0.77            $1.04
06/02/00            $0.78            $1.06
06/09/00            $0.78            $1.06
06/16/00            $0.78            $1.09
06/23/00            $0.75            $1.08
06/30/00            $0.76            $1.06

Source: FactSet


4      1-800-345-2021


Global Gold--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                     INVESTOR CLASS (INCEPTION 8/17/88)                            ADVISOR CLASS  (INCEPTION 5/6/98)
              GLOBAL     FUND      MSCI WORLD         GOLD-ORIENTED FUNDS(2)       GLOBAL      FUND     MSCI WORLD
               GOLD    BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING    GOLD     BENCHMARK  STOCK INDEX
========================================================================================================================
6 MONTHS(1)   -15.20%   -16.25%       -2.56%        -14.65%             --         -15.51%    -16.25%      -2.56%
1 YEAR        -10.91%   -11.57%       12.19%         -8.44%        24 OUT OF 34    -11.34%    -11.57%      12.19%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS       -18.78%   -16.50%       14.95%        -17.75%        19 OUT OF 27      --         --           --
5 YEARS       -16.40%   -16.24%       17.07%        -13.48%        20 OUT OF 24      --         --           --
10 YEARS       -6.31%    -6.01%       12.00%         -5.72%        12 OUT OF 18      --         --           --
LIFE OF FUND   -5.41%   -4.69%(3)    12.16%(3)       -5.16%        10 OUT OF 17    -19.87%   -19.73%(4)   13.33%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 8/31/88, the date nearest the class's inception for which data are available.

(4) Since 4/30/98, the date nearest the class's inception for which data are available.

See pages 26-28 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

PERFORMANCE OF $10,000 OVER 10 YEARS Value on 6/30/00 MSCI World Stock Index $31,049 Fund Benchmark $5,459 Global Gold $5,211

                                   MSCI World
                 Global Gold        Stock Index       Fund Benchmark
DATE                VALUE              VALUE              VALUE
6/30/90            $10,000            $10,000            $10,000
6/30/91             $9,034             $9,510             $9,102
6/30/92             $8,261             $9,911             $8,409
6/30/93            $12,592            $11,571            $12,954
6/30/94            $12,021            $12,756            $12,392
6/30/95            $12,762            $14,117            $13,051
6/30/96            $13,263            $16,721            $13,446
6/30/97             $9,727            $20,444             $9,287
6/30/98             $6,642            $23,926             $6,641
6/30/99             $5,849            $27,675             $6,173
6/30/00             $5,211            $31,049             $5,459

$10,000 investment made 6/30/90

The graph at left shows the performance of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The MSCI World Stock Index (defined on page 27) and the fund benchmark are provided for comparison. Global Gold's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

                Global Gold             Fund Benchmark
DATE               RETURN                  RETURN
6/30/91            -9.66%                  -8.98%
6/30/92            -8.56%                  -7.61%
6/30/93            52.43%                  54.04%
6/30/94            -4.53%                  -4.34%
6/30/95             6.16%                   5.32%
6/30/96             3.93%                   3.03%
6/30/97           -26.66%                 -30.93%
6/30/98           -31.72%                 -28.49%
6/30/99           -11.93%                  -7.06%
6/30/00           -10.91%                 -11.57%


                                                www.americancentury.com      5


Global Gold--Q&A
--------------------------------------------------------------------------------
[photo of Bill Martin]

     An interview with Bill Martin, a portfolio manager on the Global Gold fund investment team.

HOW DID GLOBAL GOLD PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2000?

     The portfolio finished lower, tracking the broader gold market. For the first half of the year, Global Gold returned -15.20%, while the 34 gold-oriented funds tracked by Lipper Inc. had an average return of -14.65%.* By comparison, the fund's custom benchmark--which is about two-thirds North American, 20% or so African, and about 10% Australian gold stocks--returned -16.25%. (See the previous page for additional performance comparisons.)

HOW DO YOU EXPLAIN GLOBAL GOLD'S PERFORMANCE RELATIVE TO ITS BENCHMARK AND THE LIPPER GROUP?

     First, let's define some terms. Our benchmark reflects the state of the entire gold market; meanwhile, the Lipper group includes funds that invest two-thirds of their assets or more in gold companies. That means there's a lot of room for the funds in the Lipper group to hold other, non-gold stocks.

     Because we manage Global Gold relative to the benchmark, the portfolio is more of a pure play on the gold market than the funds in its Lipper group. As a result, we often underperform when gold stocks fall, while we tend to do better when gold shares rise.

OKAY, SO GLOBAL GOLD TYPICALLY LAGS THE LIPPER GROUP WHEN GOLD STOCKS DECLINE AND OUTPERFORMS WHEN GOLD SHARES RISE. BUT HOW DID THE FUND MANAGE TO BEAT ITS BENCHMARK?

     We made good decisions on some of our company weightings, and we continued to keep a small portion of assets in near-gold stocks, such as platinum, palladium, and diamond companies. Platinum and palladium stocks outperformed gold shares, so our modest position in these names helped Global Gold beat its benchmark.

     But we should be clear: we're still committed to delivering an investment that moves in line with gold. As a result, we're limiting the near-gold slice of the portfolio to around 5% of assets and holding only stocks that have a very high correlation to gold shares.

WHAT'S THE ADVANTAGE OF HOLDING A SMALL NUMBER OF NEAR-GOLD STOCKS?

     We're holding these stocks because they're more liquid than gold company shares. That means they're easier to buy and sell, so holding a modest position in these names helps us save on transaction costs. We think that allows us to manage cash flows without racking up big trading costs while still providing our shareholders a nearly pure play on gold.

YOU ALSO MENTIONED THAT SOME INDIVIDUAL GOLD NAMES HELPED THE FUND BEAT ITS BENCHMARK. CAN YOU GIVE AN EXAMPLE?

     We were overweight Barrick Gold relative to the benchmark, which helped our performance because the stock had a positive return for the six months. Barrick

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"GLOBAL GOLD IS MORE OF A PURE PLAY ON THE GOLD MARKET THAN THE FUNDS IN ITS LIPPER GROUP."

PORTFOLIO AT A GLANCE
                          6/30/00      12/31/99
NO. OF COMPANIES            58            63
PORTFOLIO TURNOVER         8%(1)        53%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)       0.67%(3)        0.68%

(1)  Six months ended 6/30/00.

(2)  Year ended 12/31/99.

(3)  Annualized.

Investment terms are defined in the Glossary on pages 28-29.


6      1-800-345-2021


Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

performed relatively poorly last year, falling more than 25% in the last few months of 1999. Because it fell so far so fast, investors now seem to view the stock as a better value.

     Barrick is particularly attractive because it has the lowest production costs in the industry to go along with sophisticated hedging strategies. In addition, the stock benefited from positive developments at new mines in Africa and South America.

BUT MOST GOLD STOCKS FELL. HOW ABOUT AN EXAMPLE OF A GOLD STOCK THAT DECLINED?

     Newmont Mining, our second-largest holding, is a good example of a stock that fell but still held up better than the market as a whole. We like Newmont because it's another of those large, low-cost, North American producers. But unlike Barrick, Newmont hedges little of its gold production. Newmont also had difficulty at its mine in Indonesia, where labor unrest and political problems have plagued operations.

     To its credit, Newmont tried to add value for shareholders by acquiring gold producer Battle Mountain. The hope is that the deal will add to Newmont's bottom line by promoting efficiencies and boosting its gold output.

WEREN'T THERE SEVERAL HIGH-PROFILE MERGERS IN THE SECTOR IN RECENT MONTHS?

     Yes, gold's low price is forcing consolidation on the entire industry. Canadian concern Franco Nevada Mining committed to buy South African company Gold Fields Ltd. The union would create one of the top gold producers in the world. In addition, Anglogold acquired Australian company Acacia, while Normandy Mining bought a controlling interest in TVX Gold.

     These moves failed to boost the sector, however. Analysts question the Franco-Gold Fields combination because they don't see obvious synergies or cost savings from the deal. Instead, they view it largely as a diversification play. What's more, there's worry that the current round of merger mania might signal dramatically lower production costs for the industry as a whole.

LOWER PRODUCTION COSTS SOUND LIKE A GOOD THING. HOW CAN THAT BE VIEWED AS A NEGATIVE FOR GOLD?

     The downside risk is that lower production costs ultimately put pressure on the price of gold itself. Here's how it works: individual companies benefit when they lower their production costs faster than the rest of the industry. Lower costs allow them to book more profits on the sale of gold. But that encourages them to boost production or borrow gold from dealers and sell it forward. That argues for more supply and lower prices.

     And remember, we're talking about an entire industry consolidating to cut costs. The decline in production costs in recent years largely explains why gold supply has increased even as the metal's price declined.

HOW COULD ALL THESE MERGERS BENEFIT THE GOLD MARKET?

     The upside to more efficient gold companies operating at lower production costs would be that high-cost producers will eventually shut down their most expensive mines or face going out of business entirely. Ultimately, that could mean less supply of gold, which would lead you to expect higher prices at some point.

[right margin]

"GOLD'S LOW PRICE IS FORCING CONSOLIDATION ON THE ENTIRE INDUSTRY."

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                            AS OF         AS OF
                           6/30/00       12/31/99
BARRICK GOLD CORP.
     ADR                    11.0%          9.2%
NEWMONT MINING
     CORP.                   7.9%          8.6%
PLACER DOME INC. ADR         7.5%          7.0%
ANGLOGOLD LIMITED            5.9%          6.2%
GOLD FIELDS LIMITED          5.2%          6.2%
NEWCREST MINING
     LIMITED                 5.1%          4.2%
FRANCO NEVADA
     MINING CORP. LTD.       4.7%          6.6%
NORMANDY MINING
     LIMITED                 4.6%          4.7%
GOLDCORP, INC. CL A          4.6%          2.5%
HARMONY GOLD MINING
     CO. LIMITED             4.1%          3.3%


                                                www.americancentury.com      7


Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Another potential positive for gold is that companies have cut their exploration budgets significantly in recent years. That means they're not putting much effort into replacing all the gold they're pulling out of the ground. Here again, that would seem to argue for less supply and a better pricing situation down the line.

WHAT'S YOUR OUTLOOK FOR GOLD BULLION?

     After mine supply, probably the biggest factor for gold is how global economic growth relates to demand. The global economy continues to improve, which should boost demand for gold. In addition, gold fabrication demand often gets a boost in the third quarter prior to the holiday season.

     We also think the market's largely over the shock of world central bank gold sales. But despite some of these positives, it's hard to see gold breaking out of its current range--between $260 and $300 an ounce--anytime soon.

WHAT'S YOUR OUTLOOK FOR GOLD SHARES AND THE FUND?

     We're surprisingly positive on gold shares going forward for a couple reasons. First, we think it's increasingly likely that the Federal Reserve is done raising interest rates. Higher rates were one factor keeping inflation--and gold's price--in check the last year or so. Second, from a risk-return standpoint, gold shares look like they have much more upside than downside with gold at current prices. If we're right that gold shares are near a bottom, they could perform well if gold's price improves.

     In terms of the fund, we plan to try to position the portfolio to benefit from any bounce in the price of gold.

[left margin]

"IF WE'RE RIGHT THAT GOLD SHARES ARE NEAR A BOTTOM, THEY COULD PERFORM WELL IF GOLD'S PRICE IMPROVES."

[pie charts - data below]

GEOGRAPHIC COMPOSITION
                    AS OF JUNE 30, 2000
CANADA                       44%
SOUTH AFRICA                 23%
AUSTRALIA                    23%
UNITED STATES                10%

                  AS OF DECEMBER 31, 1999
CANADA                       40%
SOUTH AFRICA                 25%
AUSTRALIA                    18%
UNITED STATES                14%
OTHER                         3%

Investment terms are defined in the Glossary on pages 28-29.


8      1-800-345-2021


Global Gold--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.1%
AUSTRALIA -- 22.8%
                  600,000  Aurora Gold Limited(1)                  $     50,253
                2,716,569  Delta Gold NL                              2,016,858
                1,898,275  Goldfields Limited                         1,558,102
                  399,500  Homestake Mining Co.                       2,629,010
                  717,576  Homestake Mining Co. New
                              York Shares                             4,933,335
               15,525,173  Lihir Gold Limited(1)                      6,130,037
                3,151,062  Newcrest Mining Limited(1)                 8,483,053
               14,445,996  Normandy Mining Limited                    7,778,085
                   93,465  Normandy Mt Leyshon Limited                   92,260
                   47,506  Normandy NFM Limited(1)                      104,019
                  375,000  Ranger Minerals NL(1)                        448,687
                1,000,000  Resolute Limited(1)                           80,764
                1,220,826  Sons of Gwalia Limited                     3,841,964
                                                                   ------------
                                                                      38,146,427
                                                                   ------------
CANADA -- 44.2%
                  108,800  Agnico-Eagle Mines Ltd.                      683,306
                  634,200  Agnico-Eagle Mines Ltd. ADR                4,082,662
                  100,000  America Mineral Fields Inc.(1)                41,869
                  329,500  Banro Resource Corporation(1)                 89,006
                1,010,066  Barrick Gold Corp. ADR                    18,370,575
                1,603,500  Battle Mountain Gold Co.(1)                3,507,656
                  692,700  Bema Gold Corp.(1)                           364,874
                  150,000  Bolivar Goldfields Ltd.(1)                    75,972
                  239,400  Breakwater Resources, Ltd.(1)                459,141
                  691,300  Cambior, Inc.(1)                             326,876
                   24,600  Dia Met Minerals Ltd. Cl B(1)                332,253
                  608,200  Echo Bay Mines Ltd. ADR(1)                   608,200
                   50,000  European Goldfields Limited(1)                33,766
                  105,000  Francisco Gold Corp.(1)                      432,536
                  678,240  Franco Nevada Mining Corp. Ltd.            7,832,252
                  999,100  Gabriel Resources Ltd. (Acquired
                              2/25/00-6/28/00, Cost
                              $1,782,029)(1)(2)                       1,889,168
                  793,800  Glamis Gold Ltd.(1)                        1,500,973
                1,065,000  Goldcorp, Inc. Cl A(1)                     7,623,583
                  100,000  Golden Star Resources Ltd. ADR(1)             93,750
                  550,000  IAMGOLD, International African
                              Mining Gold Corp.(1)                    1,132,834
                  600,000  itemus inc.(1)                               628,039
                  175,000  Ivanhoe Mines Ltd.(1)                        141,815
                2,711,600  Kinross Gold Corp.(1)                      2,416,964
                  371,380  Kinross Gold Corp. ADR(1)                    348,169
                  117,500  Manhattan Minerals Corp.(1)                  253,917
                1,006,500  Meridian Gold Inc.(1)                      6,142,178
                  566,300  Miramar Mining(1)                            401,530
                   95,000  Pangea Goldfields Inc.(1)                    439,458
                1,315,995  Placer Dome Inc. ADR                      12,584,202
                  170,000  Rio Narcea Gold Mines, Ltd.(1)               142,355
                  793,713  Romarco Minerals, Inc.(1)                    268,001

Shares                                                                Value
--------------------------------------------------------------------------------

                1,165,000  TVX Gold, Inc.(1)                       $    676,758
                  100,000  Viceroy Resource Corp.(1)                     32,415
                                                                   ------------
                                                                      73,957,053
                                                                   ------------
GHANA -- 0.7%
                  637,499  Ashanti Goldfields Company Ltd.
                              GDR(1)                                  1,115,623
                                                                   ------------
SOUTH AFRICA -- 22.5%
                      55,100 Anglo American Platinum Corp.
                              Limited                                 1,587,985
                  243,601  Anglogold Limited                          9,952,430
                  176,604  Anglogold Limited ADR                      3,631,420
                2,042,892  Avgold Ltd.(1)                             1,084,721
                   48,300  De Beers                                   1,175,443
                  200,000  Durban Roodepoort Deep
                              Limited(1)                                206,490
                2,231,434  Gold Fields Limited                        8,754,594
                1,250,922  Harmony Gold Mining Co. Limited            6,918,816
                   35,900  Impala Platinum Holdings Limited           1,335,395
                1,438,900  JCI Gold Limited(1)                          933,799
                  902,600  Western Areas Limited(1)                   2,096,748
                                                                   ------------
                                                                      37,677,841
                                                                   ------------
UNITED STATES -- 8.9%
                   26,500  Apex Silver Mines Limited(1)                 263,344
                  418,100  Crown Resources, Inc.(1)                     274,378
                  613,675  Newmont Mining Corp.                      13,270,722
                   40,000  Stillwater Mining Co.(1)                   1,115,000
                                                                   ------------
                                                                      14,923,444
                                                                   ------------
TOTAL COMMON STOCKS                                                 165,820,388
                                                                   ------------
   (Cost $230,936,500)

TEMPORARY CASH INVESTMENTS -- 0.9%
    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations), in
       a joint trading account at 6.40%, dated
       6/30/00, due 7/3/00 (Delivery value
       $1,500,800)                                                    1,500,000
                                                                   ------------
   (Cost $1,500,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $167,320,388
                                                                   ============
   (Cost $232,436,500)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act, or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 2000, was $1,889,168 which respresented 1.1% of net assets.


See Notes to Financial Statements               www.americancentury.com      9


Global Natural Resources--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                      INVESTOR CLASS (INCEPTION 9/15/94) ADVISOR CLASS (INCEPTION 4/26/99)

             GLOBAL                                                                  GLOBAL
             NATURAL      FUND       DJ WORLD       NATURAL RESOURCES FUNDS(2)       NATURAL      FUND       DJ WORLD
            RESOURCES   BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING   RESOURCES   BENCHMARK   STOCK INDEX
6 MONTHS(1)   0.47%      -2.23%       -3.69%         13.34%              --           0.33%      -2.23%        -3.69%
1 YEAR        7.86%       3.32%       11.25%         15.27%         39 OUT OF 59      7.58%       3.32%        11.25%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS       4.06%       4.78%       14.12%          2.34%         22 OUT OF 43       --          --           --
5 YEARS       8.55%       9.86%       16.48%          9.37%         20 OUT OF 31       --          --           --
LIFE OF FUND  7.94%      9.28%(3)    15.50%(3)        9.08%         19 OUT OF 26      9.94%      1.84%(4)     10.90%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 9/30/94, the date nearest the class's inception for which data are available.

(4) Since 4/30/99, the date nearest the class's inception for which data are available.

See pages 26-28 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 6/30/00 DJ World Stock Index $22,898* Fund Benchmark $16,675* Global Natural Resources $15,559

               Global Natural                           DJ World
                  Resources       Fund Benchmark       Stock Index
DATE                VALUE              VALUE              VALUE
9/15/1994          $10,000            $10,000            $10,000
12/31/94            $9,652             $9,711             $9,863
3/31/95            $10,083            $10,157            $10,194
6/30/95            $10,324            $10,409            $10,679
9/30/95            $10,578            $10,673            $11,241
12/31/95           $11,043            $11,173            $11,774
3/31/96            $11,705            $11,818            $12,249
6/30/96            $11,829            $12,086            $12,647
9/30/96            $11,944            $12,283            $12,828
12/31/96           $12,748            $12,956            $13,350
3/31/97            $12,770            $13,200            $13,380
6/30/97            $13,808            $14,480            $15,408
9/30/97            $14,803            $15,308            $15,893
12/31/97           $13,067            $13,560            $15,319
3/31/98            $13,773            $14,614            $17,439
6/30/98            $13,224            $14,136            $17,648
9/30/98            $12,155            $12,944            $15,483
12/31/98           $12,242            $13,174            $18,738
3/31/99            $12,879            $14,157            $19,403
6/30/99            $14,425            $16,121            $20,582
9/30/99            $14,868            $16,559            $20,281
12/31/99           $15,485            $17,035            $23,775
3/31/00            $15,423            $16,620            $23,940
6/30/00            $15,559            $16,675            $22,898

$10,000 investment made 9/15/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Dow Jones World Stock Index (defined on page 27) and fund benchmark are provided for comparison. Global Natural Resources' returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

            Global Natural Resources   Fund Benchmark
DATE               RETURN                  RETURN
6/30/95*            4.71%                   4.09%
6/30/96            14.57%                  16.12%
6/30/97            16.73%                  19.81%
6/30/98            -4.23%                  -2.38%
6/30/99             9.08%                  14.04%
6/30/00             7.86%                   3.32%

* From 9/30/94 (the date nearest the class's inception for which index data are available).


10      1-800-345-2021


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
[photo of Joe Sterling]

     An interview with Joe Sterling, a portfolio manager on the Global Natural Resources fund investment team.

HOW DID GLOBAL NATURAL RESOURCES PERFORM DURING THE FIRST HALF OF 2000?

     The fund's return was basically flat, reflecting the schizophrenic performance of natural resources-related stocks generally. Returns for energy stocks were positive but widely divergent, while basic materials stocks performed very poorly (see page 4).

     On a positive note, Global Natural Resources' 0.47% return beat the -2.23% return of its custom benchmark.* In addition, the fund outperformed the S&P 500 stock index, which returned -0.42%. That's important because the portfolio is intended to help investors diversify a portfolio of domestic equities. However, the fund lagged the 13.34% average return of the 59 natural resource funds tracked by Lipper (see the previous page for additional performance comparisons).

WHY DID GLOBAL NATURAL RESOURCES BEAT ITS BENCHMARK BUT TRAIL THE LIPPER GROUP?

     We manage Global Natural Resources against a custom benchmark that's based on the companies in the Basic Materials and Energy sectors of the Dow Jones World Stock Index. So the key to understanding the fund's relative performance is sector weightings.

     Global Natural Resources outpaced its benchmark because we were slightly overweight in energy stocks and underweight basic materials shares. But when comparing the fund with the Lipper group, keep in mind that we try to deliver returns representative of the entire market for natural resources-related stocks. That can limit our return relative to the Lipper group when a small segment of the market--such as oil service and exploration stocks--post exceptional returns for a short period.

HOW DID YOU STRUCTURE THE FUND'S  ENERGY HOLDINGS?

     We were neutral to slightly underweight the big, integrated international oil companies. But because they make up such a large piece of our benchmark, these companies account for seven of our top 10 holdings (see the table on page
12).

     Returns for the international integrated companies were less than stellar. For the six months, Standard & Poor's international integrated oil company index--which includes Chevron, Exxon Mobil, Royal Dutch Petroleum, and Texaco--had a total return of about 2%. With oil prices so high, these companies produced excellent earnings, but many investors were reluctant to buy these shares because they felt oil prices had peaked and were likely to fall going forward.

     Instead, we were overweight the smaller oil service and exploration companies, which did very well because they're more sensitive to changes in the price of oil. For the six months, oil service shares jumped more than 33%.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

[pie charts - data below]

INDUSTRY WEIGHTINGS
                            AS OF JUNE 30, 2000
ENERGY                              71%
BASIC MATERIALS                     29%

                          AS OF DECEMBER 31, 1999
ENERGY                              61%
BASIC MATERIALS                     36%
TEMPORARY CASH INVESTMENTS           3%

PORTFOLIO AT A GLANCE
                            6/30/00      12/31/99
NO. OF COMPANIES              82            79
PORTFOLIO TURNOVER          40%(1)        87%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.67%(3)        0.68%

(1)  Six months ended 6/30/00.

(2)  Year ended 12/31/99.

(3)  Annualized.

Investment terms are defined in the Glossary on pages 28-29.


                                                www.americancentury.com      11


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU GIVE AN EXAMPLE OF SOME OF THESE OIL SERVICE AND OTHER ENERGY STOCKS THAT CONTRIBUTED SIGNIFICANTLY TO PERFORMANCE?

     A great example of an oil service company we like is Schlumberger. It provides tools, testing and monitoring equipment, and other services to companies in the oil, gas, and utility sectors. Its stock soared more than 70% during the first half of the year.

     Another of our top-10 holdings that performed very well is El Paso Energy. Its proposed merger with Coastal Corporation would result in one of the largest natural gas distributors and suppliers in the U.S. News of the impending merger drove share prices for both companies higher.

ON THE OTHER HAND, BASIC MATERIALS SHARES PERFORMED POORLY. WHICH STOCKS IN PARTICULAR DETRACTED FROM FUND PERFORMANCE?

     Within the basic materials group, we were slightly overweight paper stocks. Our bet on paper and forest products detracted from performance--papers were down more than 20% for the six months. International Paper--a bellwether paper stock--saw its share price hit a five-year low during the second quarter. Weyerhaeuser was another paper and forest products company that appeared on our list of worst performers.

WERE THERE ANY PLAYS YOU MADE WITHIN BASIC MATERIALS THAT ENHANCED FUND PERFORMANCE?

     There were few winners among basic materials shares on an absolute return basis; however, we helped performance relative to the index by being underweight steel companies. Steel prices actually held up relatively well, but the shares suffered from the same factors that hurt other basic materials stocks.

     Investors simply took a wait-and-see approach toward many of these stocks because of interest rate increases by world central banks. The worry was that attempts by central banks to pre-empt inflation might forestall economic growth and pull the rug out from under these shares. Examples of some of the steel producers in the portfolio are Thyssen Krupp in Germany and Nippon Steel in Japan.

YOU OFTEN SAY GLOBAL GROWTH IS KEY TO THE FUND'S SUCCESS. WHAT'S YOUR OUTLOOK FOR THE GLOBAL ECONOMY IN THE SECOND HALF OF THE YEAR?

     We think the global economy is set to chug along quite nicely through the end of the year. Indeed, J.P. Morgan analysts estimate that the first quarter saw the fastest rate of global growth in more than a dozen years. As a result, they've ramped up their growth projections for the rest of 2000 (see the chart on the following page).

     That rapid growth led the Federal Reserve to raise interest rates in the U.S. Higher rates mean the U.S. economy may slow somewhat, but a recession seems unlikely. While the U.S. will likely slow, the global economy is generally more healthy than it's been in several years. Continued expansion in Europe and firmer Asian economies bode well for global activity.

WHAT'S THAT OUTLOOK IMPLY FOR  COMMODITY PRICES?

     We think continued healthy economic growth and tight inventories for many commodities make for a generally positive backdrop for prices. Of course, the risk to this view would be if the Fed brings the U.S. economy to a screeching halt. But in the absence of a recession, inventories of raw materials should be further depleted to fuel global growth.

[left margin]

"THE FUND BEAT ITS BENCHMARK BECAUSE WE WERE SLIGHTLY OVERWEIGHT IN ENERGY STOCKS AND UNDERWEIGHT BASIC MATERIALS SHARES."

TOP TEN HOLDINGS
                          % OF FUND INVESTMENTS
                           AS OF         AS OF
                          6/30/00       12/31/99
BP AMOCO PLC               6.4%           5.0%
TOTAL SA CL B              5.4%           3.5%
EXXON MOBIL CORP.          5.1%           6.9%
CHEVRON CORP.              4.4%           3.7%
ENI S.P.A.                 3.9%           3.1%
SCHLUMBERGER LTD.          3.6%           2.1%
ROYAL DUTCH
     PETROLEUM CO.         3.3%           3.0%
TEXACO INC.                3.0%           2.0%
EL PASO ENERGY
     CORPORATION           2.9%           0.9%
SHELL TRANSPORT &
     TRADING CO. PLC       2.3%           2.3%


12      1-800-345-2021


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     One exception to this outlook is oil. OPEC members are talking about increasing production to bring oil's price back down to around $25 a barrel. This would help curb inflation and promote sustainable economic growth.

WHAT'S YOUR OUTLOOK FOR GLOBAL NATURAL RESOURCES-RELATED STOCKS?

     If we're right about the economic scenario, natural resources-related stocks could perform well. Many stocks, most notably those in the non-ferrous metals sector, have already seen their prices discounted for a recession in the U.S., if not globally. If a recession fails to materialize, these stocks should respond favorably. In addition, better commodity prices would also likely lead to a reassessment of natural resources-related companies, which could likely benefit their share prices.

     And despite our forecast for slightly lower oil prices, we think the outlook for oil companies is positive. The performance of the big integrated stars has been lackluster because investors saw the elevated price of oil as unsustainable. A more stable--but still high--price for oil could ultimately boost oil company stocks.

HOW DO YOU PLAN TO POSITION GLOBAL NATURAL RESOURCES GOING FORWARD?

     We'll probably continue to favor the energy sector while modestly underweighting basic materials shares relative to our benchmark, whose neutral weighting is about 65% energy and 35% basic materials. Within energy, we currently plan to emphasize oil service companies as the second half of the year progresses. That's because we think the small- to mid-sized service stocks still have a good upside given likely increases in capital expenditures by the major oil companies.

[bar graph - data below]

ECONOMIC GROWTH FORECASTS

                       Old 2000        New 2000          2001
                       Forecast        Forecast        Forecast
USA                      3.0%            4.9%            3.0%
Japan                    1.0%            1.9%            2.8%
Euro Area                2.8%            3.7%            3.9%
Emerging Economies       4.6%            5.8%            5.2%
Global                   2.9%            4.1%            3.6%

Source: J.P. Morgan

[right margin]

[pie charts - data below]

GEOGRAPHIC COMPOSITION
                             AS OF JUNE 30, 2000

UNITED STATES                        42%
EUROPE                               35%
AMERICAS (EXCLUDING U.S.)            11%
ASIA/PACIFIC                         10%
SOUTH AFRICA                          2%

                           AS OF DECEMBER 31, 1999
UNITED STATES                        42%
EUROPE                               34%
AMERICAS (EXCLUDING U.S.)            11%
ASIA/PACIFIC                          9%
SOUTH AFRICA                          4%

Investment terms are defined in the Glossary on pages 28-29.


                                                www.americancentury.com      13


Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.6%

AUSTRALIA -- 2.7%
Basic Materials
                  300,000  M.I.M. Holdings Limited                  $   161,528
                  115,000  WMC Limited                                  514,133
Energy
                  205,000  Oil Search Limited(1)                        224,433
                   63,000  Woodside Petroleum Limited                   489,967
                                                                    -----------
                                                                       1,390,061
                                                                    -----------
BRAZIL -- 0.5%
Basic Materials
                   15,000  Aracruz Celulose S.A. ADR                    289,687
                                                                    -----------
CANADA -- 9.4%
Basic Materials
                   38,770  Abitibi-Consolidated Inc.                    360,000
                   31,500  Barrick Gold Corp. ADR                       572,906
                   20,000  Franco Nevada Mining Corp. Ltd.              230,956
                   20,000  Inco Ltd. ADR(1)                             307,500
                   40,000  Meridian Gold Inc.(1)                        243,112
                   45,000  Rio Algom Ltd.                               525,729
                   40,000  Tembec Inc.(1)                               390,330
Energy
                   25,000  Anderson Exploration Ltd.(1)                 454,146
                   40,000  Petro-Canada                                 746,893
                    3,500  Suncor Energy, Inc.                           81,594
                   32,000  Suncor Energy, Inc. ADR                      739,060
                    8,000  Talisman Energy, Inc.(1)                     264,992
                                                                    -----------
                                                                       4,917,218
                                                                    -----------
FINLAND -- 1.0%
Basic Materials
                   15,914  Stora Enso Oyj                               145,254
                   15,000  UPM-Kymmene Oyj                              372,742
                                                                    -----------
                                                                         517,996
                                                                    -----------
FRANCE -- 5.9%
Energy
                    2,000  Coflexip SA                                  242,760
                   18,500  Total SA Cl B                              2,839,629
                                                                    -----------
                                                                       3,082,389
                                                                    -----------
GERMANY -- 0.8%
Basic Materials
                   25,000  ThyssenKrupp AG                              407,388
                                                                    -----------
HONG KONG -- 0.5%
Basic Materials
                3,000,000  Jiangxi Copper Company Ltd.
                              Cl H(1)                                   257,838
                                                                    -----------

Shares                                                                Value
--------------------------------------------------------------------------------
ITALY -- 4.5%
Energy
                  350,000  ENI S.p.A.                               $ 2,023,801
                   60,000  Saipem S.p.A.                                355,539
                                                                    -----------
                                                                       2,379,340
                                                                    -----------
JAPAN -- 5.6%
Basic Materials
                  120,000  Mitsubishi Materials Corp.                   490,419
                   60,000  Nippon Paper Industries Co.                  409,059
                  370,000  Nippon Steel Corporation                     776,967
                   60,000  Oji Paper Co. Ltd.                           412,449
                  110,000  Sumitomo Metal Industries(1)                  75,616
Energy
                   96,000  General Sekiyu K.K.                          203,399
                   95,000  Nippon Oil Company                           434,766
                   30,000  Showa Shell Sekiyu                           148,030
                                                                    -----------
                                                                       2,950,705
                                                                    -----------
MEXICO -- 0.8%
Basic Materials
                   30,000  Tubos de Acero de Mexico,
                              SA ADR                                    416,250
                                                                    -----------
NETHERLANDS -- 3.8%
Basic Materials
                   25,000  Ispat International NV New
                              York Shares                               237,500
Energy
                   28,000  Royal Dutch Petroleum Co.                  1,742,141
                                                                    -----------
                                                                       1,979,641
                                                                    -----------
NORWAY -- 1.1%
Energy
                   18,000  Petroleum Geo-Services(1)                    307,637
                   15,000  Smedvig ASA Cl A                             271,238
                                                                    -----------
                                                                         578,875
                                                                    -----------
PORTUGAL -- 0.3%
Basic Materials
                   30,000  Portucel Industrial-Empresa
                              Produtora de Celulose, SA                 182,070
                                                                    -----------
SOUTH AFRICA -- 2.4%
Basic Materials
                      19,000 Anglo American Platinum Corp.
                              Limited                                   547,581
                    6,000  Anglogold Limited                            245,133
                   19,000  De Beers                                     462,389
                                                                    -----------
                                                                       1,255,103
                                                                    -----------
SOUTH KOREA -- 0.5%
Basic Materials
                   11,000  Pohang Iron & Steel Co., Ltd. ADR            264,000
                                                                    -----------


14      1-800-345-2021                         See Notes to Financial Statements


Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
SPAIN -- 2.7%
Basic Materials
                    7,000  Acerinox, S.A.                           $   202,715
                   21,270  Asturiana de Zinc, SA(1)                     203,288
Energy
                   50,000  Respol SA                                    996,369
                                                                    -----------
                                                                       1,402,372
                                                                    -----------
SWEDEN -- 1.4%
Basic Materials
                   25,000  Assidoman                                    356,950
                   20,000  Svenska Cellulosa AB Cl B                    381,126
                                                                    -----------
                                                                         738,076
                                                                    -----------
THAILAND -- 0.3%
Energy
                      35,000 PTT Exploration and Production
                              Public Company Ltd.                       169,686
                                                                    -----------
UNITED KINGDOM -- 13.6%
Basic Materials
                  125,000  Billiton Plc                                 509,873
                  130,000  Corus Group plc(1)                           190,226
                   50,416  Rio Tinto plc                                825,642
Energy
                  160,066  BG plc                                     1,036,398
                  347,706  BP Amoco Plc                               3,342,727
                  145,000  Shell Transport & Trading Co. PLC          1,212,587
                                                                    -----------
                                                                       7,117,453
                                                                    -----------
UNITED STATES -- 41.8%
Basic Materials
                   33,400  Alcoa Inc.                                   968,600
                    8,500  Bowater Inc.                                 375,062
                      15,800 Georgia-Pacific Corp. (Timber
                              Group)                                    341,675
                    7,000  Georgia-Pacific Group                        183,750
                   17,829  International Paper Co.                      531,527
                    9,000  Newmont Mining Corp.                         194,625
                   10,000  Nucor Corp.                                  331,875
                    4,000  Phelps Dodge Corp.                           148,750
                    9,300  Weyerhaeuser Co.                             399,900

Shares                                                                Value
--------------------------------------------------------------------------------
Energy
                   17,000  Anadarko Petroleum Corp.                 $   838,312
                   13,500  Burlington Resources Inc.                    516,375
                   27,500  Chevron Corp.                              2,332,344
                   14,500  Coastal Corp. (The)                          882,688
                   30,000  El Paso Energy Corporation                 1,528,125
                   10,000  Ensco International Inc.                     358,125
                   34,183  Exxon Mobil Corp.                          2,683,366
                   15,000  Forest Oil Corp.(1)                          239,062
                   20,000  Halliburton Co.                              943,750
                   15,200  Noble Affiliates, Inc.                       566,200
                    8,600  Phillips Petroleum Co.                       435,912
                   25,200  Schlumberger Ltd.                          1,880,550
                    5,000  Smith International, Inc.(1)                 364,062
                   30,000  Texaco Inc.                                1,597,500
                   15,000  Tosco Corp.                                  424,688
                   14,717  Transocean Sedco Forex, Inc.                 786,440
                   15,000  Unocal Corp.                                 496,875
                   13,400  Ultramar Diamond Shamrock Corp.              332,488
                   15,000  Valero Energy Corp.                          476,250
                   18,500  Williams Companies, Inc. (The)               771,219
                                                                    -----------
                                                                      21,930,095
                                                                    -----------
TOTAL COMMON STOCKS                                                  52,226,243
                                                                    -----------
   (Cost $44,028,388)

TEMPORARY CASH INVESTMENTS -- 0.4%
    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations), in a
       joint trading account at 6.40%, dated
       6/30/00, due 7/3/00 (Delivery value
       $200,107)                                                        200,000
                                                                    -----------
   (Cost $200,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $52,426,243
                                                                    ===========
   (Cost $44,228,388)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.


See Notes to Financial Statements               www.americancentury.com      15


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                                 GLOBAL NATURAL
JUNE 30, 2000 (UNAUDITED)                        GLOBAL GOLD        RESOURCES

ASSETS
Investment securities, at value
  (identified cost of $232,436,500 and
  $44,228,388, respectively) (Note 3) .......... $167,320,388      $52,426,243
Cash ...........................................    68,492           64,464
Foreign currency holdings, at value
  (identified cost $24,710) ....................    24,710             --
Receivable for investments sold ................   791,723             --
Dividends and interest receivable ..............     282             64,989
                                                 --------------   -------------
                                                 168,205,595       52,555,696
                                                 --------------   -------------

LIABILITIES
Payable for investments purchased ..............    24,711             --
Payable for capital shares redeemed ............   260,209             --
Accrued management fees (Note 2) ...............    91,176           29,375
Distribution fees payable (Note 2) .............      4                10
Service fees payable (Note 2) ..................      4                10
Payable for directors' fees and expenses .......     433               140
Accrued expenses and other liabilities .........    7,408             2,235
                                                 --------------   -------------
                                                   383,945           31,770
                                                 --------------   -------------
Net Assets ..................................... $167,821,650      $52,523,926
                                                 ==============   =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ........ $409,565,539      $42,659,780
Accumulated undistributed net
  investment income (loss) .....................    50,898            (466)
Accumulated undistributed net
  realized gain (loss) on investment
  and foreign currency transactions ............ (176,678,736)      1,666,837
Net unrealized appreciation (depreciation)
  on investments and translation of assets
  and liabilities in foreign
  currencies (Note 3) .......................... (65,116,051)       8,197,775
                                                 --------------   -------------
                                                 $167,821,650      $52,523,926
                                                 ==============   =============

Investor Class, $10.00 Par Value
Net assets ..................................... $167,799,925      $52,479,302
Shares outstanding .............................  37,619,239        4,069,988
Net asset value per share ......................    $4.46            $12.89

Advisor Class, $10.00 Par Value
Net assets .....................................   $21,725           $44,624
Shares outstanding .............................    4,879             3,462
Net asset value per share ......................    $4.45            $12.89


16      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                 GLOBAL      GLOBAL NATURAL
                                                  GOLD          RESOURCES
INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld
  of $55,259 and $52,992, respectively) .....  $1,497,911        $634,180
Interest ....................................    56,891           27,848
                                             --------------   -------------
                                               1,554,802          662,028
                                             --------------   -------------

Expenses (Note 2):
Management fees .............................   581,056           175,003
Distribution fees -- Advisor Class ..........      25               53
Service fees -- Advisor Class ...............      25               53
Directors' fees and expenses ................    2,966             1,352
                                             --------------   -------------
                                                584,072           176,461
                                             --------------   -------------
Net investment income .......................   970,730           485,567
                                             --------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3) Net realized gain (loss) on:
Investments ................................. (12,867,976)       2,011,757
Foreign currency transactions ...............   (58,644)          (1,633)
                                             --------------   -------------
 ............................................ (12,926,620)       2,010,124
                                             --------------   -------------

Change in net unrealized appreciation (depreciation) on:
Investments ................................. (19,359,619)      (2,573,237)
Translation of assets and liabilities
   in foreign currencies ....................     175               137
                                             --------------   -------------
 ............................................ (19,359,444)      (2,573,100)
                                             --------------   -------------

Net realized and unrealized loss on
  investments and foreign currency .......... (32,286,064)       (562,976)
                                             --------------   -------------

Net Decrease in Net Assets
  Resulting from Operations ................. $(31,315,334)      $(77,409)
                                             ==============   =============


See Notes to Financial Statements               www.americancentury.com      17


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1999

                                              GLOBAL GOLD               GLOBAL NATURAL RESOURCES
Increase (Decrease) in Net Assets        2000            1999             2000            1999

OPERATIONS
Net investment income ..............   $970,730       $2,276,097        $485,567        $659,266
Net realized gain (loss) on
  investments and
  foreign currency transactions .... (12,926,620)    (49,644,995)      2,010,124        2,443,985
Change in net unrealized
  appreciation (depreciation)
  on investments and translation
  of assets and liabilities in
  foreign currencies ............... (19,359,444)     39,008,977       (2,573,100)      7,581,166
                                     -------------   -------------   --------------   -------------
Net increase (decrease)
  in net assets
  resulting from operations ........ (31,315,334)     (8,359,921)       (77,409)       10,684,417
                                     -------------   -------------   --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...................   (962,344)      (2,103,052)       (455,057)       (669,251)
  Advisor Class ....................     (96)            (120)            (328)           (139)
From net realized gains on
  investment transactions:
  Investor Class ...................      --              --            (456,636)       (12,408)
  Advisor Class ....................      --              --              (349)            (9)
In excess of net investment income:
  Investor Class ...................      --              --               --           (552,979)
  Advisor Class ....................      --              --               --             (423)
                                     -------------   -------------   --------------   -------------
Decrease in net assets
  from distributions ...............   (962,440)      (2,103,172)       (912,370)      (1,235,209)
                                     -------------   -------------   --------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ...............  (1,711,759)    (16,514,093)       377,819         3,927,898
                                     -------------   -------------   --------------   -------------

Net increase (decrease)
   in net assets ................... (33,989,533)    (26,977,186)       (611,960)      13,377,106

NET ASSETS
Beginning of period ................ 201,811,183     228,788,369       53,135,886      39,758,780
                                     -------------   -------------   --------------   -------------
End of period ...................... $167,821,650    $201,811,183     $52,523,926      $53,135,886
                                     =============   =============   ==============   =============

Accumulated undistributed net
  investment income (loss) .........   $50,898         $42,608           $(466)         $(30,648)
                                     =============   =============   ==============   =============


18      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Global Gold Fund (Global Gold) and Global Natural Resources Fund (Global Natural Resources) (the funds) are two of the six funds issued by the corporation. The funds are non-diversified under the 1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. Global Natural Resources' investment objective is to seek to realize a total return consistent with investment in companies that are engaged in the natural resources industry. The funds invest primarily in equity securities. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Those differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


                                                www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

    At December 31, 1999, Global Gold had accumulated net realized capital loss carryovers for federal income tax purposes of $132,062,715 (expiring 2005 through 2007) which may be used to offset future taxable gains.

    For the two month period ended December 31, 1999, Global Gold and Global Natural Resources incurred net capital and currency losses of $4,834,031 and $30,649, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended June 30, 2000, the effective annual Investor Class management fee was 0.67% for Global Gold and Global Natural Resources.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June 30, 2000, were $50 for Global Gold and $106 for Global Natural Resources.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of securities, excluding short-term investments, for the six months ended June 30, 2000, for Global Gold and Global Natural Resources totaled $13,275,469 and $22,370,778, respectively. Sales of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $20,647,705 and $20,725,651, respectively.

    As of June 30, 2000, accumulated net unrealized appreciation (depreciation) for Global Gold and Global Natural Resources was $(65,116,112) and $7,856,639, respectively, based on the aggregate cost of investments for federal income tax purposes of $232,436,500 and $44,569,604, respectively. Accumulated net unrealized appreciation or depreciation consisted of unrealized appreciation of $13,060,611 and $11,428,696 for Global Gold and Global Natural Resources and unrealized depreciation of $78,176,723 and $3,572,057, respectively.


20      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund. Transactions in shares of the funds were as follows:

                                                   GLOBAL GOLD               GLOBAL NATURAL RESOURCES
                                             SHARES          AMOUNT          SHARES           AMOUNT
INVESTOR CLASS
Designated Shares ........................1,000,000,000                   1,000,000,000
                                          =============                   =============
Six months ended June 30, 2000
Sold ..................................... 6,524,703       $30,847,856     1,734,501       $22,060,429
Issued in reinvestment of distributions ..  203,827          909,260         69,040           861,381
Redeemed ................................. (7,242,690)    (33,472,785)     (1,797,600)     (22,548,455)
                                          -------------   -------------   -------------   ------------
Net increase (decrease) ..................  (514,160)     $(1,715,669)       5,941           $373,355
                                          =============   =============   =============   ============

Year ended December 31, 1999
Sold ..................................... 65,207,249     $355,115,412     7,585,812       $91,638,180
Issued in reinvestment of distributions ..  391,198        1,970,944         92,400          1,167,313
Redeemed .................................(68,903,309)    (373,606,613)    (7,370,149)     (88,918,348)
                                          -------------   -------------   -------------   ------------
Net increase (decrease) .................. (3,304,862)    $(16,520,257)     308,063         $3,887,145
                                          =============   =============   =============   ============
ADVISOR CLASS
Designated Shares ........................ 250,000,000                     250,000,000
                                          =============                   =============
Six months ended June 30, 2000
Sold .....................................   1,104           $4,934           1,140           $14,379
Issued in reinvestment of distributions ..     22              96              54               676
Redeemed .................................    (270)          (1,120)          (828)          (10,591)
                                          -------------   -------------   -------------   ------------
Net increase .............................    856            $3,910           366             $4,464
                                          =============   =============   =============   ============

Year ended December 31, 1999(1)
Sold .....................................   6,590           $36,505         6,731            $87,896
Issued in reinvestment of distributions ..     23             120              52               662
Redeemed .................................   (5,657)        (30,461)         (3,687)         (47,805)
                                          -------------   -------------   -------------   ------------
Net increase .............................    956            $6,164           3,096           $40,753
                                          =============   =============   =============   ============

(1) April 26, 1999 (commencement of sale) through December 31, 1999 for Global Natural Resources.

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months June 30, 2000.


                                                www.americancentury.com      21


Global Gold--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                  Investor Class
                                      2000(1)      1999        1998        1997       1996       1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............  $5.29       $5.52       $6.34      $11.33     $12.37     $11.33
                                    ---------   ----------   ---------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ............. 0.03(2)     0.06(2)     0.05(2)      0.09       0.06       0.02

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...................... (0.83)      (0.24)      (0.82)      (4.79)     (0.40)      1.03
                                    ---------   ----------   ---------   --------   --------   --------
  Total From Investment Operations .. (0.80)      (0.18)      (0.77)      (4.70)     (0.34)      1.05
                                    ---------   ----------   ---------   --------   --------   --------
Distributions
  From Net Investment Income ........ (0.03)      (0.05)      (0.05)      (0.09)     (0.06)     (0.01)
  From Net Realized Gains on
  Investment Transactions ...........   --          --          --        (0.20)     (0.64)       --
                                    ---------   ----------   ---------   --------   --------   --------
  Total Distributions ............... (0.03)      (0.05)      (0.05)      (0.29)     (0.70)     (0.01)
                                    ---------   ----------   ---------   --------   --------   --------
Net Asset Value, End of Period ...... $4.46       $5.29        $5.52       $6.34     $11.33     $12.37
                                    =========   ==========   =========   ========   ========   ========
  Total Return(3) ...................(15.20)%     (3.18)%    (12.18)%    (41.47)%    (2.76)%     9.25%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............0.67%(4)      0.68%       0.69%       0.67%      0.62%      0.61%
Ratio of Net Investment Income
to Average Net Assets ...............1.11%(4)      1.04%       0.75%       0.92%      0.46%      0.17%
Portfolio Turnover Rate .............   8%          53%         68%         28%        45%        28%
Net Assets, End of Period
  (in thousands) ....................$167,800    $201,790    $228,771    $246,015   $432,587   $537,693

(1)  Six months ended June 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


22      1-800-345-2021                         See Notes to Financial Statements


Global Gold--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                  Advisor Class
                                         2000(1)      1999       1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $5.29       $5.52        $7.31
                                       ---------   ----------   --------
Income From Investment Operations
  Net Investment Income(3) ............   0.02        0.03        0.01
  Net Realized and Unrealized Loss
  on Investment Transactions ..........  (0.84)      (0.21)      (1.76)
                                       ---------   ----------   --------
  Total From Investment Operations ....  (0.82)      (0.18)      (1.75)
                                       ---------   ----------   --------
Distributions
  From Net Investment Income ..........  (0.02)      (0.05)      (0.04)
                                       ---------   ----------   --------
Net Asset Value, End of Period ........  $4.45       $5.29        $5.52
                                       =========   ==========   ========
  Total Return(4) ..................... (15.51)%     (3.30)%    (24.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................. 0.92%(5)      0.93%     0.94%(5)
Ratio of Net Investment Income
to Average Net Assets ................. 0.86%(5)      0.79%     0.20%(5)
Portfolio Turnover Rate ...............    8%          53%         68%
Net Assets, End of Period ............. $21,725     $21,280      $16,938

(1)  Six months ended June 30, 2000 (unaudited).

(2)  May 6, 1998 (commencement of sale) through December 31, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements               www.americancentury.com      23


Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                  Investor Class
                                       2000(1)     1999       1998       1997        1996       1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................$13.06     $10.59     $11.48     $11.91      $10.66      $9.61
                                      --------   --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ...............0.12(2)    0.16(2)     0.19       0.22        0.17       0.16
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ........................(0.07)      2.62      (0.90)      0.08        1.46       1.22
                                      --------   --------   --------   ---------   --------   --------
  Total From Investment Operations .... 0.05       2.78      (0.71)      0.30        1.63       1.38
                                      --------   --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ..........(0.11)     (0.17)     (0.18)     (0.23)      (0.17)     (0.16)
  In Excess of Net Investment Income ..  --        --(3)       --         --          --         --
  From Net Realized Gains on
  Investment Transactions .............(0.11)     (0.14)       --       (0.50)      (0.21)     (0.17)
                                      --------   --------   --------   ---------   --------   --------
  Total Distributions .................(0.22)     (0.31)     (0.18)     (0.73)      (0.38)     (0.33)
                                      --------   --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........$12.89     $13.06     $10.59     $11.48      $11.91     $10.66
                                      ========   ========   ========   =========   ========   ========
  Total Return(4) ..................... 0.47%     26.50%     (6.30)%     2.50%      15.45%     14.41%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................0.67%(5)     0.68%      0.69%    0.73%(6)      0.76%      0.76%
Ratio of Net Investment Income
to Average Net Assets ................1.85%(5)     1.34%      1.70%    1.55%(6)      1.78%      2.02%
Portfolio Turnover Rate ..............   40%        87%        76%        41%         53%        39%
Net Assets, End of Period
  (in thousands) .....................$52,479    $53,095     $39,749    $46,556     $66,021    $30,157

(1)  Six months ended June 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) A portion of the management fee was waived during the year ended December 31, 1997. In absence of the fee waiver, the ratio of operating expenses to average net assets would have been 0.77% and the ratio of net investment income to average net assets would have been 1.51%.


24      1-800-345-2021                         See Notes to Financial Statements


Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                       Advisor Class
                                                  2000(1)       1999(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...........  $13.06        $11.99
                                                -----------   ---------
Income From Investment Operations
  Net Investment Income(3) .....................   0.10          0.07
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ............  (0.06)         1.29
                                                -----------   ---------
  Total From Investment Operations .............   0.04          1.36
                                                -----------   ---------
Distributions
  From Net Investment Income ...................  (0.10)        (0.15)
  In Excess of Net Investment Income ...........    --           --(4)
  From Net Realized Gains on
  Investment Transactions ......................  (0.11)        (0.14)
                                                -----------   ---------
  Total Distributions ..........................  (0.21)        (0.29)
                                                -----------   ---------
Net Asset Value, End of Period .................  $12.89        $13.06
                                                ===========   =========
  Total Return(5) ..............................   0.33%        11.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .......................... 0.92%(6)      0.93%(6)
Ratio of Net Investment Income
to Average Net Assets .......................... 1.60%(6)      0.85%(6)
Portfolio Turnover Rate ........................    40%           87%
Net Assets, End of Period ...................... $44,624        $40,442

(1)  Six months ended June 30, 2000 (unaudited).

(2)  April 26, 1999 (commencement of sale) through December 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


See Notes to Financial Statements               www.americancentury.com      25


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


26      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers four "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy. They are not intended to serve as a complete investment program by themselves. International investing also involves special risks, such as political instability and currency fluctuations.

     GLOBAL GOLD seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating, or distributing gold or other precious metals throughout the world.

     GLOBAL NATURAL RESOURCES seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The GLOBAL GOLD FUND BENCHMARK was the Benham North American Gold Equities Index from inception through February 1996. From March 1996 through December 1997, the benchmark was the FT-SE Gold Mines Index. Since January 1998, the benchmark has been a proprietary index intended to reflect the entire gold market.

     The FT-SE(reg.tm) GOLD MINES INDEX(1) consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

     The DOW JONES WORLD STOCK INDEX(2) (DJWSI), created by the editors of The Wall Street Journal, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the GLOBAL NATURAL RESOURCES FUND'S BENCHMARK index using the companies represented in two of these sectors--Basic Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources.

     The MORGAN STANLEY WORLD STOCK INDEX (MSCI) is a widely followed group of stocks from 22 different countries including the U.S. and Canada.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated.

     The Lipper categories for Global Gold and Global Natural Resources are:

     GOLD-ORIENTED FUNDS (Global Gold)--funds that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

     NATURAL RESOURCES FUNDS (Global Natural Resources)--funds that invest at least 65% of their assets in natural resources stocks.

(1) The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a trademark of the London Stock Exchange Limited and the Financial Times Ltd. and is used by FT-SE International Limited under license. FT-SE International Limited does not sponsor, endorse, or promote the fund.

(2) The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

[right margin]

INVESTMENT TEAM LEADERS

  Portfolio Managers
       JOE STERLING

  Portfolio Managers
       BILL MARTIN
       BILL MARTIN
       JOE STERLING


                                                www.americancentury.com      27


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 22-25.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.


28      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      29


Notes
--------------------------------------------------------------------------------


30      1-800-345-2021


Notes
--------------------------------------------------------------------------------

                                                www.americancentury.com      31

Notes
--------------------------------------------------------------------------------


32      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities               Technology             International Discovery
Giftrust(reg.tm)                Life Sciences          International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE
COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0008                                  American Century Investment Services, Inc.
SH-SAN-21705                       (c)2000 American Century Services Corporation

June 30, 2000

AMERICAN CENTURY(reg.sm)
SEMIANNUAL REPORT

Utilities


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


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How does it work?

   Just tell Fund Advisor about your investing style, your current investments and your goals. It will analyze your investments and offer impartial recommendations to help you get on track.

   To review Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you might want to have available:

   * Your latest tax return

   * Your most recent investment account statements

   * Printouts from any software you use to track your personal finances

   To learn more about this new tool and how it can help you better manage your financial future, select the "Demo" from the Fund Advisor introduction page.

* Patent pending. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

[left margin]

UTILITIES
(BULIX)
--------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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--------------------------------------------------------------------------------

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AND TAKE  CONTROL TODAY!


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The first half of 2000 was an extraordinary period for the U.S. stock market. Several major shifts in investor sentiment led to unprecedented levels of volatility.

     The strong U.S. economy--and the accompanying rise in interest rates--was one key factor. But so was the "New Economy"--the burgeoning technology and telecommunications industries. Investors began to question the high valuations of many New Economy stocks, casting doubt on their profitability and long-term potential for success.

     As a result, the stock market grew increasingly volatile. For example, the tech-heavy Nasdaq Composite Index lost more than 25% in a single week in early April, then enjoyed one of its best months ever in June.

     The utilities market, because of its significant exposure to the telecommunications industry, was affected by this volatility, as was American Century Utilities. Our investment professionals review the period and the fund's performance in more detail beginning on page 3.

     We're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     We're also pleased to provide investors with two new investment tools. Fund Advisor,(1) an online advice engine, is designed to give impartial guidance in choosing the right no-load mutual funds to meet your financial goals.(2) And American Century is the program manager for Learning Quest,(SM) an educational savings program launched by the state of Kansas on July 1 that allows parents to invest tax-deferred to meet higher education costs. The summer issue of the American Century investor newsletter provides more details on these tools.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

(1) Patent pending.

(2) American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service, or other fees from funds recommended through Fund Advisor. These arrangements are described in Acumation Inc.'s Form ADV Part II.

[right margin]
Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
UTILITIES
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
   Portfolio at a Glance ...................................................   6
   Top Ten Holdings ........................................................   7
   Industry Breakdown ......................................................   8
   Schedule of Investments .................................................   9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  11
   Statement of Operations .................................................  12
   Statement of Changes
      in Net Assets ........................................................  13
   Notes to Financial
      Statements ...........................................................  14
   Financial Highlights ....................................................  17
OTHER INFORMATION
   Share Class and Retirement
      Account Information ..................................................  19
   Background Information
      Investment Philosophy
         and Policies ......................................................  20
      Comparative Indices ..................................................  20
      Lipper Rankings ......................................................  20
      Investment Team
         Leaders ...........................................................  20
   Glossary ................................................................  21


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

GENERAL U.S. STOCK  MARKET PERSPECTIVE

*   U.S. stocks posted mixed returns in a volatile first half of 2000.

* Small- and mid-cap stocks performed well, while large-cap stocks fell slightly.

* New Economy (technology and telecommunications) stocks soared early in the year, plunged in April and May, and then rebounded in June.

* During the tech sell-off, investors shifted into sectors of the market that had been languishing earlier in the year.

* Economic uncertainty and the speculative fervor surrounding New Economy stocks caused greater day-to-day volatility.

UTILITIES MARKET PERSPECTIVE

* Utilities stocks as a group declined in the first half of 2000, lagging the broader market as represented by the S&P 500.

* The same influences that whipsawed the broader market also pushed and pulled utilities.

*   The rise, fall, and rebound of telecommunications stocks was a key factor.

* So was the more steadying influence of Old Economy sectors. Electric, natural gas, and energy stocks generally outperformed telecom.

MANAGEMENT Q&A:  FUND PERFORMANCE

* The fund's six-month total return surpassed that of its benchmark, but lagged the average return of the Lipper peer group.

* An overweight position in energy-related companies helped the fund beat the benchmark.

* The Lipper average was bolstered by funds that held a higher percentage of traditional electric and natural gas stocks. Those sectors outperformed telephones and telecom, which were the portfolio's largest weighting.

* The portfolio's relative weightings of telecom, electric, and natural gas companies reflected the benchmark, which, in turn, mirrored the utilities industry as a whole.

* The fund paid a bigger-than-usual income distribution on June 30, the result of a stock distribution by one of the portfolio's larger holdings.

MANAGEMENT Q&A: FUND OUTLOOK

* The fund and its benchmark will likely continue to have their heaviest weightings in telephone and telecom stocks.

* In the near term, utilities stock prices will be heavily influenced by the Federal Reserve's interest rate policy and earnings reports.

* Overall, we plan to remain fairly neutral to the benchmark, with slightly overweight positions in some of our favorite electric and natural gas names.

[left margin]
                      UTILITIES(1)
                       (BULIX)
    TOTAL RETURNS:               AS OF 6/30/00
       6 Months                         -1.22%(2)
       1 Year                            3.06%
    30-DAY SEC YIELD:                    2.09%
    INCEPTION DATE:                     3/1/93
    NET ASSETS:                 $295.4 million(3)

(1)  Investor Class.

(2)  Not annualized.

(3)  Includes Investor and Advisor classes.

See Total Returns on page 5.

Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     Volatility was the watchword in the U.S. stock market during the first half of 2000. Uncertainty about the economy, inflation, and interest rates--along with the mood swings symptomatic of "dot-com fever"--led to wide fluctuations in the major stock indexes.

     Large-cap stocks posted slightly negative returns, while small- and mid-cap stocks fared better (see the table at right).

RUNNING WITH THE PACK

     After finishing 1999 at record highs, the major stock indexes stumbled out of the gate in 2000. However, technology and telecommunications stocks--also known as "New Economy" stocks-- continued to soar, extending their phenomenal 1999 performance. Investors discarded "Old Economy" shares and snapped up those of dot-coms and other tech-oriented firms.

     This herd-like behavior pushed the Nasdaq Composite Index, which is dominated by tech stocks, up by nearly 25% from the end of 1999 to its peak on March 10, 2000. In contrast, the S&P 500 declined by 5%.

     But the speculative fervor surrounding New Economy shares contributed to greater market volatility. Day-to-day swings of 2% or more in the major stock indexes became increasingly common.

SHIFTING GEARS

     By March, disillusionment brought a sudden change in market sentiment. A series of interest rate increases by the Federal Reserve threatened to cool off the hot U.S. economy, which grew at its fastest rate in almost 16 years in the fourth quarter of 1999. In addition, concerns surfaced about sustainability and profitability in the New Economy, especially among Internet-related companies.

     As a result, many investors began to turn away from high-flying growth stocks, seeking out opportunities in undervalued sectors of the market or sitting on the sidelines entirely. Between mid-March and late May, the Nasdaq fell 37%, including a record 25% plunge in the second week of April, while the S&P 500 edged 1% lower.

     After this deflation of the New Economy balloon, growth stocks staged a solid comeback in June. However, the market remained volatile amid mixed signals about the economy's strength and future Fed interest rate policy.

SMALL WONDERS

     After being left behind in 1998 and 1999, small- and mid-cap stocks attracted more attention during the first half of 2000, outperforming large-company stocks. Aggressive investors were especially fond of mid-cap stocks because they had the high growth potential of smaller companies and the ease of trading associated with larger stocks.

[right margin]

"DAY-TO-DAY SWINGS OF 2% OR MORE IN THE MAJOR STOCK INDEXES BECAME INCREASINGLY COMMON."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
   S&P 500                 -0.42%
   S&P MIDCAP 400           9.06%
   S&P SMALLCAP 600         6.93%

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2000
Value on 6/30/00
S&P 500            $1.00
S&P MidCap 400     $1.09
S&P SmallCap 600   $1.07

                  S&P 500         S&P MidCap 400     S&P SmallCap 600
12/31/99           $1.00               $1.00               $1.00
1/31/00            $0.95               $0.97               $0.97
2/29/00            $0.93               $1.04               $1.10
3/31/00            $1.02               $1.13               $1.06
4/30/00            $0.99               $1.09               $1.04
5/31/00            $0.97               $1.07               $1.01
6/30/00            $1.00               $1.09               $1.07

Source: Lipper Inc.


                                                www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

UTILITIES MARKET OVERVIEW

     In a challenging environment that battered some sectors and rewarded others, utilities as a group declined in the first half of 2000, lagging the broader market as represented by the S&P 500. The relatively small decline in the overall utilities market, however, masked the volatility that occurred and the divergence in sector performance.

     The same influences that whipsawed the broader market also pushed and pulled utilities. The rise, fall, and rebound of telecommunications stocks was a key factor. So was the more steadying influence of Old Economy sectors. Electric utilities contributed generally positive performance, while natural gas and energy companies produced some of the strongest returns. The electric, gas, and energy sectors benefited from strong earnings reports.

TELECOM RETREATS

     The explosive performance enjoyed by telecommunications stocks during 1999 carried into the first quarter of 2000, driven largely by expanding global demand for wireless communications. However, not all communications companies performed well during the quarter--long distance and regional phone companies struggled amid competitive pressures.

     The trend away from growth-oriented technology stocks, which began in March and continued through most of the second quarter, hit telecommunications stocks particularly hard. AT&T, Vodafone Airtouch, GTE, and Sprint all posted significant losses for the second quarter. They suffered from the flight away from New Economy stocks and skepticism about the future earnings potential of long-distance phone companies.

ELECTRICS REBOUND

     Coming off their worst year in recent history, electric utility stocks, such as Duke Energy and PG&E, staged a comeback in the first half of 2000. As the year opened, rising interest rates and concern about competition hampered performance. However, electric utility company shares rebounded sharply in April, sparked by first-quarter earnings reports that beat estimates by as much as 30%. The move from growth to value stocks in the second quarter also added to the sector's gains.

ENERGY AND NATURAL GAS SOAR

     Energy and natural gas stocks--such as Enron and Coastal Corporation-- delivered solid gains in the first half of the year after falling victim to rising interest rates during the second half of 1999. During the first quarter, high energy prices and strong global demand for fuel heated the sector.

     After stumbling in April, energy and natural gas shares resumed their ascent, driven by continued strong fuel demand matched with limited supply. This sector also reaped the rewards from investors' shift from growth to traditional value stocks.

[left margin]

"THE RELATIVELY SMALL DECLINE IN THE OVERALL UTILITIES MARKET MASKED THE VOLATILITY THAT OCCURRED AND THE DIVERGENCE IN SECTOR PERFORMANCE."

UTILITIES MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
   FUND BENCHMARK                      -1.52%
   S&P Telecommunications
         (long distance) Index        -28.58%
   S&P Telephone Index                 -9.97%
   S&P Electric Index                   5.64%
   S&P Natural Gas Index               36.25%

Source: Bloomberg Financial Markets

These indices are defined on page 20.


4      1-800-345-2021


Utilities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                            INVESTOR CLASS (INCEPTION 3/1/93)                     ADVISOR CLASS (INCEPTION 6/25/98)
                                     FUND              UTILITY FUNDS(2)                                    FUND
             UTILITIES   S&P 500   BENCHMARK   AVERAGE RETURN   FUND'S RANKING     UTILITIES   S&P 500   BENCHMARK
=======================================================================================================================
6 MONTHS(1)    -1.22%    -0.42%     -1.52%         1.38%             --             -1.36%      -0.42%     -1.52%
1 YEAR          3.06%     7.24%      0.83%         8.99%        62 OUT OF 93         2.79%       7.24%      0.83%
=======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        20.47%    19.66%     22.23%        17.11%        29 OUT OF 80           --         --          --
5 YEARS        19.07%    23.80%     20.78%        16.50%        17 OUT OF 65           --         --          --
LIFE OF FUND   13.92%    20.03%     14.93%       12.53%(3)     6 OUT OF 25(3)        13.88%    14.74%(4)   15.01%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/4/93, the date nearest the class's inception for which data are available.

(4) Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 19-21 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/00
S&P 500             $38,155
Fund Benchmark      $27,746
Utilities           $25,995

                    Utilities           S&P 500        Fund Benchmark
DATE                  VALUE              VALUE              VALUE
3/1/1993             $10,000            $10,000            $10,000
3/31/1993            $10,223            $10,211            $10,258
6/30/1993            $10,589            $10,261            $10,455
9/30/1993            $11,262            $10,526            $11,078
12/31/1993           $10,659            $10,770            $10,614
3/31/1994             $9,731            $10,362             $9,699
6/30/1994             $9,639            $10,405             $9,562
9/30/1994             $9,801            $10,914             $9,812
12/31/1994            $9,590            $10,912             $9,618
3/31/1995            $10,161            $11,975            $10,071
6/30/1995            $10,862            $13,118            $10,795
9/30/1995            $11,897            $14,161            $11,822
12/31/1995           $13,014            $15,014            $12,877
3/31/1996            $12,699            $15,820            $12,637
6/30/1996            $13,135            $16,530            $13,237
9/30/1996            $12,506            $17,041            $12,839
12/31/1996           $13,642            $18,461            $13,988
3/31/1997            $13,353            $18,955            $13,740
6/30/1997            $14,870            $22,267            $15,193
9/30/1997            $15,697            $23,932            $16,091
12/31/1997           $18,529            $24,619            $18,814
3/31/1998            $20,750            $28,054            $21,274
6/30/1998            $20,111            $28,979            $20,978
9/30/1998            $20,592            $26,096            $21,585
12/31/1998           $23,611            $31,654            $25,077
3/31/1999            $22,501            $33,234            $24,475
6/30/1999            $25,226            $35,580            $27,520
9/30/1999            $24,204            $33,357            $26,419
12/31/1999           $26,320            $38,320            $28,176
3/31/2000            $28,004            $39,198            $29,804
6/30/2000            $25,995            $38,155            $27,746

$10,000 investment made 3/1/93

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 and the fund's benchmark are provided for comparison. Until 1996, the fund's benchmark was the NYSE Utilities Index. Since 1996, the fund's benchmark has been a custom utilities index, described on page 20. Utilities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph ] data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                  Utilities       Fund Benchmark
DATE               RETURN            RETURN
6/30/93*            5.90%             4.55%
6/30/94            -8.98%            -8.54%
6/30/95            12.68%            12.89%
6/30/96            20.92%            22.63%
6/30/97            13.22%            15.05%
6/30/98            35.25%            38.59%
6/30/99            25.42%            31.18%
6/30/00             3.06%            0.83%

* From 3/1/93 (the fund's inception date) to 6/30/93.


                                                www.americancentury.com      5


Utilities--Q&A
--------------------------------------------------------------------------------
[photo of Joe Sterling]   [photo of Bill Martin]

     Based on interviews with Joe Sterling and Bill Martin, portfolio managers on the Utilities fund investment team.

HOW DID THE UTILITIES FUND PERFORM DURING THE FIRST HALF OF 2000?

     The fund's total return was -1.22%.* That surpassed the -1.52% return of its custom market-based benchmark, but lagged the 1.38% average return of the 95 utilities funds tracked by Lipper in the first half. However, the fund's longer-term performance relative to its peers still looked good--American Century Utilities continued to outperform its peer group average for the three- and five-year periods ended June 30, 2000. (See the previous page for other fund performance comparisons.)

WHY DID THE UTILITIES FUND LAG THE LIPPER PEER AVERAGE FOR THE FIRST HALF?

     Energy, natural gas, and electric stocks were the best-performing sectors of the utilities market, but represented only about 40% of the fund as of June
30. Conversely, telephone and telecommunications stocks struggled and were our biggest weighting. Funds that had larger weightings in energy, electric, and natural gas shares, and smaller weightings in telecom tended to outperform our portfolio.

     Of course, we believe that our telephone and telecom focus is one of the key reasons the fund has performed relatively well against its peers over the last five years. We think that the long-term outlook for New Economy stocks remains bright.

WHY DID THE FUND HOLD SUCH A SEEMINGLY SMALL AMOUNT (ABOUT 29% OF THE PORTFOLIO AS OF JUNE 30) IN ELECTRIC AND NATURAL GAS STOCKS?

     Because electric and natural gas companies have a smaller total market capitalization than the telecom companies. We manage the fund against a custom index that is designed to mirror the utilities industry in terms of market capitalization. The index is made up of approximately 165 utilities stocks consisting of about 55% telephone and communication services companies, 35% electric and gas utilities, and the remaining 10% or so in utilities-related service and equipment companies.

     We seek to provide performance that reflects the industry as a whole. Over the long term, we think it's counter-productive to jump in and out of hot sectors.

WHY DID THE FUND OUTPERFORM ITS BENCHMARK, THE CUSTOM INDEX?

     Though the portfolio was underweight in electric and natural gas utilities, which performed well, it was overweight in energy companies (about 11.5% of the portfolio as of June 30) that performed even better. In fact, all five diversified energy companies listed in the fund's June 30, 2000 Schedule of Investments (see page 9) contributed significantly to positive performance.

     Enron was far and away the top contributor to fund performance. One of our top-ten holdings, the stock was up 45% in the first half. Other energy

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"AMERICAN CENTURY UTILITIES CONTINUED TO OUTPERFORM ITS PEER GROUP AVERAGE FOR THE THREE- AND FIVE-YEAR PERIODS ENDED JUNE 30, 2000."

PORTFOLIO AT A GLANCE
                          6/30/00     12/31/99
NO. OF COMPANIES            73           77
30-DAY SEC YIELD           2.09%        1.97%
MEDIAN P/E RATIO           20.9         23.5
PORTFOLIO TURNOVER        18%(1)       50%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)       0.67%(3)       0.68%

(1)  Six months ended 6/30/00.

(2)  Year ended 12/31/99.

(3)  Annualized.

Investment terms are defined in the Glossary on pages 21-22.


6      1-800-345-2021


Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

companies that helped returns were Coastal Corporation (up 72%), Williams Companies (up 36%), El Paso Energy (up 31%), and Reliant Energy (up 29%). Enron is the largest buyer and seller of natural gas in the U.S. Coastal and El Paso benefited from their impending merger, which will create one of the largest natural gas distributors and suppliers in the U.S.

     Energy companies benefited in general from rising fuel prices. For example, the price of crude oil jumped more than 30% during the first half of 2000.

WHAT OTHER COMPANIES WERE TOP CONTRIBUTORS TO PERFORMANCE?

     Not surprisingly, an electric utility made the list--Calpine Corporation (up 105%). Calpine, based in San Jose, California, is a leading independent electric power company. It has experienced exceptional growth due to its ability to rapidly expand its network of power plants in an environment of limited electrical supply. Fund shareholders benefited from the fact that we overweighted Calpine in the portfolio.

     Unlike most other telecommunications firms, U S WEST (up 19%) and Qwest (up 16%) contributed positively to performance. They merged after the markets closed on June 30, creating a new Qwest, an $85 billion broadband Internet communications company.

WHY DID SO MANY TELECOMMUNICATIONS STOCKS UNDERPERFORM?

     Given the sector's robust performance in 1999 and the uncertain economic environment in 2000 as the Federal Reserve raised interest rates, it shouldn't have been a complete surprise that telecom faltered in the first half. In addition, one of telecom's earlier underpinnings eroded.

     Two key factors helped telecommunications stocks flourish in 1999: technological advances and industry deregulation. Deregulation allowed companies that wanted to provide a comprehensive bundled package of telecommunications services--including local and long-distance phone services, online services, and high-speed internet connections--to enter the marketplace and compete with older, more established firms. This was good for the newcomers, but bad for some of the more established companies, particularly phone companies.

     As a result, performance was mixed for the telecom sector during the first quarter. Deregulation and competition put pressure on long-distance and regional telephone companies. But while the phone companies struggled, wireless companies continued to benefit from a growing worldwide demand for wireless communications.

     The second quarter, however, brought negative results for the entire group. The shift out of New Economy stocks hurt wireless companies. Concerns about future earnings potential hampered long-distance and regional telephone companies' performance.

WHICH TELECOMMUNICATIONS STOCKS DETRACTED MOST FROM FUND PERFORMANCE?

     It was primarily the long-distance phone companies--AT&T (down 38%), Sprint (down 24%), GTE (down 12%), and WorldCom (down 13%). Regional phone companies didn't do much better. For example, SBC Communications was down 11% and BellSouth declined 9%.

[right margin]

"UNLIKE MOST OTHER TELECOMMUNICATIONS FIRMS, U S WEST AND QWEST CONTRIBUTED POSITIVELY TO PERFORMANCE."

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                              AS OF          AS OF
                             6/30/00       12/31/99
WORLDCOM, INC.                5.5%           4.9%
SBC COMMUNICATIONS
     INC.                     5.2%           4.7%
U S WEST, INC.                5.1%           4.0%
BELL ATLANTIC CORP.           4.9%           4.7%
GTE CORP.                     4.8%           4.7%
ENRON CORP.                   4.8%           3.2%
BELLSOUTH CORP.               4.7%           4.5%
VODAFONE AIRTOUCH
     PLC ADR                  4.4%           5.0%
SPRINT CORP.                  4.4%           4.5%
QWEST
     COMMUNICATIONS
     INTERNATIONAL INC.       4.2%           3.1%


                                                 www.americancentury.com      7


Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT FACTORS DO YOU THINK WILL HAVE THE BIGGEST IMPACT ON THE PERFORMANCE OF UTILITY STOCKS IN THE SECOND HALF OF THE YEAR?

     One is interest rates. If rates continue to rise, utility share prices will most likely decline. Another factor will be second-half earnings and revenue projections. We expect earnings to be strong for gas and electric companies, at least into the third quarter. We will monitor telecommunications companies, keeping an eye on growth forecast numbers and any signs of decelerating revenues.

     The regulatory environment is another key factor. We're already seeing the impact of tougher regulatory standards in telecommunications. With the Sprint/WorldCom merger's failure to win approval, we think merger activity in the telecom area will decrease and the "merger premiums" on some telecom stocks could evaporate.

WHAT DO YOU ANTICIPATE FOR THE ECONOMY AND INTEREST RATES?

     The U.S. economy appears to be achieving the "soft landing" that the Federal Reserve hoped to engineer. This should help reduce the risk of further interest rate increases. The fact that this is a presidential election year should also help stabilize monetary policy in the second half of the year. The Fed has shown a reluctance to tinker with interest rates before a presidential election, presumably for fear of being perceived as favoring one party or candidate over another.

GIVEN THIS ECONOMIC ENVIRONMENT, HOW DO YOU PLAN TO MANAGE AMERICAN CENTURY UTILITIES?

     Overall, we will take a "steady as she goes" approach. We plan to remain fairly neutral to the fund's benchmark, with slightly overweight positions in some of our favorite electric and gas names. Additionally, we will watch for price declines in some of our favorite telecommunications companies as an opportunity to add to those positions.

WHY DID THE FUND PAY SUCH A LARGE INCOME DISTRIBUTION ON JUNE 30 ($0.77 A
SHARE)?

     It was result of a stock distribution by BCE--the parent company of Bell Canada, and a large fund holding--that was ruled to be an income distribution and was taxable as ordinary income. During the second quarter, BCE spun off its network equipment subsidiary, Nortel Networks. BCE distributed its 35% interest in Nortel to its shareholders--including the Utilities fund--in the form of new Nortel stock.

     This one-time event boosted the fund's quarterly income distribution far above normal levels. Future quarterly income distributions should return to more typical levels, about $0.10 a share, totaling about $0.40 a share annually.

[left margin]

"WE BELIEVE THAT OUR TELEPHONE AND TELECOM FOCUS IS ONE OF THE KEY REASONS THE FUND HAS PERFORMED RELATIVELY WELL AGAINST ITS PEERS OVER THE LAST FIVE YEARS."

INDUSTRY BREAKDOWN
                              % OF FUND INVESTMENTS
                              AS OF         AS OF
                             6/30/00       12/31/99
TELEPHONE                     52.4%         56.7%
ELECTRICAL UTILITIES          26.2%         27.7%
ENERGY                        11.5%          --
WIRELESS
     TELECOMMUNICATIONS        3.2%          5.1%
NATURAL GAS                    2.8%          2.2%
OTHER                          3.9%          8.3%


8      1-800-345-2021


Utilities--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 99.8%
ELECTRICAL EQUIPMENT -- 1.1%
                   45,705  Nortel Networks Corp.                   $  3,119,366
                                                                   ------------
ELECTRICAL UTILITIES -- 26.2%
                   30,000  AES Corp. (The)(1)                         1,368,750
                  104,440  American Electric Power Co., Inc.          3,094,035
                   50,000  Calpine Corp.(1)                           3,287,500
                   58,700  CMS Energy Corp.                           1,298,737
                   72,850  Conectiv, Inc.                             1,133,728
                   75,000  Consolidated Edison, Inc.                  2,221,875
                   70,000  Constellation Energy Group                 2,279,375
                  109,556  Dominion Resources, Inc. (Va.)             4,697,214
                   35,000  DQE, Inc.                                  1,384,688
                   58,400  DTE Energy Company                         1,784,850
                  145,000  Duke Energy Corp.                          8,174,375
                  100,000  Edison International                       2,050,000
                   39,000  Energy East Corp.                            743,438
                   74,000  Entergy Corp.                              2,011,875
                   67,800  FirstEnergy Corp.                          1,584,825
                   70,600  FPL Group, Inc.                            3,494,700
                   38,000  GPU Inc.                                   1,028,375
                   30,000  Kansas City Power & Light Co.                675,000
                   67,500  LG&E Energy Corp.                          1,611,562
                   50,000  Minnesota Power & Light Co.                  865,625
                   70,000  Montana Power Co.                          2,471,875
                   51,300  New Century Energies, Inc.                 1,539,000
                   58,000  NIPSCO Industries, Inc.                    1,080,250
                   50,000  Northeast Utilities                        1,087,500
                  100,000  Northern States Power Co. (Minn.)          2,018,750
                   23,021  NSTAR                                        936,667
                   70,000  PECO Energy Co.                            2,821,875
                  120,000  PG&E Corp.                                 2,955,000
                   35,000  Potomac Electric Power Co.                   875,000
                   47,300  Puget Sound Energy Inc.                    1,008,081
                   95,000  Sempra Energy                              1,615,000
                  246,800  Southern Co.                               5,753,525
                  100,000  Texas Utilities Co.                        2,950,000
                   42,700  UGI Corp.                                    875,350
                   78,000  Unicom Corp.                               3,017,625
                   75,000  Utilicorp United Inc.                      1,490,625
                                                                   ------------
                                                                      77,286,650
                                                                   ------------
ENERGY -- 11.5%
                   73,800  Coastal Corp. (The)                        4,492,575
                   95,000  El Paso Energy Corporation                 4,839,062
                  220,800  Enron Corp.                               14,241,600
                  120,000  Reliant Energy, Inc.                       3,547,500
                  165,600  Williams Companies, Inc. (The)             6,903,450
                                                                   ------------
                                                                      34,024,187
                                                                   ------------

Shares                                                                Value
-------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 1.1%
                  105,000  Keyspan Energy Corp.                    $  3,228,750
                                                                   ------------
MEDIA -- 0.3%
                   40,000  RCN Corp.(1)                               1,013,750
                                                                   ------------
NATURAL GAS -- 2.8%
                   65,000  Columbia Energy Group                      4,265,625
                   78,400  Kinder Morgan, Inc.                        2,709,700
                   11,600  National Fuel Gas Co.                        565,500
                  100,000  TransCanada Pipelines Ltd.                   762,500
                                                                   ------------
                                                                       8,303,325
                                                                   ------------
OIL REFINING -- 1.2%
                   50,990  Dynegy Inc.                                3,483,254
                                                                   ------------
TELEPHONE -- 52.4%
                  334,050  AT&T Corp.                                10,564,331
                  145,000  BCE Inc.                                   3,452,812
                  283,000  Bell Atlantic Corp.                       14,379,938
                  325,000  BellSouth Corp.                           13,853,125
                   78,900  BroadWing Inc.                             2,046,469
                   15,000  Cable & Wireless plc ADR                     750,938
                   50,000  Century Telephone Enterprises,
                              Inc.                                    1,437,500
                   45,000  Covad Communications Group,
                              Inc.(1)                                   724,219
                   25,000  Global Crossing Holdings Ltd.(1)             658,594
                  229,000  GTE Corp.                                 14,255,250
                   20,000  NEXTLINK Communications, Inc.
                              Cl A(1)                                   758,125
                       10,000 Nippon Telegraph & Telephone
                              Corp. ADR                                 683,750
                  250,000  Qwest Communications
                              International Inc.(1)                  12,421,875
                  355,520  SBC Communications Inc.                   15,376,240
                  255,000  Sprint Corp.                              13,005,000
                   25,000  Telefonica S.A. ADR                        1,601,562
                      80,000 Telefonos de Mexico, S.A. Cl L
                              ADR                                     4,570,000
                  175,000  U S WEST, Inc.                            15,006,250
                  314,000  Vodafone AirTouch PLC ADR                 13,011,375
                  356,450  WorldCom, Inc.(1)                         16,363,283
                                                                   ------------
                                                                     154,920,636
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 3.2%
                   85,000  ALLTEL Corp.                               5,264,688
                   24,000  Nextel Communications, Inc.(1)             1,467,750
                   15,100  VoiceStream Wireless Corp.(1)              1,756,319
                   15,000  Western Wireless Corp. Cl A(1)               817,031
                                                                   ------------
                                                                       9,305,788
                                                                   ------------
TOTAL COMMON STOCKS                                                 294,685,706
                                                                   ------------
   (Cost $239,194,868)


See Notes to Financial Statements                www.americancentury.com      9


Utilities--Schedule of Investments
-------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

                                                                           Value
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.2%
    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations), in a
       joint trading account at 6.40%, dated
       6/30/00, due 7/3/00 (Delivery value
       $700,373)                                                   $    700,000
                                                                   ------------
   (Cost $700,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $295,385,706
                                                                   ============
   (Cost $239,894,868)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.


10      1-800-345-2021                        See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value (identified
  cost of $239,894,868) (Note 3) ............................       $295,385,706
Cash ........................................................            392,160
Dividends, interest and other receivable ....................            597,515
                                                                    ------------
                                                                     296,375,381
                                                                    ------------

LIABILITIES
Payable for investments purchased ...........................            791,064
Accrued management fees (Note 2) ............................            167,700
Distribution fees payable (Note 2) ..........................              1,083
Service fees payable (Note 2) ...............................              1,083
Payable for directors' fees and expenses ....................                800
Accrued expenses and other liabilities ......................              9,843
                                                                    ------------
                                                                         971,573
                                                                    ------------
Net Assets ..................................................       $295,403,808
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .....................       $232,840,841
Undistributed net investment income .........................             19,462
Accumulated undistributed net realized
  gain on investment transactions ...........................          7,052,655
Net unrealized appreciation
  on investments (Note 3) ...................................         55,490,850
                                                                    ------------
                                                                    $295,403,808
                                                                    ============

Investor Class, $10.00 Par Value
Net assets ..................................................       $290,445,570
Shares outstanding ..........................................         18,904,426
Net asset value per share ...................................       $      15.36

Advisor Class, $10.00 Par Value
Net assets ..................................................       $  4,958,238
Shares outstanding ..........................................            322,710
Net asset value per share ...................................       $      15.36


See Notes to Financial Statements                www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld $23,042) ...........      $ 16,397,764
Interest ....................................................            51,298
                                                                   ------------
                                                                     16,449,062
                                                                   ------------

Expenses (Note 2):
Management fees .............................................         1,027,945
Distribution fees -- Advisor Class ..........................             6,546
Service fees -- Advisor Class ...............................             6,546
Directors' fees and expenses ................................             5,477
                                                                   ------------
                                                                      1,046,514
                                                                   ------------

Net investment income .......................................        15,402,548
                                                                   ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on investments ............................         8,326,600
Change in net unrealized
  appreciation on investments ...............................       (27,033,962)
                                                                   ------------

Net realized and unrealized loss on
  investments and foreign currency ..........................       (18,707,362)
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations .................................      $ (3,304,814)
                                                                   ============


12      1-800-345-2021                         See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1999

Increase (Decrease) in Net Assets                  2000              1999

OPERATIONS
Net investment income ........................ $15,402,548        $6,357,677
Net realized gain on investments .............   8,326,600        17,099,349
Change in net unrealized
  appreciation on investments ................ (27,033,962)       10,228,171
                                              ---------------   -------------
Net increase (decrease) in net
  assets resulting from operations ...........  (3,304,814)       33,685,197
                                              ---------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ............................. (15,131,611)       (6,541,545)
  Advisor Class ..............................   (251,475)         (62,845)
In excess of net investment income:
  Investor Class .............................      --             (38,868)
  Advisor Class ..............................      --               (661)
From net realized gains on investment transactions:
  Investor Class .............................  (1,348,157)      (17,256,040)
  Advisor Class ..............................   (22,695)          (268,696)
                                              ---------------   -------------
Decrease in net assets from distributions .... (16,753,938)      (24,168,655)
                                              ---------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets
  from capital share transactions ............  (9,017,681)        7,111,530
                                              ---------------   -------------

Net increase (decrease) in net assets ........ (29,076,433)       16,628,072

NET ASSETS
Beginning of period .......................... 324,480,241        307,852,169
                                              ---------------   -------------
End of period ................................ $295,403,808      $324,480,241
                                              ===============   =============

Undistributed net investment income ..........   $19,462              --
                                              ===============   =============


See Notes to Financial Statements               www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Utilities Fund (the fund) is one of the six funds issued by the corporation. The fund is diversified under the 1940 Act. The fund seeks current income and long-term growth of capital and income. The fund invests primarily in equity securities of companies engaged in the utilities industry. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

     MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are expected to be declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the two month period ended December 31, 1999, the fund incurred net capital losses of $287,150. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the period ended June 30, 2000, the effective annual Investor Class management fee was 0.67%.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan for the six months ended June 30, 2000, were $13,092.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2000 totaled $56,012,965 and $66,408,575, respectively.

    On June 30, 2000, accumulated net unrealized appreciation on investments was $54,514,438, based on the aggregate cost of investments for federal income tax purposes of $240,871,268, which consisted of unrealized appreciation of $71,051,733 and unrealized depreciation of $16,537,295.


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to the fund. Transactions in shares of the fund were as follows:

                                                      SHARES           AMOUNT
INVESTOR CLASS
Designated shares ..........................    1,000,000,000
                                                                 ==============
Six months ended June 30, 2000
Sold .......................................        2,461,681    $   41,187,635
Issued in reinvestment of distributions ....          935,827        14,639,583
Redeemed ...................................       (3,879,447)      (64,747,168)
                                               --------------    --------------
Net decrease ...............................         (481,939)   $   (8,919,950)
                                               ==============    ==============

Year ended December 31, 1999
Sold .......................................       12,764,332    $  209,639,231
Issued in reinvestment of distributions ....        1,354,578        21,766,013
Redeemed ...................................      (14,018,738)     (229,526,287)
                                               --------------    --------------
Net increase ...............................          100,172    $    1,878,957
                                               ==============    ==============

ADVISOR CLASS
Designated shares ..........................      250,000,000
                                                                 ==============
Six months ended June 30, 2000
Sold .......................................           95,786    $    1,602,581
Issued in reinvestment of distributions ....           14,321           223,688
Redeemed ...................................         (114,800)       (1,924,000)
                                               --------------    --------------
Net decrease ...............................           (4,693)   $      (97,731)
                                               ==============    ==============

Year ended December 31, 1999
Sold .......................................          354,612    $    5,758,463
Issued in reinvestment of distributions ....           16,012           258,552
Redeemed ...................................          (47,955)         (784,442)
                                               --------------    --------------
Net increase ...............................          322,669    $    5,232,573
                                               ==============    ==============

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2000.


16      1-800-345-2021


Utilities--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                             Investor Class
                                        2000(1)           1999             1998           1997           1996           1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........  $     16.46       $     15.96      $     14.24    $     11.51    $     11.44    $      8.79
                                   -----------       -----------      -----------    -----------    -----------    -----------
Income From
  Investment Operations
  Net Investment Income .........         0.83(2)           0.33(2)          0.37           0.43           0.45           0.42
  Net Realized and Unrealized
  Gain on Investment
  Transactions ..................        (1.02)             1.45             3.39           3.57           0.08           2.65
                                   -----------       -----------      -----------    -----------    -----------    -----------
  Total From Investment
  Operations ....................        (0.19)             1.78             3.76           4.00           0.53           3.07
                                   -----------       -----------      -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income ....        (0.84)            (0.35)           (0.38)         (0.42)         (0.46)         (0.42)
  In Excess of Net
  Investment Income .............         --               --(3)             --             --             --             --
  From Net Realized Gains on
  Investment Transactions .......        (0.07)            (0.93)           (1.66)         (0.85)          --             --
                                   -----------       -----------      -----------    -----------    -----------    -----------
  Total Distributions ...........        (0.91)            (1.28)           (2.04)         (1.27)         (0.46)         (0.42)
                                   -----------       -----------      -----------    -----------    -----------    -----------
Net Asset Value, End of Period ..  $     15.36       $     16.46      $     15.96    $     14.24    $     11.51    $     11.44
                                   ===========       ===========      ===========    ===========    ===========    ===========
  Total Return(4) ...............        (1.22)%           11.46%           27.43%         35.82%          4.82%         35.70%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ..............         0.67%(5)          0.68%            0.69%          0.72%          0.71%          0.75%
Ratio of Net Investment Income to
Average Net Assets ..............         9.93%(5)          2.02%            2.51%          3.56%          3.88%          4.31%
Portfolio Turnover Rate .........           18%               50%              98%            92%            93%            68%
Net Assets, End of Period
  (in thousands) ................  $   290,446       $   319,092      $   307,777    $   209,962    $   145,134    $   218,794

(1)  Six months ended June 30, 2000 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements               www.americancentury.com      17


Utilities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                      Advisor Class
                                           2000(1)        1999         1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $16.46        $15.96        $14.90
                                         -----------   -----------   ----------
Income From Investment Operations
  Net Investment Income .................  0.82(3)       0.27(3)        0.16
  Net Realized and Unrealized
  Gain on Investment Transactions .......  (1.04)         1.47          2.52
                                         -----------   -----------   ----------
  Total From Investment Operations ......  (0.22)         1.74          2.68
                                         -----------   -----------   ----------
Distributions
  From Net Investment Income ............  (0.81)        (0.31)        (0.19)
  In Excess of Net Investment Income ....    --           --(4)          --
  From Net Realized Gains on
  Investment Transactions ...............  (0.07)        (0.93)        (1.43)
                                         -----------   -----------   ----------
  Total Distributions ...................  (0.88)        (1.24)        (1.62)
                                         -----------   -----------   ----------
Net Asset Value, End of Period ..........  $15.36        $16.46        $15.96
                                         ===========   ===========   ==========
  Total Return(5) .......................  (1.36)%       11.20%        18.43%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................... 0.92%(6)        0.93%       0.94%(6)
Ratio of Net Investment Income
to Average Net Assets ................... 9.68%(6)        1.77%       1.94%(6)
Portfolio Turnover Rate .................    18%           50%           98%
Net Assets, End of Period
  (in thousands) ........................  $4,958        $5,388          $76

(1)  Six months ended June 30, 2000 (unaudited).

(2)  June 25, 1998 (commencement of sale) through December 31, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


18      1-800-345-2021                        See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers four "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY UTILITIES seeks current income and long-term growth of capital and income. The fund invests primarily in the stocks of companies engaged in the utilities industry, including telecommunications services, electricity, and natural gas.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded large-capitalization companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The FUND BENCHMARK consists of approximately 165 utilities stocks that meet the fund's investment criteria. The benchmark's composition by industry is approximately 55% telephone and communication services, 30% electric and natural gas companies, and 15% utilities-related companies, such as manufacturers of communications equipment.

     The S&P ELECTRIC INDEX is composed of 26 electric power companies in the S&P 500.

     The S&P NATURAL GAS INDEX is composed of 11 natural gas distributors and pipeline companies in the S&P 500.

     The S&P TELECOMMUNICATIONS (LONG DISTANCE) INDEX is composed of four long-distance telephone companies in the S&P 500.

     The S&P TELEPHONE INDEX is composed of nine regional telephone companies in the S&P 500.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     Lipper's UTILITY FUNDS category consists of funds that invest at least 65% of their portfolios in utilities stocks.

* Investing in these funds involves special risks resulting from their concentrated investment objectives. They are not intended to serve as a complete investment program by themselves.

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       BILL MARTIN
       JOHN SCHNIEDWIND
       JOE STERLING


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 17-18.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by the fund on a given date.

* 30-DAY SEC YIELD -- net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's dividend income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER-- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities               Technology             International Discovery
Giftrust(reg.tm)                Life Sciences          International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE
COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0008                                  American Century Investment Services, Inc.
SH-SAN-21704                       (c)2000 American Century Services Corporation